THIRD QUARTER REPORT

September 30, 2015

COLUMBIA ACORN FAMILY OF FUNDS

Class A, B, C, I, R, R4, R5, Y and Z Shares
Managed by Columbia Wanger Asset Management, LLC

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

COLUMBIA ACORN FAMILY OF FUNDS

NET ASSET VALUE PER SHARE as of 9/30/15

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$27.61	$39.02	$27.23	$20.59	$18.66	$14.38	$10.21	$14.33
Class B	$23.84	$37.55	$23.28	$19.30	$15.67	$14.43	N/A	N/A
Class C	$23.28	$37.41	$23.12	$19.16	$15.35	$14.40	$10.10	$14.14
Class I	$29.35	$39.21	$29.30	$20.88	$20.02	N/A	$10.27	$14.35
Class R	N/A	$38.91	N/A	N/A	N/A	N/A	N/A	N/A
Class R4	$29.78	$39.40	$29.76	$21.02	$20.35	$14.29	$10.32	$14.42
Class R5	$29.84	$39.14	$29.79	$21.01	$20.39	$14.31	$10.32	$14.49
Class Y	$29.91	$39.46	$29.88	$21.01	$20.48	$14.29	$10.23	N/A
Class Z	$29.27	$39.15	$29.11	$20.88	$19.91	$14.22	$10.25	$14.36

Class I shares are available only to the Columbia funds, such as Columbia Thermostat Fund, and are not available to individual investors. Class R, R4, R5, Y and Z shares are sold at net asset value and have limited eligibility. Please see the Funds' prospectuses for details. The Columbia Acorn Family of Funds offer multiple share classes, not all necessarily available through all financial intermediaries, and the ratings assigned to the various share classes by mutual fund rating agencies may vary. Contact us for details.

ESTIMATED YEAR-END DISTRIBUTIONS as of 10/31/15

To help with your tax planning, following are the estimated year-end capital gain distributions for the Columbia Acorn Funds. With the exception of Columbia Thermostat Fund, the expected record date is December 8, 2015, and the expected ex-dividend and payable date is December 9, 2015. For Columbia Thermostat Fund, the expected record date is December 21, 2015, and the expected ex-dividend and payable date is December 22, 2015. Distribution information is not final and should not be considered final until after the record date. The board of trustees will determine the actual distributions the Funds will pay. We have not provided estimates for income distributions, but some Funds may pay such distributions on the same dates noted above.

	Short-term Capital Gains	Long-term Capital Gains
Columbia Acorn Fund	None	$9.70-$10.70
Columbia Acorn International	None	$1.20-$1.40
Columbia Acorn USA	None	$6.80-$7.30
Columbia Acorn International Select	None	None
Columbia Acorn Select	$0.75-$0.85	$4.75-$5.25
Columbia Thermostat Fund	None	$0.00-$0.05
Columbia Acorn Emerging Markets Fund	None	None
Columbia Acorn European Fund	None	None

The views expressed in the report commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to a specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

COLUMBIA ACORN FAMILY OF FUNDS

TABLE OF CONTENTS

Message From Director of International Research	2
Descriptions of Indexes	3
Share Class Performance	4
Fund Performance vs. Benchmarks	5
Columbia Acorn® Fund
In a Nutshell	6
At a Glance	7
Major Portfolio Changes	26
Statement of Investments	28
Columbia Acorn International®
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	36
Statement of Investments	39
Portfolio Diversification	47
Columbia Acorn USA®
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	48
Statement of Investments	49
Columbia Acorn International SelectSM
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	54
Statement of Investments	55
Portfolio Diversification	59
Columbia Acorn SelectSM
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	60
Statement of Investments	61
Columbia Thermostat FundSM
In a Nutshell	16
At a Glance	17
Statement of Investments	65
Columbia Acorn Emerging Markets FundSM
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	67
Statement of Investments	69
Portfolio Diversification	74
Columbia Acorn European FundSM
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	75
Statement of Investments	77
Portfolio Diversification	81
Squirrel Chatter: Fannie Mae, Freddie Mac and the Housing Market Collapse	22
Columbia Acorn Family of Funds
Expense Information	83

A COMMENT ON TRADING VOLUMES

Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes poses challenges to the Funds. This is particularly so because the Funds focus on small- and mid-cap companies that usually have lower trading volumes and often take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell securities, which can exacerbate a Fund's exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

MESSAGE FROM DIRECTOR OF INTERNATIONAL RESEARCH

DEAR SHAREHOLDERS:

Effective January 1, 2016, the primary benchmarks for all Columbia Acorn international products will be changed from their current S&P benchmark indices to the more commonly used MSCI family of benchmark indices. After a comprehensive review of various indices, and taking into account input from various investors and intermediaries, we believe the MSCI family of indices are most representative of the international Funds' target opportunity sets and provide the best comparison of your Funds to their peer funds. MSCI is the most widely used benchmark family for international funds in both the Lipper and Morningstar peer groups of mutual funds. These changes will have no effect on our investment philosophy and process at Columbia Wanger, and they do not affect the domestic Columbia Acorn Fund product offerings.

Specifically, the benchmark changes are as follows:

Fund	Current primary benchmark	Primary benchmark effective January 1, 2016
Columbia Acorn International	S&P Global Ex-U.S. Between $500M-$5B	MSCI ACWI Ex USA SMID Cap
Columbia Acorn International Select	S&P Developed Ex-U.S. Between $2B-$10B	MSCI ACWI Ex USA
Columbia Acorn Emerging Markets Fund	S&P Emerging Markets Between $500M-$5B	MSCI Emerging Markets SMID Cap
Columbia Acorn European Fund	S&P Europe Between $500M-$5B	MSCI AC Europe Small Cap

The difference in composition between the current and new benchmarks varies from Fund to Fund, and Fund portfolio composition may be adjusted in connection with the transition to the new benchmarks. For example, the average weighted market capitalization for the new benchmark is greater than that of the current benchmark for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn European Fund, and is less than that of the current benchmark for Columbia Acorn Emerging Markets Fund. The regional geographic weightings will differ between the current and new benchmarks for all Funds other than Columbia Acorn European Fund, which invests in one region. Industry sector weightings may also vary between the current and new benchmarks. As an active manager, we have always been benchmark aware, but we have regularly deviated from the benchmark average weighted market capitalizations, and from benchmark sector and geography weightings, where we believed this was in the interest of Fund shareholders. We will continue to do so going forward.

In managing the international Funds, we will of course continue to seek to outperform the new benchmarks in keeping with the Funds' investment strategies and our overall investment approach. As provided in SEC rules relating to mutual funds, for one year after the change, Fund performance will be shown against both the current and the new benchmarks.

Louis J. Mendes
Director of International Research and Portfolio Manager
Columbia Wanger Asset Management, LLC

COLUMBIA ACORN FAMILY OF FUNDS

DESCRIPTIONS OF INDEXES INCLUDED IN THIS REPORT

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Euromoney Smaller European Companies (inc. UK) Index is an index of smaller companies in Europe including the UK market. The Euromoney Smaller European Companies Index covers companies of small- and mid-cap market capitalization in Europe's developed markets. The index is rebalanced on a quarterly basis.

•  Lipper Indexes are composed of the 10 or 30 largest funds in the Lipper investment objective grouping. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International and Columbia Acorn International Select; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper; Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index (Net), a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance in 23 emerging market countries, as determined by MSCI. The MSCI Emerging Markets Small Cap Index (Net) currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor that represents the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of 23 emerging market countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of 16 European countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index consists of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap® Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor that represents the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

COLUMBIA ACORN FAMILY OF FUNDS

SHARE CLASS PERFORMANCE Average Annual Total Returns through 9/30/15

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn® Fund
Year to date*	-4.05%	-9.57%	-4.64%	-9.13%	-4.55%	-5.45%	-3.79%	N/A	-3.90%	-3.83%	-3.79%	-3.80%
1 year	-0.38%	-6.11%	-1.20%	-5.13%	-1.10%	-1.88%	-0.03%	N/A	-0.16%	-0.07%	-0.01%	-0.07%
5 years	10.02%	8.73%	9.34%	9.07%	9.23%	9.23%	10.41%	N/A	10.32%	10.37%	10.40%	10.35%
10 years	6.66%	6.03%	5.99%	5.99%	5.85%	5.85%	7.01%	N/A	6.96%	6.98%	7.00%	6.97%
Columbia Acorn International®
Year to date*	-5.58%	-11.00%	-6.18%	-10.83%	-6.11%	-7.04%	-5.30%	-5.82%	-5.44%	-5.36%	-5.29%	-5.38%
1 year	-8.11%	-13.40%	-8.89%	-13.20%	-8.79%	-9.65%	-7.75%	-8.45%	-7.93%	-7.81%	-7.76%	-7.84%
5 years	4.35%	3.12%	3.60%	3.25%	3.58%	3.58%	4.77%	4.00%	4.64%	4.70%	4.73%	4.68%
10 years	6.35%	5.72%	5.63%	5.63%	5.54%	5.54%	6.74%	6.02%	6.68%	6.71%	6.73%	6.70%
Columbia Acorn USA®
Year to date*	-3.97%	-9.50%	-4.94%	-9.55%	-4.47%	-5.40%	-3.67%	N/A	-3.77%	-3.71%	-3.69%	-3.79%
1 year	3.42%	-2.53%	2.09%	-1.95%	2.71%	1.89%	3.84%	N/A	3.68%	3.75%	3.80%	3.65%
5 years	11.45%	10.14%	10.54%	10.27%	10.66%	10.66%	11.88%	N/A	11.75%	11.79%	11.82%	11.74%
10 years	5.89%	5.27%	5.12%	5.12%	5.11%	5.11%	6.25%	N/A	6.19%	6.21%	6.23%	6.19%
Columbia Acorn International SelectSM
Year to date*	-6.19%	-11.56%	-6.66%	-11.32%	-6.72%	-7.65%	-5.94%	N/A	-5.98%	-5.95%	-5.90%	-5.98%
1 year	-13.95%	-18.90%	-14.58%	-18.35%	-14.65%	-15.40%	-13.68%	N/A	-13.72%	-13.70%	-13.60%	-13.72%
5 years	3.39%	2.18%	2.73%	2.44%	2.59%	2.59%	3.79%	N/A	3.71%	3.74%	3.77%	3.73%
10 years	5.55%	4.93%	4.86%	4.86%	4.72%	4.72%	5.93%	N/A	5.88%	5.90%	5.91%	5.89%
Columbia Acorn SelectSM
Year to date*	-3.65%	-9.17%	-4.22%	-8.56%	-4.19%	-5.05%	-3.37%	N/A	-3.50%	-3.45%	-3.39%	-3.43%
1 year	-0.96%	-6.65%	-1.73%	-5.42%	-1.66%	-2.39%	-0.59%	N/A	-0.71%	-0.62%	-0.57%	-0.63%
5 years	7.89%	6.61%	7.14%	6.94%	7.09%	7.09%	8.30%	N/A	8.17%	8.22%	8.25%	8.21%
10 years	6.22%	5.59%	5.50%	5.50%	5.39%	5.39%	6.57%	N/A	6.51%	6.53%	6.55%	6.53%
Columbia Thermostat FundSM
Year to date*	-1.25%	-6.95%	-1.65%	-6.47%	-1.78%	-2.75%	N/A	N/A	-1.06%	-0.99%	-1.06%	-1.06%
1 year	0.50%	-5.31%	-0.01%	-4.80%	-0.26%	-1.22%	N/A	N/A	0.75%	0.77%	0.76%	0.70%
5 years	7.63%	6.36%	7.10%	6.79%	6.82%	6.82%	N/A	N/A	7.88%	7.91%	7.92%	7.88%
10 years	5.82%	5.20%	5.29%	5.29%	5.04%	5.04%	N/A	N/A	6.09%	6.11%	6.11%	6.09%
Columbia Acorn Emerging Markets FundSM
Year to date*	-19.73%	-24.37%	N/A	N/A	-20.16%	-20.96%	-19.45%	N/A	-19.56%	-19.50%	-19.51%	-19.54%
1 year	-21.63%	-26.14%	N/A	N/A	-22.25%	-23.03%	-21.32%	N/A	-21.40%	-21.38%	-21.33%	-21.44%
Life of Fund	0.96%	-0.48%	N/A	N/A	0.24%	0.24%	1.37%	N/A	1.30%	1.33%	1.34%	1.25%
Columbia Acorn European FundSM
Year to date*	0.36%	-5.38%	N/A	N/A	-0.14%	-1.14%	0.57%	N/A	0.56%	0.56%	N/A	0.57%
1 year	-0.42%	-6.11%	N/A	N/A	-1.12%	-2.11%	-0.11%	N/A	-0.15%	-0.17%	N/A	-0.15%
Life of Fund	9.90%	8.33%	N/A	N/A	9.10%	9.10%	10.21%	N/A	10.19%	10.18%	N/A	10.19%

*Not annualized.

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Page 83 of this report for information on contractual fee waiver and expense reimbursement agreements in place on September 30, 2015, for Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Continued on Page 5.

FUND PERFORMANCE VS. BENCHMARKS Class Z Average Annual Total Returns through 9/30/15

Class Z Shares	3rd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	-9.77%	-3.80%	-0.07%	10.35%	6.97%	14.23%
Russell 2500 Index	-10.30%	-5.98%	0.38%	12.69%	7.40%	N/A
S&P 500 Index**	-6.44%	-5.29%	-0.61%	13.34%	6.80%	10.73%
Russell 2000 Index	-11.92%	-7.73%	1.25%	11.73%	6.55%	N/A
Lipper Mid-Cap Growth Funds Index	-9.25%	-4.22%	1.35%	11.53%	7.76%	N/A
Columbia Acorn International® (ACINX) (9/23/92)	-10.04%	-5.38%	-7.84%	4.68%	6.70%	10.24%
S&P Global Ex-U.S. Between $500M and $5B Index	-11.49%	-4.44%	-7.76%	3.71%	5.61%	7.81%
S&P Global Ex-U.S. SmallCap Index	-9.70%	-2.10%	-5.34%	4.72%	5.61%	7.40%
MSCI EAFE Index (Net)	-10.23%	-5.28%	-8.66%	3.98%	2.97%	5.52%
Lipper International Small/Mid Growth Funds Index	-7.20%	2.23%	-0.72%	7.79%	6.64%	N/A
Columbia Acorn USA® (AUSAX) (9/4/96)	-10.29%	-3.79%	3.65%	11.74%	6.19%	10.14%
Russell 2000 Index	-11.92%	-7.73%	1.25%	11.73%	6.55%	7.88%
Lipper Small-Cap Growth Funds Index	-11.20%	-4.50%	2.97%	11.99%	6.51%	6.67%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	-9.49%	-5.98%	-13.72%	3.73%	5.89%	7.99%
S&P Developed Ex-U.S. Between $2B and $10B Index	-8.78%	-1.48%	-3.90%	5.29%	4.80%	6.98%
MSCI EAFE Index (Net)	-10.23%	-5.28%	-8.66%	3.98%	2.97%	3.63%
Lipper International Small/Mid Growth Funds Index	-7.20%	2.23%	-0.72%	7.79%	6.64%	9.70%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	-8.96%	-3.43%	-0.63%	8.21%	6.53%	9.58%
S&P MidCap 400 Index	-8.50%	-4.66%	1.40%	12.93%	8.25%	9.81%
S&P 500 Index**	-6.44%	-5.29%	-0.61%	13.34%	6.80%	4.96%
Lipper Mid-Cap Core Funds Index	-9.32%	-6.20%	-1.31%	11.49%	7.10%	8.37%
Columbia Thermostat FundSM (COTZX) (9/25/02)	-2.27%	-1.06%	0.70%	7.88%	6.09%	7.42%
S&P 500 Index	-6.44%	-5.29%	-0.61%	13.34%	6.80%	8.96%
Barclays U.S. Aggregate Bond Index	1.23%	1.13%	2.94%	3.10%	4.64%	4.49%
Lipper Flexible Portfolio Funds Index	-6.03%	-5.08%	-4.83%	6.58%	5.12%	7.12%
50/50 Blended Benchmark	-2.62%	-1.98%	1.32%	8.31%	6.02%	6.99%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	-17.21%	-19.54%	-21.44%	—	—	1.25%
S&P Emerging Markets Between $500M and $5B Index	-17.85%	-15.34%	-18.15%	—	—	-1.37%
MSCI Emerging Markets Small Cap Index	-16.67%	-9.80%	-15.23%	—	—	-1.55%
Lipper Emerging Markets Index	-16.71%	-15.28%	-19.72%	—	—	-2.23%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	-5.84%	0.57%	-0.15%	—	—	10.19%
S&P Europe Between $500M and $5B Index	-5.34%	4.71%	3.18%	—	—	12.41%
Euromoney Smaller European Companies Index	-5.17%	4.45%	0.88%	—	—	10.66%
Lipper European Region Index	-7.28%	-1.32%	-3.80%	—	—	9.45%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13 and Class R4 shares of Columbia Acorn European Fund commenced operations on 6/25/14. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 3 for a description of the indexes listed above.

COLUMBIA ACORN® FUND

IN A NUTSHELL

Robert A. Mohn* Co-Portfolio Manager	P. Zachary Egan Co-Portfolio Manager

Fritz Kaegi Co-Portfolio Manager	David L. Frank Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

In the third quarter of 2015, Columbia Acorn Fund Class Z shares fell 9.77%, outperforming the Fund's primary benchmark, the Russell 2500 Index, which declined 10.30%. Year to date through September, the Fund had a 3.80% loss versus a 5.98% decline for the benchmark.

During the third quarter, we continued to concentrate the portfolio modestly by reducing the number of holdings in the Fund to 174 positions, down 10 names from the end of the second quarter. As we have made adjustments, our actions have been consistent with our growth-at-a-reasonable-price (GARP) approach, which focuses on allocating capital to companies that we believe have excellent business models and solid growth prospects, and that are available at reasonable prices. In addition to selling several positions to further concentrate the portfolio in the quarter, we selectively trimmed names that had reached our valuation targets and reallocated the proceeds into new positions that we believe meet our GARP standards. These additions were largely made in the consumer discretionary and information technology (IT) sectors. We maintained the Fund's overweight in industrials, its roughly benchmark weight in health care, and its underweight in financials, as discussed below.

Within the IT sector, one of our themes is investing in software developers offering product via the cloud for a monthly rental fee. This is a transition away from the older approach that requires customers to buy software outright and have it installed on site. The big implication for investors is that the software company will benefit from smooth revenues achieved through the rental arrangement, though upfront revenues will be lower. This newer model has created new businesses and is attracting takeouts from older developers who are trying to keep up. Under this theme, we added Cvent to the portfolio late in the second quarter. A developer of software used in corporate event planning, Cvent is dominating its niche and gained 34% in the third quarter. Other IT winners outside of the cloud theme included Solera Holdings, a software developer for automotive insurance claims processing, which gained 21% following the September announcement of its agreement to be acquired by Vista Equity Partners. We opted to take our gains and sold the position, using some of the proceeds to buy Coupons.com, a company that allows businesses to distribute coupons, advertising and trade promotions online. The Fund had a 28% weighting in the IT sector at quarter end, while the benchmark weight was 15%.

Industrials continue to be among the Fund's largest sector overweights, representing 23% of the Fund and 15% of the benchmark. During the third quarter, our stock selection within the sector was positive relative to the benchmark, but we lost some ground due to the Fund's overweight in a down quarter for the sector. U.S. dollar strength continued to negatively impact global names like Donaldson, a maker of industrial air filtration equipment, and Nordson, a manufacturer of dispensing systems for adhesives and coatings. Both names fell around 20% in the quarter. While the dollar headwind has had an impact, the majority of the industrial stocks the Fund owns have a more natural linkage to the U.S. market. For example, NVR, a homebuilder with operations in 14 states, was up 14% in the quarter. In addition to being largely U.S.-focused, Fund holdings within the industrial sector are also much broader than the machines and tools that the industrials name evokes; they include rental cars, trucking companies, consulting services and distributors, to name a few.

After a tremendous run in the first half of the year, the health care sector cooled in the third quarter. Despite the reversal, the Fund maintained its strong outperformance in the sector year to date, posting a 14% gain in the sector versus the benchmark's 1% return for the first nine months of the year. Much of the Fund's strength in health care has been driven by the outperformance of biotech and pharmaceutical names. Due to the higher valuations we are seeing now in biotechs and pharmaceuticals, we did some selective trimming within this segment during the quarter. Laggards in the health care sector during the quarter included Cepheid, a provider of molecular diagnostic supplies, which fell 26% due to softer-than-expected June quarter results. Akorn, a developer, manufacturer and distributor of specialty generic drugs, fell 35% in the quarter primarily due to accounting errors that caused a delay in the company's filings with the SEC. Akorn hired a new chief financial officer, and we don't anticipate future problems.

The Fund's financial sector performance was a relative detractor in the quarter. The Federal Reserve opted not to raise interest rates at their meeting in September but implied a hike would come before year end. We continue to be leery of rate-sensitive names in this current environment. We maintained our underweight in real estate investment trusts (REITs) because of the potential negative impact of a rate increase on many of these companies. Banks, on the other hand, are expected to benefit from a rate hike, but we think any advantage would be modest, as banks struggle with fierce competition and heavy regulation. Bucking the downward trend in the quarter in REITs, Extra Space Storage, a self-storage facility operator, gained 19%. This name exemplifies what we are looking for in the REIT space—companies with strong growth potential and pricing power.

*In our first quarter shareholder report, we announced that Robert Mohn would be retiring later this year. Mr. Mohn formally retired effective October 1, 2015.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN® FUND

AT A GLANCE

Total Net Assets of the Fund:
$9.1 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through September 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended September 30, 2015

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	-9.77%	-3.80%	-0.07%	10.35%	6.97%	14.23%
Class A (10/16/00 inception)
without sales charge	-9.86	-4.05	-0.38	10.02	6.66	13.86
with sales charge	-15.05	-9.57	-6.11	8.73	6.03	13.72
Russell 2500 Index*	-10.30	-5.98	0.38	12.69	7.40	N/A

Results for other share classes can be found on Page 4.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.79% for Class Z shares and 1.08% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/15

Top 10 Holdings

as a percentage of net assets, as of 9/30/15

1.	Donaldson Industrial Air Filtration	2.4%
2.	Ametek Aerospace/Industrial Instruments	2.1%
3.	LKQ Alternative Auto Parts Distribution	1.9%
4.	Cepheid Molecular Diagnostics	1.7%
5.	Amphenol Electronic Connectors	1.7%
6.	Mettler-Toledo International Laboratory Equipment	1.6%
7.	SEI Investments Mutual Fund Administration & Investment Management	1.5%
8.	Nordson Dispensing Systems for Adhesives & Coatings	1.4%
9.	HEICO FAA-approved Aircraft Replacement Parts	1.4%
10.	Associated Banc-Corp Midwest Bank	1.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL®

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 1 of this report.

Columbia Acorn International Class Z shares fell 10.04% in the third quarter of 2015, compared to an 11.49% decline of the Fund's primary benchmark, the S&P Global ex-U.S. Between $500M and $5B® Index. Year to date through September, the Fund had a 5.38% loss versus a 4.44% decline for the benchmark. While the Fund outperformed in the quarter, the strain put on most global markets by decelerating economic growth in China created a difficult environment for international investors.

The third quarter saw a dramatic reversal of enthusiasm for Chinese stocks. Following China's market collapse in June and unexpected relaxation of the currency peg to the U.S. dollar, which resulted in modest devaluation in mid-August, its benchmark Shanghai Composite index declined 8.5% on August 24, wiping out all gains made in the year and closing down 38% from its June peak. China's steady growth has historically bolstered emerging markets in Asia and elsewhere because these markets are a source of commodities. This economic link drove emerging markets down along with China in the quarter, particularly when expressed in U.S. dollar terms, as commodity-tied currencies lost ground. For example, in Brazil, a country struggling against high inflation, unemployment and corruption, the real hit a 12-year low against the U.S. dollar in the quarter. The Fund had less than a 1% weight in Brazil at quarter end.

Against this backdrop, Fund holdings in Asia ex-Japan fell 14%, outperforming the benchmark in the region. In Latin America EMEA (Europe, Middle East, Africa), Fund holdings fell 25%, underperforming the benchmark. Coronation Fund Managers, a South African investment manager, was the largest detractor in the period, falling 30% on lower performance fees compared to those earned the prior year, and on reduced prospects for emerging markets, which could hurt future inflows.

While the news from Asia was bleak, European markets fared far better, as quantitative easing policies continued to provide a floor for European equities. Posting a relatively benign 3% loss, the Fund's overweight exposure to Europe benefited the Fund in the quarter versus the benchmark. The top three contributors to Fund gains were European companies and included Sweden's Unibet, a European online gaming operator, which gained 37% in the quarter.

We increased the liquidity of the Fund by moving into some larger market-cap positions in the quarter. We reduced the Fund's exposure to emerging markets and put that capital to work in Western Europe. European small- to mid-cap stocks have outperformed relative to other world markets and, despite this strong run, we believe valuations are only modestly above historical averages, which may be warranted by the outlook for interest rates in the Eurozone.

Within emerging markets, we have concerns about the impact of a continued slowdown in China and a weakness in consumption across Southeast Asia and Latin America. While we have reduced Fund exposure to emerging markets, we are not moving away from these economies completely. Not all emerging markets are impacted in the same way by global events, so we take a country-by-country view to discover the local drivers of growth and the unique opportunities available in each market. In India, for example, our holdings were down only 4% in local currency in the quarter and positive that amount year to date, strongly outperforming the largely double-digit declines of other emerging markets. In Korea, holdings in the Fund were up slightly in local currency terms in the quarter and had a 17% gain for the first nine months of the year. We will continue to hold and make strategic investments within the emerging market space.

We believe we can no longer rely on consistent 7% or 8% growth from China to power the factories of Europe and Japan or the commodity markets of the emerging markets. With a slower Chinese growth rate, we believe emerging markets will continue to be fairly volatile. Our focus within China continues to be on businesses addressing the country's domestic needs, such as environmental companies, infrastructure development businesses, and providers of health care management services. In the broader international markets, we are putting fresh capital in higher growth companies and companies where near-term fundamental progress is masked by accounting factors or other issues, but that we believe have solid long-term earnings prospects. We are steering clear of modestly growing businesses where volatility of earnings is very low but valuations are high.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN INTERNATIONAL®

AT A GLANCE

Total Net Assets of the Fund:
$6.9 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through September 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2015

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	-10.04%	-5.38%	-7.84%	4.68%	6.70%	10.24%
Class A (10/16/00 inception)
without sales charge	-10.11	-5.58	-8.11	4.35	6.35	9.83
with sales charge	-15.28	-11.00	-13.40	3.12	5.72	9.54
S&P Global Ex-U.S. Between $500M® and $5B*	-11.49	-4.44	-7.76	3.71	5.61	7.81

Results for other share classes can be found on Page 4.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.93% for Class Z shares and 1.26% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/15

Top 10 Holdings

as a percentage of net assets, as of 9/30/15

1.	SimCorp (Denmark) Software for Investment Managers	1.4%
2.	CCL Industries (Canada) Global Label Converter	1.3%
3.	Spotless (Australia) Facility Management & Catering Company	1.3%
4.	Wirecard (Germany) Online Payment Processing & Risk Management	1.2%
5.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	1.2%
6.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	1.2%
7.	Unibet (Sweden) European Online Gaming Operator	1.1%
8.	Partners Group (Switzerland) Private Markets Asset Management	1.0%
9.	Novozymes (Denmark) Industrial Enzymes	1.0%
10.	Geberit (Switzerland) Plumbing Systems	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN USA®

IN A NUTSHELL

Robert A. Mohn* Co-Portfolio Manager	William J. Doyle Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn USA Class Z shares outperformed the Fund's primary benchmark, the Russell 2000 Index, by 1.63% in the third quarter. In a volatile quarter, the Fund fell 10.29%, while the Russell 2000 Index fell 11.92%. Year to date through September, the Fund declined 3.79%, outperforming the 7.73% decline of the benchmark. Stock selection across most industries contributed positively to the Fund's performance versus the benchmark.

We continue to see the effects of increased takeover activity on Columbia Acorn USA. The Fund had 11 of its stocks acquired by strategic or financial buyers in the first nine months of the year, or nearly 10% of the number of holdings in the portfolio. While there is no guarantee that this trend will continue and not all of these transactions were at large premiums like Synageva BioPharma, which we mentioned last quarter, we do think this activity reinforces our view that we are succeeding in finding strategically important or financially attractive businesses in the markets in which they operate. In the third quarter, two of our three top contributors to performance gained on acquisition announcements. Solera Holdings, a software developer for automotive insurance claims processing, gained 21% on news that it would be acquired by Vista Equity Partners. Zulily, an e-commerce retailer offering flash sale events, gained 41% after Liberty Interactive extended an exchange offer to acquire all of the outstanding shares of its stock. We exited both positions on the announcements.

We did not make significant adjustments to Columbia Acorn USA in the quarter. Using the proceeds from sales of takeovers, or from the trimming of existing positions, we did redeploy some cash into the consumer discretionary sector and have also made some additions in the information technology (IT) space. At the period end, we remained underweight in financial stocks versus the benchmark, and we had an overweight position in the IT sector. Industrials continue to be the Fund's largest overweight, while its health care weight is below benchmark.

Within the IT sector, one of the areas that we have been focusing on is cloud computing, which provides access to software applications and computing power via the Internet for a monthly fee. Cvent, a developer of software used in corporate event planning, is a newer position in the Fund purchased following this theme. Cvent has a dominant position in its market niche, and its stock was up 34% in the quarter. Other IT winners outside of the cloud theme included Solera Holdings, mentioned above, and ExlService Holdings, a provider of business process outsourcing services, which was up 7% in the quarter after reporting stronger-than-expected June quarter results and on management's upward revision of its 2015 forecast amid healthy demand.

In the industrials sector, Fund stock selection was a positive but the Fund's heavy overweight worked against us as the sector declined in the quarter. Nordson, a manufacturer of dispensing systems for adhesives and coatings, and Donaldson, a maker of industrial air filtration equipment, were both down around 20%. The strong U.S. dollar has negatively impacted these global companies, but we are seeing stronger results from the Fund's more domestic-oriented industrial names like Toro, a provider of turf maintenance equipment, which gained 4% in the quarter.

After a strong run in the first half of the year, health care stocks reversed in the third quarter. Despite these shorter-term declines, the Fund has maintained its strong outperformance in this sector year to date versus the benchmark. As we mentioned last quarter, we've done some trimming of the Fund's health care weight and this did prove to be modestly beneficial this quarter. Our biggest detractors in the sector included Cepheid, a provider of molecular diagnostic supplies, which fell 26% due to softer-than-expected June quarter results. Akorn, a developer, manufacturer and distributor of specialty generic drugs, fell 35% after disclosing that accounting errors caused a delay in the company's filings with the SEC. Akorn hired a new chief financial officer, and we don't anticipate future problems.

Relative to the benchmark, stock selection in the financial sector was a positive for the Fund in the quarter, but the sector as a whole underperformed. World Acceptance, a provider of personal loans, fell 56% on news of possible action to be taken against the company by the Consumer Financial Protection Bureau. SVB Financial Group, a bank to venture capitalists, ended the quarter down 20%. SVB's large deposit base positions it to benefit from an increase in interest rates, but the Federal Reserve's decision to delay a rate increase dampened investor sentiment around the stock.

*In our first quarter shareholder report, we announced that Robert Mohn would be retiring later this year. Mr. Mohn formally retired effective October 1, 2015.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN USA®

AT A GLANCE

Total Net Assets of the Fund:
$1.1 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through September 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2015

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	-10.29%	-3.79%	3.65%	11.74%	6.19%	10.14%
Class A (10/16/00 inception)
without sales charge	-10.37	-3.97	3.42	11.45	5.89	9.78
with sales charge	-15.51	-9.50	-2.53	10.14	5.27	9.44
Russell 2000 Index*	-11.92	-7.73	1.25	11.73	6.55	7.88

Results for other share classes can be found on Page 4.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.08% for Class Z shares and 1.34% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/15

Top 10 Holdings

as a percentage of net assets, as of 9/30/15

1.	Extra Space Storage Self Storage Facilities	3.7%
2.	Ametek Aerospace/Industrial Instruments	3.4%
3.	HEICO FAA-approved Aircraft Replacement Parts	3.0%
4.	Nordson Dispensing Systems for Adhesives & Coatings	2.9%
5.	Donaldson Industrial Air Filtration	2.4%
6.	Mettler-Toledo International Laboratory Equipment	2.0%
7.	Drew Industries RV & Manufactured Home Components	1.9%
8.	ExlService Holdings Business Process Outsourcing	1.9%
9.	Cepheid Molecular Diagnostics	1.8%
10.	Ansys Simulation Software for Engineers & Designers	1.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL SELECTSM

IN A NUTSHELL

Christopher J. Olson Co-Portfolio Manager	Andreas Waldburg-Wolfegg Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Please also see "A Comment on Trading Volumes" on Page 1 of this report.

Columbia Acorn International Select Class Z shares ended the third quarter of 2015 down 9.49%, underperforming the 8.78% drop of the Fund's primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B® Index. Year to date through September, the Fund was down 5.98% versus a benchmark decline of 1.48%. Most world markets were negatively impacted by China's reversal, making it a difficult quarter for international investors. On a regional basis, Fund stock selection in Europe, North America and Australasia outpaced the benchmark in the quarter, but the Fund's overweight exposure to Latin America and select emerging markets was a detractor.

During the quarter, we moved some Fund assets away from Asia (excluding Japan) and put that money to work in Europe, where the Fund has historically been underweight. Compass Group, a UK provider of catering and support services, and Essilor International, a French manufacturer of eyeglass lenses, were two new names added to the Fund in the quarter. We also increased the Fund's exposure to some existing positions including Whitbread, a UK hotelier and coffee shop owner. At quarter end, the Fund was modestly overweight in Europe versus the benchmark.

We have put more emphasis on the mid-cap space within the portfolio since the beginning of the year. As market valuations have continued to grow, we are seeing opportunities in mid-cap names similar to those historically available in the small-mid cap area. Additionally, focusing on mid-caps gives us the opportunity to continue to invest in names that we have known for a long time, but that have outgrown the smaller cap space. Also in the quarter, we reduced the Fund's weighting in the basic materials sector by selling holdings in precious metal stocks. Gold miners Tahoe Resources and Goldcorp, down 33% and 23%, respectively in the quarter, were among the Fund's detractors and were sold before the period end.

Within Europe and North America, top contributors in the quarter included Wirecard, a German online payment processor, which gained 25%. Wirecard announced continued high revenue growth and operating profit. CCL Industries, a global label converter based in Canada, gained 15% on improved margins in all of its business segments, which beat market expectations. Partners Group, a Swiss private markets asset management company, gained 13% in the quarter on strong asset flows that are expected to be substantially higher than were anticipated at the beginning of the year. As noted above, the Fund benefited from its stock selection in Europe. In North America and Australasia, the Fund's underweight and stock selection were both beneficial relative to its benchmark.

Leading detractors in the period were heavily impacted by China's decline. While we made adjustments away from Asia (excluding Japan) during the quarter, the region remained an overweight in the Fund at quarter end and was a detractor relative to the benchmark. The Fund's one position listed in Hong Kong, the Hong Kong equity and derivatives market operator Hong Kong Exchanges and Clearing, declined 34%, dropping with the Chinese market. CapitaLand Mall Trust, a Singaporean commercial property real estate investment trust (REIT), fell 15%, as most emerging market economies were also down substantially in the quarter. As long-term investors, we generally try to hold or build positions in companies with good fundamentals when stock weakness occurs due to near-term factors.

Also an overweight in the Fund, Latin America and EMEA (Europe, Middle East, Africa) regional exposure was the largest detractor relative to the benchmark during the quarter. Naspers, a South African provider of media to emerging markets, fell 20% due to a 17% fall in Hong Kong-listed social networking platform TenCent. TenCent is Naspers' primary investment and it declined on concerns about the Chinese economy.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN INTERNATIONAL SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$180.7 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through September 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2015

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-9.49%	-5.98%	-13.72%	3.73%	5.89%	7.99%
Class A (10/16/00 inception)
without sales charge	-9.53	-6.19	-13.95	3.39	5.55	7.64
with sales charge	-14.74	-11.56	-18.90	2.18	4.93	7.26
S&P Developed Ex-U.S. Between $2B and $10B® Index*	-8.78	-1.48	-3.90	5.29	4.80	6.98

Results for other share classes can be found on Page 4.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.18% for Class Z shares and 1.47% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/15

Top 10 Holdings

as a percentage of net assets, as of 9/30/15

1.	KDDI (Japan) Mobile & Fixed Line Communication Service Provider in Japan	4.9%
2.	Naspers (South Africa) Media in Africa, China, Russia & other Emerging Markets	4.2%
3.	Secom (Japan) Security Services	4.0%
4.	Partners Group (Switzerland) Private Markets Asset Management	3.9%
5.	Recruit Holdings (Japan) Recruitment & Media Services	3.9%
6.	CCL Industries (Canada) Global Label Converter	3.8%
7.	Telefonica Deutschland (Germany) Mobile & Fixed-line Communications in Germany	3.3%
8.	CapitaLand Mall Trust (Singapore) Singapore Commercial Property Real Estate Investment Trust	3.2%
9.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	3.1%
10.	WH Smith (United Kingdom) Newsprint, Books & General Stationery Retailer	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN SELECTSM

IN A NUTSHELL

Robert A. Chalupnik Lead Portfolio Manager	Matthew S. Szafranski Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Select Class Z shares ended the third quarter of 2015 down 8.96%, slightly behind the 8.50% decline of its primary benchmark, the S&P MidCap 400 Index. Year to date through September, the Fund was down 3.43%, outperforming the 4.66% decline of the benchmark. Fund performance in the information technology (IT) sector was strong in the quarter, while certain holdings in the industrials and consumer staples sectors were relative detractors.

We ended the quarter with 41 holdings in Columbia Acorn Select. This is somewhat below the average number of Fund positions in recent years, and is roughly where we intend to keep the portfolio going forward. We've made adjustments to concentrate Fund assets in higher-conviction names. During the quarter, for example, we reduced the Fund's exposure to biotech, an area that has performed well for the Fund but where we currently feel valuations are stretched. In general, we are opting for companies with better balance sheets, higher return on capital, and a solid competitive advantage.

Strong performance in the IT sector was led by Solera Holdings, a software developer for automotive insurance claims processing that gained 21% following the announcement of its agreement to be acquired by Vista Equity Partners. Ultimate Software, a provider of human capital management systems, gained 9% on strong earnings news and strength in new bookings. Vonage, a provider of business and consumer Internet telephone services, benefited from strong quarterly earnings and growth in business customers. Its stock gained 20% in the quarter.

Reacting favorably to the Federal Reserve's September decision not to raise interest rates, Fund holdings in real estate investment trusts (REITs) were also strong contributors in the quarter. Extra Space Storage, a self-storage facility operator, Post Properties, an owner of multifamily properties, and EdR, a provider of student housing at universities, had gains ranging from 6% to 19%. Overall, the Fund's relative underweight in the financial sector detracted from performance in the quarter but stock selection in the sector topped the benchmark.

Fund stocks in the industrial sector did not keep pace with the benchmark in the quarter. Donaldson, a maker of industrial air filtration equipment, and Nordson, a maker of dispensing systems for adhesives and coatings, detracted from relative performance, as both declined around 20%. U.S. dollar strength continued to hurt these global businesses, but Donaldson's stock also came under pressure following a close competitor's announcement of an earnings miss. While external factors have weighed heavily on Donaldson, the company continues to take market share from competitors because they have better-performing products (filters) and have expanded their distribution.

Within the consumer staples sector, specialty food retailer The Fresh Market and organic food distributor United Natural Foods continued to struggle, ending the quarter down 32% and 24%, respectively. The Fresh Market is facing increased competition and is also feeling the impact of lower produce prices on its bottom line. While we did some trimming of this position in the quarter, we continue to feel confident in its business model and believe its current valuation is quite appealing. We decided to sell the Fund's position in United Natural Foods because of slower growth prospects for the industry.

We added two new positions to the Fund in the quarter: Polaris and Align Technology. Polaris manufactures leisure vehicles and related products and we feel the company is well positioned to benefit from improving U.S. consumer spending and lower gas prices. Align Technology, which manufactures the Invisalign system used to straighten teeth, is a leader in non-invasive orthodontics and is taking share from traditional orthodontic solutions. While adding Align, we decided to exit Henry Schein, a distributor of dental, veterinary and other medical products, because we believe Align has higher growth prospects and a better business model. In the current low-price environment, we opted to reduce the Fund's energy exposure and sold Gulfport Energy and Petromanas.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$468.5 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through September 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2015

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-8.96%	-3.43%	-0.63%	8.21%	6.53%	9.58%
Class A (10/16/00 inception)
without sales charge	-9.06	-3.65	-0.96	7.89	6.22	9.23
with sales charge	-14.29	-9.17	-6.65	6.61	5.59	8.85
S&P MidCap 400® Index*	-8.50	-4.66	1.40	12.93	8.25	9.81

Results for other share classes can be found on Page 4.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.84% for Class Z shares and 1.12% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 9/30/15

Top 10 Holdings

as a percentage of net assets, as of 9/30/15

1.	Ametek Aerospace/Industrial Instruments	6.5%
2.	LKQ Alternative Auto Parts Distribution	4.8%
3.	Donaldson Industrial Air Filtration	4.7%
4.	SEI Investments Mutual Fund Administration & Investment Management	3.6%
5.	Nordson Dispensing Systems for Adhesives & Coatings	3.6%
6.	Vail Resorts Ski Resort Operator & Developer	3.5%
7.	The Fresh Market Specialty Food Retailer	3.0%
8.	Gentex Manufacturer of Auto Parts	3.0%
9.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.0%
10.	Expeditors International of Washington International Freight Forwarder	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA THERMOSTAT FUNDSM

IN A NUTSHELL

Charles P. McQuaid Lead Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager's affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.

Class Z shares of our fund of funds, Columbia Thermostat Fund, ended the third quarter of 2015 down 2.27%, compared to the 6.44% loss of the Fund's primary equity benchmark, the S&P 500® Index, and the 1.23% gain of the Fund's primary debt benchmark, the Barclays U.S. Aggregate Bond Index. Year to date through September, the Fund fell 1.06%, while the S&P 500 fell 5.29%. The Barclay's benchmark gained 1.13% for the same period. The Fund's custom 50/50 Blended Benchmark fell 2.62% in the quarter and ended the nine months down 1.98%.

In a volatile quarter for stocks, the Fund's equity portfolio had a weighted average loss of 7.93%. Columbia Dividend Income Fund was the Fund's best performer on the equity side, but declined 5.14%. Columbia Acorn International was at the bottom of the performance list with a 10.01% loss in the quarter.

The bond portion of the Fund had a slight loss in the third quarter, falling 0.37%. Three of the Fund's four underlying bond funds had a positive return, with Columbia Intermediate Bond Fund in the lead, up 1.03%. Columbia Income Opportunities Fund was the worst detractor on the bond side, falling 3.53%.

Columbia Thermostat Fund continues to faithfully execute its "buy low, sell high" strategy. When stocks appeared expensive through June 30, the Fund was just 10% to 20% invested in stocks. During the late summer swoon in stocks, the Fund bought stocks, hitting a 35% exposure, where it remained through the quarter end. As a result, the Fund dropped much less than the stock market year to date. As of the end of the quarter, Columbia Thermostat was poised to moderately profit on a stock market recovery but also to buy more on a market drop.

Results of the Funds Owned in Columbia Thermostat Fund

as of September 30, 2015

Stock Funds

Fund	Weightings in category	3rd quarter performance	Year to date performance
Columbia Acorn International, Class I	20%	-10.01%	-5.30%
Columbia Contrarian Core Fund, Class I	20%	-7.17%	-4.30%
Columbia Dividend Income Fund, Class I	20%	-5.14%	-6.24%
Columbia Acorn Fund, Class I	10%	-9.78%	-3.79%
Columbia Acorn Select, Class I	10%	-9.00%	-3.37%
Columbia Large Cap Enhanced Core Fund, Class I	10%	-6.80%	-5.99%
Columbia Select Large Cap Growth Fund, Class I	10%	-9.16%	-1.58%
Weighted Average Equity Loss	100%	-7.93%	-4.57%

Bond Funds

Fund	Weightings in category	3rd quarter performance	Year to date performance
Columbia Short Term Bond Fund, Class I	40%	0.14%	0.87%
Columbia Intermediate Bond Fund, Class I	20%	1.03%	1.33%
Columbia Income Opportunities Fund, Class I	20%	-3.53%	-0.94%
Columbia U.S. Government Mortgage Fund, Class I	20%	0.38%	1.70%
Weighted Average Income Gain/Loss	100%	-0.37%	0.77%

Columbia Thermostat Fund Rebalancing in the Third Quarter

July 31, 2015	20% stocks, 80% bonds
August 31, 2015	30% stocks, 70% bonds
September 2, 2015	35% stocks, 65% bonds

The Fund's investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers.

COLUMBIA THERMOSTAT FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$1.1 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through September 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2015

	3rd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	-2.27%	-1.06%	0.70%	7.88%	6.09%	7.42%
Class A (3/3/03 inception)
without sales charge	-2.31	-1.25	0.50	7.63	5.82	7.15
with sales charge	-7.94	-6.95	-5.31	6.36	5.20	6.67
S&P 500® Index*	-6.44	-5.29	-0.61	13.34	6.80	8.96
Barclays U.S. Aggregate Bond Index*	1.23	1.13	2.94	3.10	4.64	4.49

Results for other share classes can be found on Page 4.

*The Fund's primary benchmarks. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 0.77% for Class Z shares and 1.02% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 9/30/15

Portfolio Weightings

as a percentage of assets in each investment category, as of 9/30/15

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Contrarian Core Fund, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	10%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Intermediate Bond Fund, Class I	20%
Columbia Income Opportunities Fund, Class I	20%
Columbia U.S. Government Mortgage Fund, Class I	20%

COLUMBIA ACORN EMERGING MARKETS FUNDSM

IN A NUTSHELL

Fritz Kaegi Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Louis J. Mendes Co-Portfolio Manager	Satoshi Matsunaga Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 1 of this report.

Columbia Acorn Emerging Markets Fund Class Z shares lost 17.21% in the third quarter of 2015, slightly outperforming the 17.85% decline of the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B® Index. Year to date through September, the Fund was down 19.54%, trailing the benchmark's 15.34% drop for the same period.

Much of the Fund's decline in the quarter was tied to weakness in China, which experienced further slowdowns in economic growth. The Fund's exposure to China was roughly 23% at quarter end, attributable to direct investment in China and Hong Kong, and to investments in companies operating in China but listed elsewhere in Asia. The Fund's weighting was in line with the benchmark's Greater China weight and was an area of modest relative outperformance in the quarter. Given China's greater focus on its domestic needs, we've added an emphasis in environmental companies, health care and select infrastructure names within this market.

Emerging markets that serve as a source of raw materials or commodities for China experienced similar declines in their markets and in their currencies. In Brazil, South Africa and Kazakhstan, where the Fund has a combined weighting of 10%, currencies have declined significantly against the U.S. dollar, and stocks in these markets have experienced greatly diminished returns when stated in dollar terms. We do not hedge the Fund's exposure to these currencies in order to provide shareholders exposure to local markets and currency diversification, and we expect emerging market currencies to be volatile. Hurt by the currency headwind and broader economic concerns in Brazil, car rental company Localiza Rent a Car ended the quarter down 38%. Coronation Fund Managers, a South African investment manager, fell 30% on lower fees compared to the prior year and on general concerns about future inflows given emerging market uncertainty. These portfolio companies were among the Fund's largest detractors in the quarter.

While it was a difficult quarter in some emerging market countries, not all of these markets were impacted in the same way by global events. Looking at each country individually, we can focus on what influenced growth locally. The Fund's second-largest country weight at quarter end was in India, a country that has very different drivers when compared to China, and that performed very differently in this volatile quarter. Within the Fund, India was down 2% for the quarter in local currency terms, which compared to a 22% decline for China for the same period. We are focusing on Indian companies positioned to benefit from an advancing consumer class and expected economic reforms. Zee Entertainment Enterprises, an

Indian programmer of pay television content, was a top contributor in the quarter, gaining 5%. Amara Raja, a maker of auto and industrial batteries, was another top Indian contributor, gaining 14% in the quarter. The Fund's 14% exposure to India at quarter end was just above the 13% weight of the benchmark, and was a modest detractor from performance during the quarter.

Another way to differentiate the emerging market space is to look at a country's stage of development. Both Taiwan and Korea have deeper domestic capital markets and a large current account surplus, which are not common in many other emerging countries. Taiwan is largely a manufacturer of technology hardware and semiconductors sold in developed markets. With a relatively affluent, urbanized and stable population, Taiwan does not possess the same growth opportunities as less developed countries that are benefiting from improving demographics, growing consumer incomes, better education, urbanization and higher workforce participation. Still, we believe that while the opportunity set may be smaller in more developed emerging markets, valuations may, at times, offer greater value. Strong stock selection resulted in Fund holdings in Taiwan outpacing the benchmark and was an overall contributor to performance in the quarter, despite the Fund's below benchmark weighting. Korea is also further along in development versus most emerging markets. Like Taiwan, Korea has strong export-oriented industries (such as technology hardware and automotive), but it has a larger domestic economy. We took advantage of favorable stock valuations and added three new Korean names in the quarter, bringing the Fund's weighting in Korea to 3%.

Emerging markets are some of the most dynamic economies in the world, evolving rapidly and poised for growth to reflect the underlying demographics. The quality of life for half of the world's population is improving as these markets advance and new companies are formed to meet the needs of a stronger consumer base. While there will continue to be volatility and currency fluctuations within these markets, as we have seen recently, emerging market downturns can provide compelling investment opportunities for long-term, bottom-up investors like Columbia Wanger Asset Management. With valuations down across many of these markets and currencies at multi-year lows against the U.S. dollar, we see many excellent businesses attractively priced in U.S. dollar terms. As we allocate Fund capital to these opportunities, we will continue to focus on companies that we believe have strong balance sheets and the ability to survive the volatility in these markets and position themselves for strong growth as local conditions improve.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Acorn Emerging Markets Fund is closed to most new investors and new accounts with certain exceptions. Refer to the Fund's prospectus for details.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$305.4 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through September 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2015

	3rd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	-17.21%	-19.54%	-21.44%	1.25%
Class A (8/19/11 inception)
without sales charge	-17.26	-19.73	-21.63	0.96
with sales charge	-22.00	-24.37	-26.14	-0.48
S&P Emerging Markets Between $500M and $5B® Index*	-17.85	-15.34	-18.15	-1.37

Results for other share classes can be found on Page 4.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.33% for Class Z shares and 1.57% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 9/30/15

Top 10 Holdings

as a percentage of net assets, as of 9/30/15

1.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	4.8%
2.	Adani Ports & Special Economic Zone (India) Indian West Coast Shipping Port	2.6%
3.	Coronation Fund Managers (South Africa) South African Fund Manager	2.6%
4.	Halyk Savings Bank of Kazakhstan–GDR (Kazakhstan) Retail Bank & Insurer in Kazakhstan	2.5%
5.	Koh Young Technology (Korea) Inspection Systems for Printed Circuit Boards	2.3%
6.	Commercial International Bank of Egypt (Egypt) Private Universal Bank in Egypt	2.2%
7.	Far EasTone Telecom (Taiwan) Mobile Operator in Taiwan	2.2%
8.	Cable and Wireless (United Kingdom) Telecommunications Service Provider in the Caribbean	2.0%
9.	MNC Sky Vision (Indonesia) Satellite Pay TV Operator in Indonesia	2.0%
10.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in other Insurers	1.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN EUROPEAN FUNDSM

IN A NUTSHELL

Andreas Waldburg-Wolfegg Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Please also see "A Comment on Trading Volumes" on Page 1 of this report.

Columbia Acorn European Fund Class Z shares fell 5.84% in the third quarter of 2015, slightly underperforming the 5.34% drop of the Fund's primary benchmark, the S&P Europe Between $500M and $5B Index. Year to date through September, the Fund was up 0.57%, while the benchmark gained 4.71% for the same period. Underperformance for both periods was due in part to significant declines in several of the Fund's largest positions.

Munksjo, a Finnish specialty paper retailer and the Fund's second largest position at quarter end, was also the second largest detractor. Its stock continued to give back the gains made early in the year, falling an additional 21% in the third quarter. Markets are worried that the company will not be able to offset higher hardwood pulp input prices. We think this is a short-term issue, which will ease with recently implemented price increases of the company's release liner and décor paper products. We have, therefore, added to the Fund's position in the company since the beginning of the year. Distribuidora Internacional de Alimentación (DIA), a discount retailer in Spain and Latin America, was the third largest position in the Fund at quarter end and also ranked among the Fund's main detractors. While DIA's stock was down 19% in the quarter, we believe strengthening food prices in Spain should help the company increase its margins and gain market share. We took advantage of the decline and added to the Fund's position. The company's emerging market exposure is a concern in the current environment, but we believe the outlook for DIA is positive overall.

Looking at the Fund's regional weightings, the overweight in the Nordic region (Denmark, Finland, Norway and Sweden) was a positive in the third quarter relative to the benchmark. Nordic winners included Sweden's Unibet, an online gaming operator, which gained 37% as the company continues to take market share in European markets. SimCorp, a Danish developer of software for investment managers, was also strong in the quarter, gaining 26%. The company has enjoyed a recovery in new license sales, as asset managers respond to new compliance rules put in place in the wake of the financial crisis.

In Northern and Central Europe (Austria, Belgium, Germany, Luxembourg, the Netherlands and Switzerland), the Fund's average weight and performance were largely in line with the benchmark at quarter end. Gaining nearly 25%, German online payment processor Wirecard announced continued high revenue growth and operating profit, and also benefited from its increased attention to the financial technology sector. Partners Group, a Swiss private markets asset management company, gained 13% on strong asset flows that beat expectations.

Performance of Fund stocks held in the Mediterranean region (France, Greece, Italy, Portugal and Spain) were a significant detractor relative to the benchmark. The Fund was below the benchmark weight in this region at the end of the quarter. French online advertiser Hi-Media fell 72%, as its decision to separate from its sister company (HiPay) raised liquidity concerns. We elected to sell the Fund's position in the stock. French postage machine manufacturer Neopost continued to struggle in the third quarter, falling 36%. Neopost's revenues have suffered from decreasing mail volumes and weak European demand in its core equipment business.

Columbia Acorn European Fund reached its four-year anniversary in August and, at the end of the third quarter, had a 10.19% annualized return since its inception. We are pleased that the Fund has provided our shareholders with a solid gain, while taking on less average risk than its benchmark. Today, we are increasingly concerned by the asylum crisis in Europe, and while it seems to receive less media attention than the Greek euro exit worries of this summer, we believe that the impact on Europe could be decidedly more detrimental. European trade and travel have benefited enormously since the introduction of the Schengen open border zone three decades ago. Certainly one of the important accomplishments of the European Union, borderless travel has increased intra-European trade and travel, and enabled more economically efficient dispersion of manufacturing and logistics across the continent. However, if border controls are re-introduced, trade will be impaired and companies may face meaningfully higher transport and working capital costs. We are seeing evidence that growing negative public sentiment will force new restrictions on refugee entrance to the European Union, thus preserving the Schengen area. In the event that immigration curbs are not imposed and countries re-establish intra-Schengen border controls, we are ready to make portfolio changes to reflect higher trade and travel restrictions for Europe.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN EUROPEAN FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$57.9 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit columbiathreadneedle.com/us for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through September 30, 2015

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended September 30, 2015

	3rd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	-5.84%	0.57%	-0.15%	10.19%
Class A (8/19/11 inception)
without sales charge	-5.91	0.36	-0.42	9.90
with sales charge	-11.32	-5.38	-6.11	8.33
S&P Europe Between $500M and $5B® Index*	-5.34	4.71	3.18	12.41

Results for other share classes can be found on Page 4.

*The Fund's primary benchmark. Please see Page 3 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2015, prospectus, the Fund's annual operating expense ratio is 1.50% for Class Z shares and 1.75% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 9/30/15

Top 10 Holdings

as a percentage of net assets, as of 9/30/15

1.	Assura (United Kingdom) UK Primary Health Care Property Developer	2.8%
2.	Munksjo (Finland)† Specialty Paper Maker	2.8%
3.	Distribuidora Internacional de Alimentación (Spain) Discount Retailer in Spain & Latin America	2.7%
4.	Partners Group (Switzerland) Private Markets Asset Management	2.6%
5.	Aurelius (Germany) European Turnaround Investor	2.5%
6.	Charles Taylor (United Kingdom) Insurance Services	2.5%
7.	Wirecard (Germany) Online Payment Processing & Risk Management	2.3%
8.	SimCorp (Denmark) Software for Investment Managers	2.2%
9.	Unibet (Sweden) European Online Gaming Operator	2.2%
10.	William Demant Holding (Denmark) Manufacture & Distribution of Hearing Aids & Diagnostic Equipment	2.1%

†The Fund holds shares traded on both the Finnish and Swedish exchanges.

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

SQUIRREL CHATTER: FANNIE MAE, FREDDIE MAC AND THE HOUSING MARKET COLLAPSE

American Enterprise Institute scholar and member of the Financial Crisis Inquiry Commission, Peter Wallison, published a book this year called Hidden in Plain Sight, in which he states that there would not have been a housing bubble and collapse without the specific U.S. Department of Housing and Urban Development (HUD) targets mandated for Fannie Mae (Fannie) and Freddie Mac1 (Freddie) to support housing. Because it contradicts the popularly accepted belief that the financial crisis was caused by Wall Street greed and poor regulation of the financial system, Wallison's stance piqued my interest and led me to do some further research on the subject.

Fannie and Freddie Become Aggressive Lenders

After years of expanding and evolving, Fannie's and Freddie's share of residential mortgages reached 28.4% in 1991.2 The Housing and Community Development Act of 1992 (the Act) created a safety and soundness regulator for Fannie and Freddie, the Office of Federal Housing Enterprise Oversight (OFHEO).3 OFHEO ended up being part of HUD, an agency intended to support housing, and the OFHEO generally regulated Fannie and Freddie lightly.

As a result of pressure from community activists,4 the Act also mandated that HUD set specific targets to support housing for low- and middle-income loan applicants, including loans for inner-city, affordable housing.5 Low- and middle-income loan targets began at 30% for 1995, below what was already being achieved.6 Lending standards initially remained high.7

The affordability goal was raised to 42% in 1996 and 50% in 2001.8 Congress specifically instructed Fannie and Freddie to consider loans with down payments of 5% or less, and loans to borrowers whose credit was good for only the last year.9 A 1996 study by the Federal Reserve indicated that such affordable housing loans had default rates of 51 times those with 20% down payments and good credit scores.10

Fannie and Freddie grew their overall mortgage holdings more than five-fold in the eight years between 1992 and 2000, to $993 billion. Including guarantees, their combined mortgage exposure was nearly $2.3 trillion.11 Competitors and free-market advocates questioned their unique advantages, such as implicit guarantees on their debt and low taxes,12 but subsequent attempts to more vigorously regulate Freddie and Fannie failed as allied politicians supported them as enablers of affordable home ownership.13

A HUD study in 2002 confirmed that Fannie and Freddie had adopted more "flexible" underwriting standards with respect to down payments and credit histories, including down payments as low as 3%, in order to reach the targets. By 2002, Fannie and Freddie held $1.21 trillion of mortgages and guaranteed $1.52 trillion more, achieving a 44.7% market share.14

Former Fannie chief financial officer Timothy Howard admitted that in order for Fannie to grow, it had to "extend the reach of our affordable housing activities by proportionately much more."15 Howard denied, however, taking excessive risk to meet the HUD goals, and credit losses on Fannie's mortgages remained low through the year 2000.16

According to Howard, Fannie tightened up its risk discipline in the summer of 2003 in response to rising interest rates, painful losses from loans for manufactured housing, and risks being accepted by its competitors.17 Fannie lost market share in 2004, as outstanding mortgages grew 14% and its portfolio grew just 5%, down from the double-digit growth experienced since 1986.18

Through 2003, Fannie and Freddie dominated mortgage securitization.19 Buyers of Fannie and Freddie securities took only interest rate and early repayment risks, as the implicit government guarantees purportedly eliminated credit risk. Private label—not Government backed—securitization accounted for just 12% of mortgage securitizations in 1996 and 17% in 2003.20

Private Mortgage Securitization Accelerates

Post 2003, private label securitizers became more aggressive in issuing mortgage-backed securities, offering higher yields in exchange for minimal credit guarantees.21 Pools of mortgages were securitized into risk tranches, with senior tranches receiving cash flows prior to junior tranches and interest rates reflecting perceived risks. By 2006, private label securitizations accounted for 50% of mortgage securitizations.22 All of the top five securitizers were mortgage companies such as Countrywide; none were Wall Street firms or commercial banks.23

There was substantial "moral hazard" in this business, as profits were made via securitization regardless of whether the loans ended up being sound. Loan quality plunged. Adjustable rate mortgages with low initial "teaser" rates jumped to a 45% share by 2006.24 A similar percentage of loans made to first-time homebuyers had no down payments, and low or no documentation fraud-prone loans also surged.25 Indeed, in 2006, 80% of new subprime mortgage loans were securitized.26 "Conforming" (high quality) loans dropped to just 33% of new mortgage loans that year.27

Rating agencies used statistical models based on low historical mortgage default ratios in rating mortgage-backed securities. While there had been regional drops in housing prices, nationwide declines had occurred only during the Great Depression. Mortgage securitizations included diversified geographies, so most of the tranches were rated AAA. The rating agencies seemed blind to decreasing mortgage quality and an apparent housing bubble. Critics noted the conflict of interest of rating agencies being paid by the securitizers, who shopped for high ratings.28

Bank regulations encouraged holdings of securitized mortgage debt because banks had to hold just 1.6% capital reserves on AA or higher rated private mortgage-backed securities, compared to 4.0% reserves on residential mortgages and 8.0% reserves on commercial loans.29 Regulators also allowed some capital relief if securitized debt was insured.30 Utilizing models similar to those used by rating agencies, AIG, an international insurance company, believed there was little risk and by the end of 2006 had insured $527 billion of credit.31

Accordingly, many large financial institutions bought AAA-rated tranches on their own balance sheets. The top five commercial banks and the top five investment banks roughly doubled balance sheet assets from 2003 to 2007.32 Many of them also set up special investment vehicles (SIVs), funded off balance sheet, to place securitized mortgages and other loans.33 However, SIVs tended to have liquidity or credit guarantees.34

Howard noted that Fannie continued to be under attack by competitors and free market advocates, and management's relationship with its regulator grew contentious. In December 2004, Fannie management was forced out due to an accounting controversy. The account-

ing rules for derivatives were complex and ambiguous, and ultimately Fannie and nearly 300 other companies restated their derivative results and earnings.35 The disallowance of hedge accounting resulted in a $9 billion reported loss from derivatives and left Fannie undercapitalized.36

The new Fannie management was forced to hire a chief risk officer independent of other corporate responsibilities, who had an oversight role.37 In addition to his role as CFO, Howard had been chief risk officer and had actual authority to veto the decisions of marketing executives. Within the new management structure, this role did not have veto power, and Fannie's risk management process deteriorated. Of $76 billion in single family credit losses Fannie ultimately recorded from 2008 to 2012, 87% came from loans purchased or guaranteed after 2004.38

Meanwhile, HUD phased in higher affordability goals, from 52% in 2005 to 56% in 2008.39 Dan Mudd, Fannie's new chairman, said Fannie had to devote a great deal of resources to running its business to satisfy HUD targets.40 In 2006, Fannie's newer management decided to increase market share, including share of subprime mortgages.41

Fannie and Freddie ended up being the largest buyers of securitized mortgage loans backed by low-quality mortgages, which helped them meet their affordable home mortgage targets.42 Home mortgage debt jumped from 54% of gross domestic product (GDP) to 89% of GDP in the 10 years through year-end 2006,43 and hit $11 trillion in 2008, exceeding the federal government debt.44

Spurred by cheap and high-risk loans, home prices surged, creating an unprecedented bubble. The S&P/Case-Shiller 10 City Index45 nearly tripled in the 10 years to June 2006.46 As long as home prices were rising, there were few defaults, as deadbeat borrowers could sell at a profit or refinance.

The Bubble Bursts

The home ownership rate in the United States reached 64% of households in the 1960s, stayed about there for the next 30 years,47 and then grew. At the height of the housing boom, the home ownership rate hit nearly 70%.48 At that time, there were 31 million low down payment, poor credit and poor documentation loans, accounting for 56% of mortgage loans.49

Home sales peaked in 2005 and prices peaked in 2006.50 The S&P/Case-Shiller Housing Price Index fell 40%

in the next three years.51 Mortgage delinquencies soared. Fannie's rose to 0.98% in 2007, 2.42% in 2008 and 5.4% in 2009.52 Fannie lost $2.2 billion in both of the first two quarters of 2008, and then in the third quarter lost $29.0 billion; Freddie's results were similar.53 Millions lost their homes to foreclosure.54 Banks were compelled to take back onto their balance sheets hundreds of billions of dollars of asset-backed securities.55

Regulators were blindsided. In their financial statements, Fannie and Freddie had reported that their exposures to subprime loans were under 1% of their portfolios.56 As of May 2007, the Federal Reserve apparently believed those reports and estimated that there were only about 7.5 million subprime loans outstanding.57 In July 2008, economist Paul Krugman wrote that Fannie and Freddie "didn't do any subprime lending..."58 As a result of a 2011 U.S. Securities and Exchange Commission lawsuit, Fannie and Freddie subsequently admitted holding or guaranteeing 13.6 million subprime loans.59

Fannie and Freddie had $1.7 trillion debt outstanding as of September 2008, including $520 million maturing within a year.60 Foreign entities held over $1 trillion of Fannie and Freddie debt, and made it clear to the U.S. Department of the Treasury (the Treasury) that if those debts defaulted, no government debt would be rolled over. Unable to roll over debt and deemed "too big to fail," Fannie and Freddie were placed into conservatorship on September 7, 2008.61 Fannie and Freddie eventually received $187 billion of bailout funds, and AIG received $152 billion.62

In 2004, HUD stated that it had created "a revolution in affordable lending," as "conventional loans to low income and minority families increased at much faster rates than loans to upper-income and nonminority families." Wallison points out the irony in that claim, as the "revolution" drove up home prices such that only 33% of U.S. housing markets were affordable (home prices three times incomes or less) in 2005, down from 90% in 1989, prior to the standards being created.63

Former congressman and chair of the House Financial Services Committee Barney Frank had been a vocal supporter of affordable housing, but he admitted in 2010 that "it was a great mistake to push lower-income people into housing they couldn't afford" and "I had been too sanguine about Fannie and Freddie."64

While Wallison makes good points, lots of bad loans were also made and securitized by the private sector, which gained market share from 2003 to 2006, the most precarious time for the housing bubble. I agree with the four Columbia University professors who wrote Guaranteed to Fail. They wrote, "The subprime mortgage mess was in part [emphasis added] due to government guarantees for Fannie and Freddie that distorted a level playing field, resulting in the debacle of mortgage finance."65

Bailouts

The Federal Reserve bailouts that followed the collapse provided short- and intermediate-term liquidity to companies who were deemed strategic to the economy. On the campaign trail in 2012, President Obama said that the banks paid back in full all federal bailout money. PolitiFact agreed that, in aggregate, the statement was true. A January 3, 2015 Washington Post story reported that the Treasury declared that the entire bailout was actually marginally profitable, as Fannie, Freddie, AIG and others had also paid back, with interest and profit, the money they received. The story added that "in many cases shareholders of bailed-out firms—especially AIG, Fannie and Freddie—were essentially wiped out, as they should have been."

One reason that the bailouts were paid back was that most subprime residential first mortgage-backed securities substantially recovered after the panic. Of those securities issued from 2005 to 2007, about 82% were originally rated AAA, and just 4.4% of this tranche became impaired through 2009, which was far better than expected.66 Most of the securities had been subject to mark-to-market accounting, and when their prices plunged, financial firms had to write them down, making them look far worse than the ultimate economic reality.

In hindsight, it seems that bad policies and incentives caused the housing bubble and financial crisis. While the economy, homeowners and shareholders were hurt, many purveyors of bad loans walked away wealthy, even after sanctions, in some cases. Yet regulations to prevent a recurrence could be much simpler than those created after Dodd-Frank's 2010 passage.67 Companies deemed strategically essential that needed bailouts could be broken up, bailouts that resulted in taxpayer losses could trigger claw-backs of top management compensation, fraud and predatory lending abuses could be fully prosecuted, and shareholders of surviving companies could not be subjected to the negative impact of huge settlements many years after a financial crisis.

Charles P. McQuaid

Portfolio Manager, Analyst and Advisor
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board of Trustees, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  The Federal National Mortgage Association (later dubbed Fannie Mae) was created in 1938 to purchase Federal Housing Administration-insured mortgages; later it was allowed to also buy U.S. Department of Veterans Affairs mortgages and was made exempt from state and local income taxes. Fannie was privatized in 1968. The Federal Home Loan Mortgage Corporation (Freddie Mac) was created in 1970, originally to purchase mortgages from the Savings & Loan industry and was privatized two decades later.

2  Viral V. Acharya, Matthew Richardson, Stijn Van Nieuwerburgh and Lawrence J. White, Guaranteed to Fail, Fannie Mae, Freddie Mac and the Debacle of Mortgage Finance (Princeton, New Jersey, Princeton University Press, 2011), p. 20.

3  Ibid., p. 32.

4  Peter J. Wallison, Hidden In Plain Sight, What Really Caused the World's Worst Financial Crisis and Why It Could Happen Again (New York, Encounter Books, 2015), p. 113.

5  Acharya, op. cit., p. 33.

6  Wallison, op. cit., p. 128-129.

7  Timothy Howard, The Mortgage Wars, Inside Fannie Mae, Big-Money Politics, and the Collapse of the American Dream (New York, McGraw-Hill Education, 2014), p. 46.

8  Wallison, op. cit., p. 129.

9  Ibid., p. 119.

10  Ibid., p. 164

11  Acharya, op. cit., p. 62

12  Howard, op. cit., p. 13.

13  Wallison, op. cit., p. 172.

14  Acharya, op. cit., p. 20.

15  Howard, op. cit., p. 65.

16  Ibid., p. 65-67.

17  Ibid., p. 157-163, 178.

18  Ibid., p. 177.

19  Acharya, op. cit., p. 42. A mortgage-backed security (MBS) is a type of asset-backed security that is secured by a mortgage or a collection of mortgages. The mortgages are sold to a government agency or investment bank that securitizes, or packages, the loans together into a security that investors can buy.

20  Ibid., p. 48.

21  Ibid., p. 42.

22  Ibid., p. 48.

23  Wallison, op. cit., p. 195. While mortgage companies created securitized mortgages, Wall Street did participate in the bubble. Wall Street Firms repackaged securitized mortgages and other debt instruments into collateralized debt obligations (CDO). According to McLean/Nocera (p126) revenues from underwriting such securities were

$5 billion in 2006. Wall Street also made money from associated derivatives and trading all types of debt. But mortgage-backed securities underpinned the CDOs, derivatives, and ultimately the housing collapse and Great Recession.

24  Acharya, op. cit., p. 47.

25  Wallison, op. cit., p. 222.

26  Acharya, op. cit., p. 48.

27  Ibid., p. 44.

28  Bethany McLean and Joe Nocera, All The Devils Are Here, The Hidden History of the Financial Crisis (New York, Penguin Group, 2010), p. 118.

29  Wallison, op. cit., p. 19.

30  McLean, op. cit., p. 78.

31  Ibid., p. 329.

32  Acharya, op. cit., p. 51.

33  Ibid., p. 49-50.

34  Ibid., p. 70.

35  Howard, op. cit., p. 220.

36  Ibid., p. 213.

37  Ibid., p. 229-233.

38  Ibid., p. 262.

39  Ibid., p. 193.

40  Wallison, op. cit., p. 168.

41  Howard, op. cit., p. 237.

42  Wallison, op. cit., p. 224.

43  Acharya, op. cit., p. 44.

44  Howard, op. cit., p. 11.

45  The S&P/Case-Shiller Home Price Indices are the leading measures of U.S. residential real estate prices, tracking changes in the value of residential real estate both nationally, as well as in 20 metropolitan regions.

46  Acharya, op. cit., p. 43.

47  Wallison, op. cit., p. 102.

48  Ibid., p. 219.

49  Ibid., p. 41.

50  Howard, op. cit., p. 15.

51  Acharya, op. cit., p. 85.

52  Ibid., p. 90.

53  Ibid., p. 89.

54  Howard, op. cit., p. 258.

55  Wallison, op. cit., p. 22. An asset-backed security (ABS) is a security whose income payments and hence value are derived from and collateralized (or "backed") by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets which are unable to be sold individually.

56  Ibid., p. 248.

57  Ibid., p. 249.

58  Ibid., p. 257.

59  Peter J. Wallison, "The 'Big Lie' Defense, The Painful Task of Taking on the Left," The American Spectator, April 2012, p. 21.

60  Acharya, op. cit., p. 73.

61  Ibid., p. 77, 83.

62  Chris Isidore, "We're Almost Break Even on the Bailout," CNNMoney (New York) September 15, 2013. http://money.cnn.com/2013/09/15/news/economy/bailout-profit/. Accessed October 12, 2015.

63  Wallison, op. cit., p. 157-158.

64  Wallison, op. cit., p. 25.

65  Acharya, op. cit., p. 98.

66  Wallison, op. cit., p. 91.

67  The Dodd-Frank Wall Street Reform and Consumer Protection Act is a compendium of federal regulations, primarily affecting financial institutions and their customers, that the Obama administration passed in 2010 in an attempt to prevent the recurrence of events that caused the 2008 financial crisis.

COLUMBIA ACORN® FUND

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED)

	Number of Shares
	6/30/15	9/30/15
Purchases
Information
CoreLogic	1,005,000	1,138,000
Cvent	205,225	1,364,000
DemandWare	0	550,000
Genpact	1,419,083	1,714,083
Lamar Advertising	550,749	628,184
RetailMeNot	1,830,000	2,768,000
Sanmina	3,467,599	3,572,799
Starz	0	951,000
Industrial Goods & Services
Robert Half International	1,798,000	1,911,000
Consumer Goods & Services
Avis Budget Group	1,806,776	2,017,776
Cato	0	719,860
Coupons.com	0	2,697,000
Fiesta Restaurant Group	856,484	997,484
Gentex	4,350,000	6,505,000
Hertz	2,800,000	3,635,000
HRG Group	0	1,608,005
Mattress Firm	0	390,000
Polaris Industries	0	192,000
Tenneco	411,825	649,825
Health Care
Align Technology	777,276	914,276
Celldex Therapeutics	1,902,687	2,162,687
Other Industries
Heartland Express	2,296,684	2,816,684
Energy & Minerals
Carrizo Oil & Gas	944,733	1,216,733
Cimarex Energy	402,497	528,771
		Number of Shares
		6/30/15	9/30/15
Sales
Information
Amphenol		3,468,610	3,102,522
Ansys		1,530,948	1,307,860
Belden		427,810	0
Cadence Design Systems		4,514,783	4,174,029
CalAmp		1,269,759	1,255,089
Cogent Communications		769,047	0
Crown Castle International		747,504	655,865
Discovery Communications Series C		402,028	0
F5 Networks		491,008	450,102
FLIR Systems		1,596,221	1,440,913
Global Eagle Entertainment		1,808,895	1,767,570
Global Payments		941,314	446,868
Gogo		2,208,178	2,138,621
GTT Communications		2,502,088	1,838,844
inContact		2,244,897	2,190,721
Infinera		1,940,827	1,896,961
IPG Photonics		1,143,460	1,051,460
Liberty Global Series A		661,980	623,626
Liquidity Services		1,600,000	0
Littelfuse		319,938	300,258
Mettler-Toledo International		532,255	500,314
NetSuite		570,149	505,397
Rogers		494,334	466,375
RP	X	1,908,954	1,780,644
Rubicon Technology		2,371,155	2,024,886
SBA Communications		839,317	557,169
Solera Holdings		1,650,392	0
SPS Commerce		940,526	738,167
Trimble Navigation		2,575,640	1,765,318
Ultimate Software		543,708	531,160
VeriFone Holdings		1,003,359	978,966
Verint Systems		1,258,046	1,228,326
Verisign		887,506	706,197
Verisk Analytics		1,170,274	1,019,873
Virtusa		1,263,525	1,078,328
Industrial Goods & Services
Airgas		823,571	760,291
Allegion		609,008	560,477
Ametek		4,569,066	3,759,949
Donaldson		7,949,116	7,758,932
Dorman Products		954,332	921,458
Drew Industries		1,434,286	1,341,286
ESCO Technologies		1,489,000	1,438,756
Expeditors International of Washington		1,674,435	1,614,150
Forward Air		1,359,907	1,310,342
HEICO		2,962,178	2,863,648

	Number of Shares
	6/30/15	9/30/15
Sales (continued)
Industrial Goods & Services—continued
LKQ	6,748,927	6,088,786
Middleby	803,972	576,889
Moog	1,440,787	1,296,026
Nordson	2,147,586	2,096,519
Oshkosh Corporation	1,942,945	1,875,197
Toro	1,353,698	1,148,893
WABCO Holdings	595,235	376,496
Wabtec	625,474	0
Consumer Goods & Services
Caesarstone (Israel)	540,000	0
Casey's General Stores	596,335	328,705
Choice Hotels	720,955	695,884
Fossil	874,735	857,573
HomeAway	2,160,506	2,108,589
Knoll	2,520,350	2,285,817
Pool	1,274,436	968,373
Select Comfort	2,158,630	2,082,715
United Natural Foods	1,192,643	0
Vail Resorts	817,499	696,739
Williams-Sonoma	567,295	517,835
Zulily	2,405,817	0
Finance
Allied World Assurance Company Holdings	864,371	761,549
Associated Banc-Corp	7,931,448	7,020,624
BOK Financial	1,799,411	1,693,009
CAI International	839,000	46,177
Eaton Vance	2,914,581	2,744,774
First Busey	1,370,960	1,150,982
Hancock Holding	1,350,879	1,255,879
Leucadia National	3,760,346	3,510,346
MB Financial	1,790,025	1,665,025
McGrath Rentcorp	1,167,476	1,018,222
RLI	606,457	0
Sandy Spring Bancorp	1,014,983	920,302
SEI Investments	6,522,307	2,926,928
SVB Financial Group	677,700	585,706
TrustCo Bank	3,089,176	2,400,880
World Acceptance	530,000	284,817
Health Care
Agios Pharmaceuticals	346,692	278,315
Akorn	2,503,151	2,343,909
Allscripts Healthcare Solutions	1,749,965	0
Bio-Techne	1,123,116	940,171
Cepheid	4,065,050	3,544,076
Envision Healthcare Holdings	1,155,575	953,559
HealthSouth	1,647,700	1,564,880
	Number of Shares
	6/30/15	9/30/15
Intercept Pharmaceuticals	220,978	167,157
Sarepta Therapeutics	2,404,789	1,465,091
Seattle Genetics	1,823,556	1,406,314
Sirona Dental Systems	435,820	410,018
Ultragenyx Pharmaceutical	1,712,134	881,105
VWR	1,850,600	1,742,943
Wright Medical Group	1,829,940	1,764,061
Other Industries
EdR	2,325,332	2,277,125
Extra Space Storage	1,002,619	915,342
Federal Realty	658,669	599,049
Genesee & Wyoming	380,000	0
JB Hunt Transport Services	578,406	545,660
Post Properties	1,316,297	1,040,362
Rush Enterprises, Class A	2,173,034	1,998,351
Rush Enterprises, Class B	460,172	0
Energy & Minerals
Alamos Gold (Canada)	3,421,322	0
Argonaut Gold (Canada)	8,582,916	1,001,900
Clayton Williams	265,636	0
Core Labs (Netherlands)	407,938	385,377
Energen Corporation	501,139	0
Gulfport Energy	774,708	0
Hornbeck Offshore	1,147,145	0

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), SEPTEMBER 30, 2015

Number of Shares		Value
		Equities: 95.5%
Information 28.2%
	> Business Software 6.1%
1,307,860	Ansys (a)	$115,274,780
	Simulation Software for Engineers & Designers
531,160	Ultimate Software (a)	95,082,951
	Human Capital Management Systems
4,174,029	Cadence Design Systems (a)	86,318,920
	Electronic Design Automation Software
1,228,326	Verint Systems (a)	53,002,267
	Contact Center & Security Software
738,167	SPS Commerce (a)	50,114,158
	Supply Chain Management Software Delivered via the Web
1,364,000	Cvent (a)	45,912,240
	Software for Corporate Event Planners & Marketing Platform for Hotels
505,397	NetSuite (a)	42,402,808
	Enterprise Software Delivered via the Web
1,134,283	Textura (a)(b)	29,309,873
	Construction Vendor Management Software
550,000	DemandWare (a)	28,424,000
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
2,190,721	inContact (a)(b)	16,452,315
	Call Center Systems Delivered via the Web & Telco Services
		562,294,312
	> Instrumentation 3.2%
500,314	Mettler-Toledo International (a)	142,459,408
	Laboratory Equipment
1,051,460	IPG Photonics (a)	79,879,416
	Fiber Lasers
1,440,913	FLIR Systems	40,331,155
	Infrared Cameras
1,765,318	Trimble Navigation (a)	28,986,522
	GPS-based Instruments
		291,656,501
	> Business Information & Marketing Services 2.7%
7,500,000	Bankrate (a)(c)	77,625,000
	Internet Advertising for the Insurance, Credit Card & Banking Markets
1,019,873	Verisk Analytics (a)	75,378,813
	Risk & Decision Analytics
3,041,462	Navigant Consulting (a)(c)	48,389,660
	Financial Consulting Firm
1,780,644	RPX (a)	24,430,436
	Patent Aggregation & Defensive Patent Consulting
223,000	Dun & Bradstreet	23,415,000
	Commercial Data Provider
		249,238,909
	> Computer Hardware & Related Equipment 2.6%
3,102,522	Amphenol	158,104,521
	Electronic Connectors
Number of Shares		Value
430,258	Zebra Technologies (a)	$32,936,250
	Bar Code Printers & Mobile Computers
978,966	VeriFone Holdings (a)	27,146,727
	Point of Sale Systems
466,375	Rogers (a)	24,801,823
	Printed Circuit Materials & High Performance Foams
		242,989,321
	> Computer Services 2.6%
2,021,597	WNS - ADR (a)	56,503,636
	Offshore Business Process Outsourcing Services
1,078,328	Virtusa (a)	55,329,010
	Offshore IT Outsourcing
1,256,334	ExlService Holdings (a)	46,396,414
	Business Process Outsourcing
1,714,083	Genpact (a)	40,469,500
	Business Process Outsourcing
2,588,645	Hackett Group (c)	35,593,869
	IT Integration & Best Practice Research
		234,292,429
	> Mobile Communications 2.4%
557,169	SBA Communications (a)	58,357,881
	Communications Towers
34,500,000	Globalstar (a)	54,165,000
	Satellite Mobile Voice & Data Carrier
655,865	Crown Castle International	51,728,072
	Communications Towers
2,138,621	Gogo (a)(b)	32,678,129
	Provider of Wi-Fi on Airplanes
1,767,570	Global Eagle Entertainment (a)(b)	20,291,704
	Provider of Entertainment & Wi-Fi on Airplanes
		217,220,786
	> Internet Related 1.7%
14,475,223	Vonage (a)(c)	85,114,311
	Business & Consumer Internet Telephony
706,197	Verisign (a)(b)	49,829,260
	Internet Domain Registry for .com/.net (Approximately 50% of World Domains)
2,768,000	RetailMeNot (a)(c)	22,808,320
	Digital Coupon Marketplace
		157,751,891
	> Telecommunications Equipment 1.2%
450,102	F5 Networks (a)	52,121,812
	Internet Traffic Management Equipment
1,896,961	Infinera (a)	37,104,557
	Optical Networking Equipment
1,255,089	CalAmp (a)	20,194,382
	Machine-to-machine Communications
		109,420,751
	> Financial Processors 1.0%
446,868	Global Payments	51,269,166
	Credit Card Processor
1,138,000	CoreLogic (a)	42,367,740
	Data Processing Services for Real Estate, Insurance, & Mortgages
		93,636,906

Number of Shares		Value
	> Telephone & Data Services 1.0%
1,838,844	GTT Communications (a)(c)	$42,771,511
	Provider of High Capacity Data Transit
2,727,319	Boingo Wireless (a)(c)	22,582,201
	Wi-Fi & Cellular Communications Networks
867,000	Zayo Group Holdings (a)	21,987,120
	Fiber Optic Data Communications
3,775,680	Towerstream (a)(b)(c)	4,039,978
	High Speed Wireless, Rooftop Antenna Space & Wi-Fi Offload
		91,380,810
	> Semiconductors & Related Equipment 0.9%
3,736,317	Atmel	30,152,078
	Microcontrollers, Radio Frequency & Memory Semiconductors
300,258	Littelfuse	27,368,517
	Little Fuses
378,172	Monolithic Power Systems	19,362,406
	High Performance Analog & Mixed Signal Integrated Circuits
2,024,886	Rubicon Technology (a)(b)(c)	2,085,633
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		78,968,634
	> Contract Manufacturing 0.8%
3,572,799	Sanmina (a)	76,350,715
	Electronic Manufacturing Services
	> Cable TV 0.8%
951,000	Starz (a)	35,510,340
	Premium CATV Channel Network
623,626	Liberty Global Series A (a)	26,778,500
230,253	Liberty Global Series C (a)	9,444,978
	Cable TV Franchises Outside of the United States
		71,733,818
	> Electronics Distribution 0.5%
1,092,454	Avnet	46,625,937
	Electronic Components Distribution
	> Advertising 0.4%
628,184	Lamar Advertising	32,778,641
	Outdoor Advertising
	> Entertainment Programming 0.3%
860,159	IMAX (Canada) (a)	29,064,773
	IMAX Movies, Theater Equipment & Theater Joint Ventures
Information: Total		2,585,405,134
Industrial Goods & Services 22.6%
	> Machinery 13.1%
7,758,932	Donaldson (c)	217,870,810
	Industrial Air Filtration
3,759,949	Ametek	196,720,532
	Aerospace/Industrial Instruments
2,096,519	Nordson	131,954,906
	Dispensing Systems for Adhesives & Coatings
Number of Shares		Value
2,863,648	HEICO (c)	$130,038,256
	FAA-approved Aircraft Replacement Parts
1,148,893	Toro	81,042,912
	Turf Maintenance Equipment
2,563,598	Generac (a)	77,138,664
	Standby Power Generators
1,296,026	Moog (a)	70,076,126
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,875,197	Oshkosh Corporation	68,125,907
	Specialty Truck Manufacturer
576,889	Middleby (a)	60,682,954
	Manufacturer of Cooking Equipment
1,438,756	ESCO Technologies (c)	51,651,340
	Industrial Filtration & Advanced Measurement Equipment
921,458	Dorman Products (a)(b)	46,892,997
	Aftermarket Auto Parts Distributor
376,496	WABCO Holdings (a)	39,468,076
	Truck & Bus Component Supplier
1,344,966	Kennametal	33,476,204
	Consumable Cutting Tools
		1,205,139,684
	> Other Industrial Services 4.3%
6,088,786	LKQ (a)	172,677,971
	Alternative Auto Parts Distribution
1,911,000	Robert Half International	97,766,760
	Temporary & Permanent Staffing in Finance, Accounting & other Professions
1,614,150	Expeditors International of Washington	75,945,757
	International Freight Forwarder
1,310,342	Forward Air	54,366,090
	Freight Transportation Between Airports
		400,756,578
	> Construction 1.9%
71,780	NVR (a)	109,480,291
	Homebuilder
2,865,200	PGT (a)(c)	35,184,656
	Wind Resistant Windows & Doors
560,477	Allegion	32,317,104
	Mechanical & Electronic Security Systems
		176,982,051
	> Industrial Distribution 1.2%
760,291	Airgas	67,916,795
	Industrial Gas Distributor
851,347	WESCO International (a)	39,562,095
	Industrial Distributor
		107,478,890
	> Outsourcing Services 0.9%
3,357,357	Quanta Services (a)	81,281,613
	Electrical Transmission & Pipeline Contracting Services
	> Industrial Materials & Specialty Chemicals 0.8%
1,341,286	Drew Industries (c)	73,247,629
	RV & Manufactured Home Components

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Electrical Components 0.4%
1,639,635	Thermon (a)(c)	$33,694,499
	Global Engineered Thermal Solutions
Industrial Goods & Services: Total		2,078,580,944
Consumer Goods & Services 13.2%
	> Travel 3.4%
2,017,776	Avis Budget Group (a)	88,136,456
	Car Rental Company
696,739	Vail Resorts	72,934,638
	Ski Resort Operator & Developer
3,635,000	Hertz (a)	60,813,550
	U.S. Rental Car Operator
2,108,589	HomeAway (a)	55,961,952
	Vacation Rental Online Marketplace
695,884	Choice Hotels	33,158,873
	Franchisor of Budget Hotel Brands
		311,005,469
	> Retail 2.5%
2,561,000	The Fresh Market (a)(b)(c)	57,852,990
	Specialty Food Retailer
857,573	Fossil (a)	47,921,179
	Watch Designer & Retailer
517,835	Williams-Sonoma	39,536,702
	Home Goods & Furnishing Retailer
328,705	Casey's General Stores	33,830,319
	Owner/Operator of Convenience Stores
719,860	Cato	24,496,836
	Women's Apparel Retailing, Focusing on Private Labels & Low Prices
492,129	Urban Outfitters (a)	14,458,750
	Multi-channel Apparel & Accessory Retailer
2,100,000	Gaiam (a)(c)	12,915,000
	Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV
		231,011,776
	> Restaurants 2.3%
937,570	Papa John's International	64,204,794
	Franchisor of Pizza Restaurants
997,484	Fiesta Restaurant Group (a)	45,255,849
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
403,000	Domino's Pizza	43,487,730
	Franchisor of Pizza Restaurants
576,000	Dunkin Brands	28,224,000
	Franchisor of Quick Service Restaurants
454,079	Popeyes Louisiana Kitchen (a)	25,591,892
	Popeyes Restaurants
		206,764,265
	> Other Durable Goods 2.2%
6,505,000	Gentex	100,827,500
	Manufacturer of Auto Parts
2,082,715	Select Comfort (a)	45,569,804
	Specialty Mattresses
455,025	Cavco Industries (a)(c)	30,982,653
	Manufactured Homes
Number of Shares		Value
649,825	Tenneco (a)	$29,092,665
	Auto Parts for Emission Control, Suspension
		206,472,622
	> Consumer Goods Distribution 0.9%
968,373	Pool	70,013,368
	Swimming Pool Supplies & Equipment Distributor
863,000	The Chefs' Warehouse (a)	12,220,080
	Distributor of Specialty Foods to Fine Dining Restaurants
		82,233,448
	> Furniture & Textiles 0.7%
2,285,817	Knoll	50,242,258
	Office Furniture
390,000	Mattress Firm (a)(b)	16,286,400
	Mattress Retailer
		66,528,658
	> Other Consumer Services 0.7%
978,253	Blackhawk Network (a)	41,468,145
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
2,697,000	Coupons.com (a)(b)	24,273,000
	Allows CPGs to Digitally Distribute Coupons, Advertising, & Trade Promotion
		65,741,145
	> Leisure Products 0.3%
192,000	Polaris Industries	23,015,040
	Leisure Vehicles & Related Products
	> Nondurables 0.2%
1,608,005	HRG Group (a)	18,861,898
	Holding Company
Consumer Goods & Services: Total		1,211,634,321
Finance 11.0%
	> Banks 4.9%
7,020,624	Associated Banc-Corp	126,160,613
	Midwest Bank
1,693,009	BOK Financial (b)	109,554,613
	Tulsa-based Southwest Bank
585,706	SVB Financial Group (a)	67,672,471
	Bank to Venture Capitalists
1,665,025	MB Financial	54,346,416
	Chicago Bank
1,255,879	Hancock Holding	33,971,527
	Gulf Coast Bank
920,302	Sandy Spring Bancorp	24,093,507
	Baltimore & Washington, D.C. Bank
1,150,982	First Busey	22,870,012
	Illinois Bank
2,400,880	TrustCo Bank	14,021,139
	New York State Bank
		452,690,298
	> Brokerage & Money Management 2.7%
2,926,928	SEI Investments	141,165,737
	Mutual Fund Administration & Investment Management
2,744,774	Eaton Vance	91,730,347
	Specialty Mutual Funds

Number of Shares		Value
	> Brokerage & Money Management—continued
11,000,000	Sprott (Canada) (b)	$19,535,407
	Asset Manager Focused on Resources, Particularly Gold & Silver
		252,431,491
	> Insurance 1.5%
5,651,291	CNO Financial Group	106,300,784
	Life, Long-term Care & Medical Supplement Insurance
761,549	Allied World Assurance Company Holdings	29,068,325
	Commercial Lines Insurance/Reinsurance
		135,369,109
	> Diversified Financial Companies 0.8%
3,510,346	Leucadia National	71,119,610
	Holding Company
	> Credit Cards 0.7%
703,142	WEX (a)	61,060,851
	Card Processor
	> Finance Companies 0.4%
1,018,222	McGrath Rentcorp	27,176,345
	Mini-rental Conglomerate
284,817	World Acceptance (a)(b)	7,644,489
	Personal Loans
46,177	CAI International (a)	465,464
	International Container Leasing
		35,286,298
Finance: Total		1,007,957,657
Health Care 10.6%
	> Medical Supplies 3.7%
3,544,076	Cepheid (a)	160,192,235
	Molecular Diagnostics
940,171	Bio-Techne	86,928,211
	Maker of Consumables & Systems for the Life Science Market
349,334	Henry Schein (a)	46,363,608
	Distributor of Dental, Vet & Medical Products
1,742,943	VWR (a)	44,776,206
	Distributor of Lab Supplies
		338,260,260
	> Biotechnology & Drug Delivery 2.8%
881,105	Ultragenyx Pharmaceutical (a)	84,859,222
	Biotech Focused on "Ultra-Orphan" Drugs
1,406,314	Seattle Genetics (a)	54,227,468
	Antibody-based Therapies for Cancer
1,465,091	Sarepta Therapeutics (a)(b)	47,044,072
	Biotech Focused on Rare Diseases
167,157	Intercept Pharmaceuticals (a)	27,724,660
	Biotech Developing Drugs for Several Diseases
2,162,687	Celldex Therapeutics (a)	22,794,721
	Biotech Developing Drugs for Cancer
278,315	Agios Pharmaceuticals (a)(b)	19,646,256
	Biotech Focused on Cancer & Orphan Diseases
Number of Shares		Value
359,944	MicroDose Therapeutx Contingent Value Rights (a)(d)(e)	$327,549
	Drug Inhaler Development
		256,623,948
	> Health Care Services 1.7%
1,430,434	Medidata Solutions (a)	60,235,576
	Cloud-based Software for Drug Studies
1,564,880	HealthSouth	60,044,445
	Inpatient Rehabilitation Facilities & Home Health Care
953,559	Envision Healthcare Holdings (a)	35,081,436
	Provider of Health Care Outsourcing Services
		155,361,457
	> Medical Equipment & Devices 1.7%
914,276	Align Technology (a)	51,894,306
	Invisalign System to Correct Malocclusion (Crooked Teeth)
410,018	Sirona Dental Systems (a)	38,271,080
	Manufacturer of Dental Equipment
1,764,061	Wright Medical Group (a)	37,080,562
	Foot & Ankle Replacement
631,624	Abaxis (b)	27,785,140
	Instruments & Tests for Vet & Medical Markets
		155,031,088
	> Pharmaceuticals 0.7%
2,343,909	Akorn (a)	66,813,126
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
Health Care: Total		972,089,879
Other Industries 6.9%
	> Real Estate 4.8%
599,049	Federal Realty	81,740,236
	Shopping Centers & Mixed Use Projects
2,277,125	EdR	75,031,269
	Student Housing
182,278	Amerco	71,720,924
	North American Moving & Storage King
915,342	Extra Space Storage	70,627,789
	Self Storage Facilities
1,040,362	Post Properties	60,642,701
	Multifamily Properties
2,148,681	Terreno Realty	42,200,095
	Industrial Properties
276,235	Jones Lang LaSalle	39,714,306
	Real Estate Services
		441,677,320
	> Transportation 1.5%
2,816,684	Heartland Express	56,164,679
	Regional Trucker
1,998,351	Rush Enterprises, Class A (a)(c)	48,360,094
	Truck Sales & Service
545,660	JB Hunt Transport Services	38,960,124
	Truck & Intermodal Carrier
		143,484,897

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Regulated Utilities 0.6%
1,036,839	Eversource Energy	$52,484,790
	Regulated Electric Utility
Other Industries: Total		637,647,007
Energy & Minerals 3.0%
	> Oil & Gas Producers 1.7%
528,771	Cimarex Energy	54,188,452
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
1,216,733	Carrizo Oil & Gas (a)	37,159,026
	Oil & Gas Producer
681,333	PDC Energy (a)	36,117,462
	Oil & Gas Producer in the United States
685,658	SM Energy	21,968,482
	Oil & Gas Producer
107,561,000	ShaMaran Petroleum (Iraq) (a)(c)	5,843,516
	Oil Exploration & Production in Kurdistan
64,294,000	Petromanas (Canada) (a)(c)	2,047,580
	Exploring for Oil in Albania
24,115,500	Canadian Overseas Petroleum (Canada) (a)(c)	722,833
8,400,000	Canadian Overseas Petroleum (Canada) (a)(c)(d)	239,191
	Oil & Gas Exploration Offshore West Africa
		158,286,542
	> Mining 0.8%
385,377	Core Labs (Netherlands) (b)	38,460,625
	Oil & Gas Reservoir Consulting
6,115,764	Kirkland Lake Gold (Canada) (a)(c)	25,434,612
	Gold Mining
3,412,300	Silvercrest Mines (a)	3,017,245
	Gold & Silver Mining
3,000,000	Kaminak Gold (a)	1,798,426
	Exploration Stage Canadian Gold Miner
1,001,900	Argonaut Gold (Canada) (a)	1,021,045
	Gold & Silver Mining
		69,731,953
	> Oil Services 0.4%
1,740,523	ShawCor (Canada)	36,492,944
	Oil & Gas Pipeline Products
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	8,598,862
	Farmland Operator in Uruguay
Number of Shares		Value
	> Non-Ferrous Metals —%
1,504,355	AuRico Metals (Canada) (a)	$744,005
	Gold Mining Royalty Company
Energy & Minerals: Total		273,854,306
Total Equities: 95.5% (Cost: $5,345,603,743)		8,767,169,248	(f)
Short-Term Investments 5.0%
280,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	280,000,000
176,408,128	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	176,408,128
Total Short-Term Investments: 5.0% (Cost: $456,408,128)		456,408,128
Securities Lending Collateral 2.2%
201,734,609	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	201,734,609
Total Securities Lending Collateral: 2.2% (Cost: $201,734,609)		201,734,609
Total Investments: 102.7% (Cost: $6,003,746,480)(h)		9,425,311,985	(i)
Obligation to Return Collateral for Securities Loaned: (2.2)%		(201,734,609)
Cash and Other Assets Less Liabilities: (0.5)%		(45,111,515)
Net Assets: 100.0%		$9,178,465,861

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $201,168,923.

(c)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, as amended, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/15	Value	Dividend
Donaldson	7,952,000	-	193,068	7,758,932	$217,870,810	$4,014,779
Cepheid (1)	5,350,800	-	1,806,724	3,544,076	160,192,235	-
Nordson (1)	3,130,000	-	1,033,481	2,096,519	131,954,906	1,700,313
HEICO	3,626,750	-	763,102	2,863,648	130,038,256	207,352
Associated Banc-Corp (1)	9,000,000	414,000	2,393,376	7,020,624	126,160,613	2,544,665
Vonage	14,044,775	455,225	24,777	14,475,223	85,114,311	-
Bankrate	6,300,300	1,199,700	-	7,500,000	77,625,000	-
Generac (1)	3,632,000	-	1,068,402	2,563,598	77,138,664	-
EdR (1)	2,450,000	-	172,875	2,277,125	75,031,269	2,563,898
Drew Industries	1,610,000	-	268,714	1,341,286	73,247,629	3,220,000
Moog (1)	2,456,000	-	1,159,974	1,296,026	70,076,126	-
The Fresh Market	1,492,000	1,069,000	-	2,561,000	57,852,990	-
Virtusa (1)	1,658,000	-	579,672	1,078,328	55,329,010	-
ESCO Technologies	1,948,000	-	509,244	1,438,756	51,651,340	353,340
Knoll (1)	3,366,000	-	1,080,183	2,285,817	50,242,258	954,022
SPS Commerce (1)	1,330,000	-	591,833	738,167	50,114,158	-
Navigant Consulting	4,128,523	-	1,087,061	3,041,462	48,389,660	-
Rush Enterprises, Class A	3,200,000	-	1,201,649	1,998,351	48,360,094	-
Sarepta Therapeutics (1)	2,523,900	-	1,058,809	1,465,091	47,044,072	-
GTT Communications	1,950,000	651,000	762,156	1,838,844	42,771,511	-
Terreno Realty (1)	2,150,000	-	1,319	2,148,681	42,200,095	687,789
Hackett Group	2,903,719	-	315,074	2,588,645	35,593,869	264,305
PGT	3,592,200	-	727,000	2,865,200	35,184,656	-
Thermon	1,940,094	43,735	344,194	1,639,635	33,694,499	-
Cavco Industries	500,000	-	44,975	455,025	30,982,653	-
McGrath Rentcorp (1)	1,580,000	-	561,778	1,018,222	27,176,345	996,023
Kirkland Lake Gold	6,347,100	350,100	581,436	6,115,764	25,434,612	-
RetailMeNot	1,112,930	1,679,000	23,930	2,768,000	22,808,320	-
Boingo Wireless	2,800,000	100,000	172,681	2,727,319	22,582,201	-
inContact (1)	3,741,000	-	1,550,279	2,190,721	16,452,315	-
Gaiam	2,100,000	-	-	2,100,000	12,915,000	-
World Acceptance (1)	808,343	-	523,526	284,817	7,644,489	-
ShaMaran Petroleum	28,962,000	78,599,000	-	107,561,000	5,843,516	-
Towerstream	4,000,000	-	224,320	3,775,680	4,039,978	-
Rubicon Technology	2,500,000	-	475,114	2,024,886	2,085,633	-
Petromanas	67,500,000	-	3,206,000	64,294,000	2,047,580	-
Argonaut Gold (1)	9,014,700	1,001,900	9,014,700	1,001,900	1,021,045	-
Canadian Overseas Petroleum	32,515,500	-	-	32,515,500	962,024	-
CAI International (1)	1,500,000	-	1,453,823	46,177	465,464	-
Allied Nevada Gold (1)	7,103,513	-	7,103,513	-	-	-
Amber Road (1)	2,000,000	-	2,000,000	-	-	-
Audience (1)	2,150,000	-	2,150,000	-	-	-
Boulder Brands (1)	3,484,000	-	3,484,000	-	-	-
E2Open (1)	2,575,000	-	2,575,000	-	-	-
Liquidity Services (1)	1,600,000	-	1,600,000	-	-	-
Marlin Business Services (1)	902,210	-	902,210	-	-	-
Petrodorado Energy (1)	2,600,000	-	2,600,000	-	-	-
RGS Energy (1)	5,000,000	-	5,000,000	-	-	-
Synageva BioPharma (1)	2,419,209	-	2,419,209	-	-	-
Total of Affiliated Transactions	286,550,566	85,562,660	64,809,181	307,304,045	$2,005,339,206	$17,506,486

(1) At September 30, 2015, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2015, was $778,247,105 and $1,067,096,142, respectively. Investments in affiliated companies represented 11.63% of the Fund's total net assets at September 30, 2015.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2015, the market value of these securities amounted to $9,165,602, which represented 0.10% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$8,598,862
MicroDose Therapeutx Contingent Value Rights	8/14/13	359,944	-	327,549
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	239,191
			$18,591,152	$9,165,602

(e)  Illiquid security.

(f)  On September 30, 2015, the market value of foreign securities represented 1.83% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$115,302,390	1.26
Netherlands	38,460,625	0.42
Uruguay	8,598,862	0.09
Iraq	5,843,516	0.06
Total Foreign Portfolio	$168,205,393	1.83

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2015, for federal income tax purposes, the cost of investments was approximately $6,003,746,480 and net unrealized appreciation was $3,421,565,505 consisting of gross unrealized appreciation of $3,858,935,414 and gross unrealized depreciation of $437,369,909.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of September 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$2,585,405,134	$-	$-	$2,585,405,134
Industrial Goods & Services	2,078,580,944	-	-	2,078,580,944
Consumer Goods & Services	1,211,634,321	-	-	1,211,634,321
Finance	1,007,957,657	-	-	1,007,957,657
Health Care	971,762,330	-	327,549	972,089,879
Other Industries	637,647,007	-	-	637,647,007
Energy & Minerals	265,016,253	239,191	8,598,862	273,854,306
Total Equities	8,758,003,646	239,191	8,926,411	8,767,169,248
Total Short-Term Investments	456,408,128	-	-	456,408,128
Total Securities Lending Collateral	201,734,609	-	-	201,734,609
Total Investments	$9,416,146,383	$239,191	$8,926,411	$9,425,311,985

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED)

	Number of Shares
	6/30/15	9/30/15
Purchases
Asia
> Japan
Asahi Intecc	210,800	832,000
Bandai Namco	0	1,058,000
Capcom Co., Ltd.	0	942,150
Ebara	0	7,590,000
FamilyMart	1,050,000	1,447,000
IHI	7,100,000	15,000,000
Kansai Paint	1,692,600	1,838,600
NGK Insulators	2,400,000	2,700,000
Sega Sammy Holdings, Inc.	0	2,083,000
Sony Financial Holdings	0	1,550,000
Suruga Bank	1,270,000	1,870,000
Yamaguchi Financial Group, Inc.	0	1,750,000
> China
CAR Inc	27,000,000	30,700,000
TravelSky Technology	14,556,000	21,755,000
> Korea
Cheil Worldwide	1,187,900	1,300,093
CJ Hellovision	2,908,469	3,149,876
KCC	65,494	113,183
Koh Young Technology	43,923	197,100
Korea Investment Holdings	0	397,002
> Taiwan
Far EasTone Telecom	17,600,000	23,150,000
Silergy	820,000	2,234,000
> India
Container Corporation of India	1,382,783	1,505,000
> Hong Kong
Value Partners	0	29,042,000
Vitasoy International	9,675,000	14,595,000
> Singapore
China Everbright Water	28,242,100	31,700,000
SIIC Environment	33,146,240	33,724,000
Europe
> United Kingdom
Domino's Pizza UK & Ireland	2,660,000	3,050,000
DS Smith	0	1,178,371
Halfords	4,712,000	6,222,700
Halma	2,725,000	4,399,000
Next	0	173,000
Regus	8,840,000	12,365,000
Shaftesbury	1,480,000	2,100,000
Smith & Nephew	1,280,000	3,000,000
	Number of Shares
	6/30/15	9/30/15
> Sweden
Hexagon	1,666,208	2,055,208
Modern Times Group	1,137,000	1,286,000
Trelleborg	0	1,317,000
> Germany
NORMA Group	795,000	1,067,000
Wirecard	1,350,000	1,750,000
> Denmark
Novozymes	1,315,800	1,647,800
> Netherlands
Arcadis	849,025	1,573,025
Core Labs	114,395	255,510
Gemalto	324,700	650,000
> Switzerland
Geberit	116,500	228,300
Panalpina Welttransport Holding	0	190,000
> Spain
Distribuidora Internacional de Alimentación	10,110,000	13,425,000
Prosegur	6,564,000	8,555,000
> France
Neopost	1,350,000	1,660,000
> Finland
Konecranes	1,103,420	1,387,000
> Norway
Atea	2,613,864	3,050,864
> Italy
Hera	4,213,201	7,800,200
Other Countries
> Australia
Domino's Pizza Enterprises	2,123,737	2,200,000
IAG	5,260,000	7,680,000
Spotless	47,446,000	58,000,000
> United States
Bladex	912,000	1,092,000
Latin America
> Mexico
Grupo Aeroportuario del Sureste - ADR	283,000	300,000
> Brazil
Odontoprev	7,000,000	7,885,300

	Number of Shares
	6/30/15	9/30/15
Sales
Asia
> Japan
Aeon Financial Service	1,400,000	1,260,000
Asahi Diamond Industrial	1,914,500	0
Benesse	987,200	0
Cocokara Fine	68,100	0
Daiseki	1,270,000	961,000
Disco	343,400	291,400
Doshisha	1,600,000	1,447,000
Icom	771,000	614,200
Japan Airport Terminal	550,000	450,000
Kaken Pharmaceutical	341,400	184,900
Milbon	698,480	578,680
Misumi Group	1,950,000	624,000
MonotaRO	705,200	536,000
Nabtesco	1,020,000	0
Nakanishi	580,000	414,600
Nihon Parkerizing	1,822,292	497,592
Nippon Kayaku	3,111,000	1,910,000
Nippon Paint Holdings	915,000	0
NOF	4,938,000	4,319,000
OBIC	665,000	621,000
OSG	1,440,000	1,230,000
Otsuka	641,900	430,900
Park24	1,678,000	1,463,000
Santen Pharmaceutical	2,911,000	2,792,000
> China
AMVIG Holdings	24,511,227	19,554,463
China Everbright International	53,103,100	36,307,582
Chongqing Rural Commercial Bank	32,128,392	0
Jiangnan Group	29,387,362	20,818,090
Shanghai Industrial	29,365,135	0
Sino Biopharmaceutical	22,874,405	0
WuXi PharmaTech - ADR	32,117,600	21,691,420
> Korea
CJ Corp	215,971	141,971
Grand Korea Leisure	475,576	0
Hyundai Marine & Fire Insurance	444,715	0
LF Corp	1,119,428	788,428
LS Industrial Systems	494,303	412,977
Nongshim	145,900	88,583
	Number of Shares
	6/30/15	9/30/15
> Taiwan
Chroma Ate	3,061,000	0
Delta Electronics	6,351,000	5,557,000
Ginko International	1,925,000	369,000
Largan Precision	399,000	253,000
Lite-On Technology	16,513,035	0
Novatek Microelectronics	8,126,000	5,704,000
PChome Online	2,272,094	0
President Chain Store	9,100,000	3,400,000
St. Shine Optical	2,081,000	1,780,000
Vanguard International Semiconductor	27,141,000	19,984,000
Voltronic Power	1,594,982	1,173,686
> Hong Kong
Lifestyle International	8,099,500	2,655,500
Melco Crown Entertainment - ADR	1,130,000	0
Melco International	15,000,000	13,016,000
> Singapore
CDL Hospitality Trust	7,795,600	0
Mapletree Commercial Trust	50,000,000	41,009,700
Mapletree Industrial Trust	10,502,000	0
Mapletree Logistics Trust	13,847,750	0
Petra Foods	8,500,000	8,200,000
> Indonesia
Ace Indonesia	312,000,000	59,667,800
Arwana Citramulia	220,150,800	150,349,000
Link Net	50,000,000	45,000,000
Matahari Department Store	24,195,600	19,540,600
Mayora Indah	3,993,900	0
Surya Citra Media	61,947,300	0
Tower Bersama Infrastructure	31,000,000	18,442,800
> Thailand
Home Product Center	114,913,600	100,000,000
Robinson Department Store	14,485,000	1,621,900
> Philippines
Puregold Price Club	35,000,000	33,345,000
Robinsons Retail Holdings	13,500,000	12,200,000
Universal Robina	5,900,000	0
> Cambodia
Nagacorp	55,000,000	47,028,000
> Malaysia
7-Eleven Malaysia Holdings	41,700,000	37,835,900

COLUMBIA ACORN INTERNATIONAL®

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	6/30/15	9/30/15
Sales (continued)
Europe
> United Kingdom
Aggreko	1,980,000	0
AVEVA	908,500	0
Babcock International	1,568,000	1,398,000
Jardine Lloyd Thompson Group	2,540,000	1,944,000
> Sweden
Mekonomen	1,044,000	916,000
Recipharm	1,205,000	849,000
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	5,143,000	4,356,790
> Belgium
EVS Broadcast Equipment	450,656	258,681
Other Countries
> Canada
Baytex	1,358,857	0
Boulder Energy	2,245,052	1,301,152
CCL Industries	651,772	633,741
Granite Oil	376,629	0
> Australia
Amcor	4,270,000	3,692,000
Austbrokers	1,070,000	0
Challenger Financial	6,170,000	2,800,000
> South Africa
Coronation Fund Managers	13,683,594	12,895,812
Naspers	142,892	0
Northam Platinum	8,665,223	2,476,175
Rand Merchant Insurance	16,575,943	14,139,634
> United States
Hornbeck Offshore	634,500	0
Textainer Group Holdings	440,152	0
> New Zealand
Ryman Healthcare	4,011,000	2,759,000
Sky City Entertainment	8,000,000	5,435,000
> Israel
Caesarstone	791,000	0
	Number of Shares
	6/30/15	9/30/15
Latin America
> Mexico
Qualitas	13,215,000	12,647,809
> Brazil
Linx	1,400,000	0
> Chile
Sociedad Quimica y Minera de Chile - ADR	921,000	0

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), SEPTEMBER 30, 2015

Number of Shares		Value
		Equities: 94.1%
Asia 43.9%
	> Japan 22.2%
1,447,000	FamilyMart	$65,972,817
	Convenience Store Operator
2,700,000	NGK Insulators	51,665,596
	Ceramic Products for Auto, Power & Electronics
3,000,000	Aeon Mall	46,083,997
	Suburban Shopping Mall Developer, Owner & Operator
930,000	JIN	43,672,574
	Eyeglasses Retailer
1,840,000	Glory	43,488,443
	Currency Handling Systems & Related Equipment
3,600,000	Ushio	43,248,354
	Industrial Light Sources
15,000,000	IHI	38,544,541
	Industrial Conglomerates
28,000	Orix JREIT	37,879,826
	Diversified REIT
2,792,000	Santen Pharmaceutical	37,484,296
	Specialty Pharma (Ophthalmic Medicine)
1,225,000	Recruit Holdings	36,730,775
	Recruitment & Media Services
10,440,000	Aozora Bank	36,209,177
	Commercial Bank
1,870,000	Suruga Bank	34,795,902
	Regional Bank
1,440,000	NGK Spark Plug	33,056,388
	Automobile Parts
833,800	Ariake Japan	32,679,286
	Commercial Soup & Sauce Extracts
655,500	Ezaki Glico	30,293,809
	Confectionary, Ice Cream & Dairy Products
276,620	Hirose Electric	30,113,922
	Electrical Connectors
832,000	Asahi Intecc	29,987,516
	Medical Guidewires for Surgery
4,319,000	NOF	29,625,226
	Specialty Chemicals, Life Science & Rocket Fuels
6,149	Kenedix Office Investment	29,227,495
	Tokyo Mid-size Office REIT
621,000	OBIC	28,407,197
	Computer Software
2,736,000	Moshi Moshi Hotline	28,268,044
	Call Center Operator
7,590,000	Ebara	28,038,693
	Pumps, Compressors, Turbines & Related Products & Services
1,463,000	Park24	27,457,264
	Parking Lot Operator
390,000	Hoshizaki Electric	27,337,640
	Commercial Kitchen Equipment
1,548,800	Kintetsu World Express	27,315,795
	Airfreight Logistics
Number of Shares		Value
1,447,000	Doshisha	$26,552,405
	Consumer Goods Wholesaler
1,402,000	Tamron (a)	25,611,056
	Camera Lenses
1,550,000	Sony Financial Holdings	25,440,046
	Life Insurance, Assurance & Internet Banking
1,838,600	Kansai Paint	25,005,737
	Paint Producer in Japan, India, China & Southeast Asia
1,260,000	Aeon Financial Service	24,930,378
	Diversified Consumer-related Finance Company in Japan
1,237,000	Aica Kogyo	24,748,705
	Laminated Sheets, Building Materials & Chemical Adhesives
1,058,000	Bandai Namco	24,554,824
	Branded Toys & Related Content
775,000	Toto	24,151,830
	Toilets & Bathroom Fittings
309,000	Rinnai	23,575,446
	Gas Appliances for Home & Commercial Use
12,050	Japan Retail Fund	23,315,060
	Retail REIT in Japan
1,230,000	OSG	23,288,191
	Consumable Cutting Tools
1,107,000	Stanley Electric	22,086,423
	Automobile Lighting & LED Equipment
313,200	Hikari Tsushin	21,921,648
	Office IT/Mobiles/Insurance Distribution
1,750,000	Yamaguchi Financial Group, Inc.	21,451,463
	Regional Bank in Yamaguchi, Fukuoka & Hiroshima
430,900	Otsuka	20,995,020
	One-stop IT Services & Office Supplies Provider
291,400	Disco	20,494,676
	Semiconductor Dicing & Grinding Equipment
300,400	Nippon Shokubai	20,428,423
	Producer of Acrylic Acid & Super Absorbent Polymers Used in Disposable Diapers
2,083,000	Sega Sammy Holdings, Inc.	20,327,412
	Gaming Software/Hardware & Leisure Facilities
1,910,000	Nippon Kayaku	19,886,223
	Functional Chemicals, Pharmaceuticals & Auto Safety Systems
2,600,000	Dowa Holdings	19,702,401
	Environmental/Recycling, Nonferrous Metals, Electric Material & Metal Processing
450,000	Japan Airport Terminal (b)	19,449,276
	Airport Terminal Operator at Haneda
578,680	Milbon	19,179,973
	Hair Products for Salons
822,700	Hamamatsu Photonics	18,618,680
	Optical Sensors for Medical & Industrial Applications

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Japan—continued
942,150	Capcom Co., Ltd.	$18,577,800
	Packaged, Online & Mobile Games
4,170	Industrial & Infrastructure Fund	18,146,375
	Industrial REIT in Japan
184,900	Kaken Pharmaceutical	17,161,970
	Pharmaceutical & Agrochemical Producer
961,000	Daiseki	16,399,574
	Waste Disposal & Recycling
414,600	Nakanishi	15,423,723
	Dental Tools & Machinery
614,200	Icom	12,761,452
	Two Way Radio Communication Equipment
536,000	MonotaRO	12,279,066
	Online Maintenance, Repair & Operations Goods Distributor in Japan
624,000	Misumi Group	6,439,644
	Industrial Components Distributor
497,592	Nihon Parkerizing	4,068,576
	Metal Surface Treatment Chemicals & Processing Service
		1,534,558,049
	> China 3.9%
30,700,000	CAR Inc (b)(c)	44,437,967
	Consolidator of Chinese Auto Rental Sector
25,845,000	China Everbright International	36,307,582
	Municipal Waste Operator
90,360,000	Sihuan Pharmaceutical Holdings Group (d)	34,013,605
	Chinese Generic Drug Manufacturer
21,755,000	TravelSky Technology	27,514,988
	Chinese Air Travel Transaction Processor
13,424,000	Phoenix Healthcare Group	21,912,356
	Private Hospital Management Group
502,000	WuXi PharmaTech - ADR (c)	21,691,420
	Contract Research Organization in China
101,000,000	Jiangnan Group	20,818,090
	Cable & Wire Manufacturer
46,942,000	AMVIG Holdings (a)	19,554,463
	Chinese Tobacco Packaging Material Supplier
48,234,000	NewOcean Energy	18,224,381
	Southern China Liquefied Petroleum Gas Distributor
560,388	BitAuto - ADR (b)(c)	16,682,751
	Automotive Information Website for Buyers & Dealers
375,000	51job - ADR (b)(c)	10,275,000
	Integrated Human Resource Services
		271,432,603
	> Korea 3.7%
478,317	KT&G	44,994,808
	Tobacco & Ginseng Products
113,183	KCC	39,541,998
	Paint & Housing Material Manufacturer
Number of Shares		Value
141,971	CJ Corp	$31,701,721
	Holding Company of Korean Consumer Conglomerate
3,149,876	CJ Hellovision	29,860,667
	Cable TV, Broadband & Mobile Virtual Network Operator
88,583	Nongshim	27,417,085
	Instant Noodles, Snacks & Bottled Water
788,428	LF Corp	21,806,590
	Apparel Design & Retail
397,002	Korea Investment Holdings	20,533,346
	Brokerage & Asset Management
1,300,093	Cheil Worldwide (c)	20,087,392
	Advertising
412,977	LS Industrial Systems	15,870,630
	Electrical & Automation Equipment
197,100	Koh Young Technology	5,716,605
	Inspection Systems for Printed Circuit Boards
		257,530,842
	> Taiwan 3.5%
23,150,000	Far EasTone Telecom	49,927,326
	Mobile Operator in Taiwan
5,557,000	Delta Electronics	26,211,032
	Industrial Automation, Switching Power Supplies & Passive Components
19,984,000	Vanguard International Semiconductor	22,760,296
	Semiconductor Foundry
3,192,686	Advantech	21,924,659
	Industrial PC & Components
1,780,000	St. Shine Optical	21,839,389
	Disposable Contact Lens Original Equipment Manufacturer
2,234,000	Silergy	21,830,505
	Chinese Provider of Analog & Mixed Digital Integrated Circuits
3,400,000	President Chain Store	21,204,718
	Convenience Chain Store Operator in Taiwan
253,000	Largan Precision	19,745,372
	Mobile Device Camera Lenses & Modules
5,704,000	Novatek Microelectronics	17,908,229
	Display Related Integrated Circuit Designer
1,173,686	Voltronic Power	15,273,330
	Uninterruptible Power Supply Products
369,000	Ginko International	3,715,871
	Contact Lens Maker in China
		242,340,727
	> India 3.4%
13,478,000	Zee Entertainment Enterprises	80,955,057
	Indian Programmer of Pay Television Content
1,505,000	Container Corporation of India	34,071,142
	Railway Cargo Services
6,229,667	Bharti Infratel	33,755,358
	Communications Towers

Number of Shares		Value
	> India—continued
6,095,000	Adani Ports & Special Economic Zone	$27,843,514
	Indian West Coast Shipping Port
1,840,000	Colgate Palmolive India	26,985,935
	Consumer Products in Oral Care
1,850,000	United Breweries	24,911,941
	Indian Brewer
519,553	Amara Raja	8,183,126
	Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market
		236,706,073
	> Hong Kong 2.1%
63,364,000	Mapletree Greater China Commercial Trust	41,479,787
	Retail & Office Property Landlord
12,000,000	Samsonite International	39,214,531
	Mass Market Luggage & Travel Accessories
29,042,000	Value Partners	27,322,193
	Mutual Fund Management
14,595,000	Vitasoy International	21,581,628
	Hong Kong Soy Food Brand
13,016,000	Melco International	16,001,247
	Macau Casino Operator
2,655,500	Lifestyle International	3,804,769
	Mid- to High-end Department Store Operator in Hong Kong & China
		149,404,155
	> Singapore 2.0%
11,000,000	Singapore Exchange	54,416,162
	Singapore Equity & Derivatives Market Operator
41,009,700	Mapletree Commercial Trust	36,185,740
	Retail & Office Property Landlord
33,724,000	SIIC Environment (c)	19,927,624
	Waste Water Treatment Operator
8,200,000	Petra Foods	14,475,695
	Chocolate Manufacturer in Southeast Asia
31,700,000	China Everbright Water (c)	13,513,661
	Waste Water Treatment Operator
		138,518,882
	> Indonesia 0.8%
19,540,600	Matahari Department Store	21,582,816
	Department Store Chain in Indonesia
45,000,000	Link Net (c)	13,824,771
	Fixed Broadband & Cable TV Service Provider
18,442,800	Tower Bersama Infrastructure (c)	8,247,421
	Communications Towers
54,631,700	MNC Sky Vision (c)	5,542,730
	Satellite Pay TV Operator in Indonesia
150,349,000	Arwana Citramulia	4,586,038
	Ceramic Tiles for Home Decoration
59,667,800	Ace Indonesia	2,059,974
	Home Improvement Retailer
		55,843,750
Number of Shares		Value
	> Thailand 0.8%
4,360,000	Airports of Thailand	$33,841,512
	Airport Operator of Thailand
100,000,000	Home Product Center	18,900,692
	Home Improvement Retailer
1,621,900	Robinson Department Store	1,703,573
	Department Store Operator in Thailand
		54,445,777
	> Philippines 0.7%
33,345,000	Puregold Price Club	22,115,854
	Supermarket Operator in the Philippines
12,200,000	Robinsons Retail Holdings	19,083,048
	Multi-format Retailer in the Philippines
90,000,000	Melco Crown (Philippines) Resorts (c)	7,194,951
	Integrated Resort Operator in Manila
		48,393,853
	> Cambodia 0.4%
47,028,000	Nagacorp	28,280,030
	Casino & Entertainment Complex in Cambodia
	> Malaysia 0.4%
37,835,900	7-Eleven Malaysia Holdings	12,735,689
	Exclusive 7-Eleven Franchisor for Malaysia
19,000,000	Astro Malaysia Holdings	12,181,292
	Pay TV Operator in Malaysia
		24,916,981
Asia: Total		3,042,371,722
Europe 36.5%
	> United Kingdom 11.3%
2,638,000	WH Smith	62,413,501
	Newsprint, Books & General Stationery Retailer
12,365,000	Regus	57,349,981
	Rental of Office Space in Full Service Business Centers
1,004,000	Rightmove	55,405,840
	Internet Real Estate Listings
1,253,571	Spirax Sarco	53,116,451
	Steam Systems for Manufacturing & Process Industries
3,000,000	Smith & Nephew	52,326,004
	Medical Equipment & Supplies
4,399,000	Halma	48,012,830
	Health & Safety Sensor Technology
6,222,700	Halfords	43,471,017
	UK Retailer of Leisure Goods & Auto Parts
3,050,000	Domino's Pizza UK & Ireland	40,971,306
	Pizza Delivery in the UK, Ireland & Germany
45,000,000	Cable and Wireless	37,712,844
	Telecommunications Service Provider in the Caribbean

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> United Kingdom—continued
7,430,000	Polypipe	$37,063,005
	Manufacturer of Plastic Piping & Fittings
4,033,732	Abcam	35,452,770
	Online Sales of Antibodies
14,379,428	Connect Group (a)	34,151,381
	Newspaper & Magazine Distributor
39,805,000	Assura	32,967,708
7,961,000	Assura Rights (c)(d)	572,042
	UK Primary Health Care Property Developer
1,944,000	Jardine Lloyd Thompson Group	29,966,599
	International Business Insurance Broker
2,100,000	Shaftesbury	29,131,016
	London Prime Retail REIT
958,646	Fidessa Group	26,016,430
	Software for Financial Trading Systems
4,712,000	Ocado (c)	22,809,841
	Online Grocery Retailer
173,000	Next	19,915,800
	Clothes & Home Retailer in the UK
3,075,000	PureCircle (c)	19,769,744
	Natural Sweeteners
1,398,000	Babcock International	19,297,767
	Public Sector Outsourcer
5,650,001	Elementis	19,076,984
	Specialty Chemicals
1,178,371	DS Smith	7,021,583
	Packaging
		783,992,444
	> Sweden 4.4%
948,422	Unibet	79,318,921
	European Online Gaming Operator
2,055,208	Hexagon	62,687,902
	Design, Measurement & Visualization Software & Equipment
2,925,024	Sweco (b)	40,538,209
	Engineering Consultants
1,286,000	Modern Times Group (b)	33,049,015
	Nordic TV Broadcaster
967,247	Swedish Match	29,202,482
	Swedish Snus
916,000	Mekonomen	21,231,190
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
1,317,000	Trelleborg	20,832,956
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
849,000	Recipharm	15,519,447
	Contract Development Manufacturing Organization
		302,380,122
Number of Shares		Value
	> Germany 4.2%
1,750,000	Wirecard (b)	$83,507,461
	Online Payment Processing & Risk Management
691,000	MTU Aero Engines	57,747,088
	Airplane Engine Components & Services
1,067,000	NORMA Group	52,370,256
	Clamps for Automotive & Industrial Applications
117,000	Rational	46,731,494
	Commercial Ovens
795,000	Aurelius	36,923,548
	European Turnaround Investor
885,000	Elringklinger	17,009,057
	Automobile Components
		294,288,904
	> Denmark 3.3%
1,932,063	SimCorp	97,220,180
	Software for Investment Managers
1,647,800	Novozymes	71,786,715
	Industrial Enzymes
700,000	William Demant Holding (c)	58,181,763
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
		227,188,658
	> Netherlands 3.1%
2,103,770	Aalberts Industries	62,200,891
	Flow Control & Heat Treatment
650,000	Gemalto (b)	42,133,227
	Digital Security Solutions
1,573,025	Arcadis	36,920,436
	Engineering Consultants
718,124	Vopak	28,634,767
	Operator of Petroleum & Chemical Storage Terminals
255,510	Core Labs (b)	25,499,898
	Oil & Gas Reservoir Consulting
1,201,000	Brunel	20,337,963
	Temporary Specialist & Energy Staffing
		215,727,182
	> Switzerland 2.6%
213,500	Partners Group	72,345,962
	Private Markets Asset Management
228,300	Geberit	69,736,210
	Plumbing Systems
190,000	Panalpina Welttransport Holding	20,762,364
	Air & Sea Freight Forwarding
72,500	INFICON	20,233,942
	Gas Detection Instruments
		183,078,478
	> Spain 2.4%
13,425,000	Distribuidora Internacional de Alimentación	81,050,886
	Discount Retailer in Spain & Latin America

Number of Shares		Value
	> Spain—continued
8,555,000	Prosegur	$41,105,220
	Security Guards
379,000	Viscofan	22,817,881
	Sausage Casings Maker
535,000	Bolsas y Mercados Españoles	18,059,803
	Spanish Stock Markets
		163,033,790
	> France 2.0%
1,445,000	Eutelsat	44,241,202
	Fixed Satellite Services
1,660,000	Neopost (b)	43,181,683
	Postage Meter Machines
90,000	Eurofins Scientific	27,625,470
	Food, Pharmaceuticals & Materials Screening & Testing
745,310	Saft	24,351,338
	Niche Battery Manufacturer
		139,399,693
	> Finland 1.3%
1,387,000	Konecranes (b)	34,654,271
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
7,766,000	Sponda	30,302,616
	Office, Retail & Logistics Properties
1,669,000	Tikkurila	27,694,358
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
		92,651,245
	> Norway 0.8%
3,050,864	Atea	28,042,347
	Nordic IT Hardware/Software Reseller & Integrator
3,529,000	Orkla	26,157,015
	Food & Brands, Aluminum, Chemicals Conglomerate
		54,199,362
	> Italy 0.6%
459,000	Industria Macchine Automatiche	20,515,457
	Food & Drugs Packaging & Machinery
7,800,200	Hera	20,238,413
	Northern Italian Utility
		40,753,870
	> Kazakhstan 0.4%
4,356,790	Halyk Savings Bank of Kazakhstan - GDR	25,748,629
	Retail Bank & Insurer in Kazakhstan
	> Belgium 0.1%
258,681	EVS Broadcast Equipment	6,682,837
	Digital Live Mobile Production Software & Systems
Europe: Total		2,529,125,214
Number of Shares		Value
Other Countries 11.6%
	> Canada 4.1%
633,741	CCL Industries	$88,961,185
	Global Label Converter
3,188,000	CAE	33,779,183
	Flight Simulator Equipment & Training Centers
898,000	Vermilion Energy (b)	28,914,994
	Canadian Exploration & Production Company
490,200	Onex Capital	28,295,321
	Private Equity
1,067,730	ShawCor	22,386,726
	Oil & Gas Pipeline Products
2,115,898	Rona	21,579,147
	Canadian Home Improvement Retailer
726,000	Keyera	19,992,881
	Integrated Supply of Hydrocarbon Processing, Transport & Storage
1,010,000	PrairieSky Royalty (b)	19,193,406
	Canadian Owner of Oil & Gas Mineral Interests
545,909	Ag Growth (b)	14,673,478
	Manufacturer of Augers & Grain Handling Equipment
1,301,152	Boulder Energy (c)	4,845,804
	Canadian Exploration & Production
		282,622,125
	> Australia 3.6%
58,000,000	Spotless (a)	87,887,279
	Facility Management & Catering Company
2,200,000	Domino's Pizza Enterprises	62,574,580
	Domino's Pizza Operator in Australia & New Zealand
3,692,000	Amcor	34,335,068
	Global Leader in Flexible & Rigid Packaging
7,680,000	IAG	26,258,885
	General Insurance Provider
4,900,000	Estia Health	23,426,282
	Residential Aged Care Operator
2,800,000	Challenger Financial	14,130,566
	Annuity Provider in Australia
		248,612,660
	> South Africa 1.5%
12,895,812	Coronation Fund Managers	60,754,596
	South African Fund Manager
14,139,634	Rand Merchant Insurance	42,260,248
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
2,476,175	Northam Platinum (c)	4,811,732
	Platinum Mining in South Africa
		107,826,576
	> United States 0.9%
350,000	Cimarex Energy	35,868,000
	Oil & Gas Producer in Texas, New Mexico & Oklahoma

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> United States—continued
1,092,000	Bladex	$25,279,800
	Latin American Trade Financing House
		61,147,800
	> New Zealand 0.9%
10,800,000	Auckland International Airport	33,809,341
	Auckland Airport Operator
5,435,000	Sky City Entertainment	13,018,433
	Casino & Entertainment Complex
2,759,000	Ryman Healthcare	12,923,155
	Retirement Village Operator
		59,750,929
	> Egypt 0.6%
5,963,570	Commercial International Bank of Egypt	40,516,545
	Private Universal Bank in Egypt
Other Countries: Total		800,476,635
Latin America 2.1%
	> Mexico 0.9%
300,000	Grupo Aeroportuario del Sureste - ADR	45,681,000
	Mexican Airport Operator
12,647,809	Qualitas (c)	17,387,567
	Auto Insurer in Mexico & Central America
		63,068,567
	> Brazil 0.6%
3,500,000	Localiza Rent a Car	21,558,835
	Car Rental
7,885,300	Odontoprev	19,472,086
	Dental Insurance
		41,030,921
	> Colombia 0.3%
23,377,000	Isagen	21,803,760
	Colombian Electricity Provider
	> Guatemala 0.2%
1,626,600	Tahoe Resources	12,566,689
	Silver & Gold Projects in Guatemala & Peru
Number of Shares		Value
	> Uruguay 0.1%
1,306,818	Union Agriculture Group (c)(d)(e)	$8,598,862
	Farmland Operator in Uruguay
Latin America: Total		147,068,799
Total Equities: 94.1% (Cost: $5,799,123,091)		6,519,042,370	(f)
Short-Term Investments 5.4%
220,000,000	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	220,000,000
154,315,334	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	154,315,334
Total Short-Term Investments: 5.4% (Cost: $374,315,334)		374,315,334
Securities Lending Collateral 2.4%
162,686,410	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	162,686,410
Total Securities Lending Collateral: 2.4% (Cost: $162,686,410)		162,686,410
Total Investments: 101.9% (Cost: $6,336,124,835)(h)		7,056,044,114	(i)
Obligation to Return Collateral for Securities Loaned: (2.4)%		(162,686,410)
Cash and Other Assets Less Liabilities: 0.5%		28,484,127
Net Assets: 100.0%		$6,921,841,831

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/15	Value	Dividend
Spotless	42,700,000	15,300,000	-	58,000,000	$87,887,279	$3,711,991
Connect Group	14,379,428	-	-	14,379,428	34,151,381	2,165,535
Tamron	1,402,000	-	-	1,402,000	25,611,056	283,129
AMVIG Holdings	35,119,000	12,381,000	558,000	46,942,000	19,554,463	2,457,546
Icom (1)	835,000	-	220,800	614,200	12,761,452	233,389
Total of Affiliated Transactions	94,435,428	27,681,000	778,800	121,337,628	$179,965,631	$8,851,590

(1) At September 30, 2015, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at September 30, 2015, was $185,078,946 and $167,204,179, respectively. Investments in affiliated companies represented 2.42% of the Fund's total net assets at September 30, 2015.

(b)  All or a portion of this security was on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $155,982,904.

(c)  Non-income producing security.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2015, the market value of this security amounted to $8,598,862, which represented 0.12% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$8,598,862

(f)  On September 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,534,558,049	22.1
Euro	927,037,622	13.4
British Pound	783,992,444	11.3
Hong Kong Dollar	358,987,830	5.2
Other currencies less than 5% of total net assets	2,914,466,425	42.1
Total Equities	$6,519,042,370	94.1

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2015, for federal income tax purposes, the cost of investments was approximately $6,336,124,835 and net unrealized appreciation was $719,919,279 consisting of gross unrealized appreciation of $1,315,851,645 and gross unrealized depreciation of $595,932,366.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 - quoted prices in active markets for identical securities

  •  Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 - prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$48,649,171	$2,959,708,946	$34,013,605	$3,042,371,722
Europe	25,499,898	2,503,625,316	-	2,529,125,214
Other Countries	343,769,925	456,706,710	-	800,476,635
Latin America	138,469,937	-	8,598,862	147,068,799
Total Equities	556,388,931	5,920,040,972	42,612,467	6,519,042,370
Total Short-Term Investments	374,315,334	-	-	374,315,334
Total Securities Lending Collateral	162,686,410	-	-	162,686,410
Total Investments	$1,093,390,675	$5,920,040,972	$42,612,467	$7,056,044,114

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$55,274,689	$55,274,689	$-

  Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL®

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At September 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$446,174,540	6.4
Industrial Materials & Specialty Chemicals	378,180,527	5.4
Other Industrial Services	346,980,371	5.0
Outsourcing Services	225,978,209	3.3
Electrical Components	186,067,929	2.7
Conglomerates	156,983,174	2.3
Construction	106,799,214	1.5
Waste Management	36,307,582	0.5
Water	33,441,285	0.5
Industrial Distribution	12,279,066	0.2
	1,929,191,897	27.8
> Consumer Goods & Services
Retail	501,503,138	7.2
Food & Beverage	223,149,553	3.2
Casinos & Gaming	164,140,992	2.4
Nondurables	153,135,966	2.2
Consumer Goods Distribution	109,611,368	1.6
Restaurants	103,545,886	1.5
Other Durable Goods	86,901,384	1.2
Travel	65,996,802	1.0
Leisure Products	63,769,356	0.9
Consumer Electronics	25,611,056	0.4
Apparel	21,806,590	0.3
Other Consumer Services	3,804,769	0.1
	1,522,976,860	22.0
> Information
Business Software	241,846,697	3.5
Financial Processors	137,923,624	2.0
Computer Hardware & Related Equipment	112,225,086	1.6
Mobile Communications	104,691,556	1.5
Semiconductors & Related Equipment	82,993,706	1.2
Internet Related	82,363,591	1.2
Entertainment Programming	80,955,057	1.2
Instrumentation	72,348,115	1.1
Satellite Broadcasting & Services	61,965,224	0.9
Advertising	56,818,167	0.8
Computer Services	49,037,367	0.7
Cable TV	43,685,438	0.6
Telephone & Data Services	37,712,844	0.5
TV Broadcasting	33,049,015	0.5
Business Information & Marketing Services	28,268,044	0.4
Telecommunications Equipment	19,745,372	0.3
Consumer Software	18,577,800	0.3
	1,264,206,703	18.3
	Value	Percentage of Net Assets
> Finance
Banks	$208,931,894	3.0
Insurance	174,915,997	2.5
Brokerage & Money Management	160,422,751	2.3
Finance Companies	28,295,321	0.4
Diversified Financial Companies	20,533,346	0.3
Financial Processors	18,059,803	0.3
	611,159,112	8.8
> Other Industries
Real Estate	325,291,663	4.7
Transportation	166,852,270	2.4
Regulated Utilities	42,042,174	0.6
Industrial Distribution	7,021,583	0.1
	541,207,690	7.8
> Health Care
Medical Equipment & Devices	155,919,007	2.3
Pharmaceuticals	125,870,738	1.8
Medical Supplies	61,008,030	0.9
Health Care Services	36,349,437	0.5
Hospital Management	21,912,356	0.3
	401,059,568	5.8
> Energy & Minerals
Oil & Gas Producers	88,822,204	1.3
Oil Refining, Marketing & Distribution	66,852,028	1.0
Mining	42,878,319	0.6
Oil Services	22,386,726	0.3
Non-Ferrous Metals	19,702,401	0.3
Agricultural Commodities	8,598,862	0.1
	249,240,540	3.6
Total Equities:	6,519,042,370	94.1
Short-Term Investments:	374,315,334	5.4
Securities Lending Collateral:	162,686,410	2.4
Total Investments:	7,056,044,114	101.9
Obligation to Return Collateral for Securities Loaned:	(162,686,410)	(2.4)
Cash and Other Assets Less Liabilities:	28,484,127	0.5
Net Assets:	$6,921,841,831	100.0

COLUMBIA ACORN USA®

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED)

	Number of Shares
	6/30/15	9/30/15
Purchases
Information
CalAmp	0	147,000
CoreLogic	0	187,951
Cvent	30,092	260,473
Globalstar	0	1,939,407
Littelfuse	0	51,365
Lumos Networks	304,372	548,849
Industrial Goods & Services
Donaldson	948,000	962,092
HEICO	725,500	736,284
Consumer Goods & Services
Arctic Cat	111,261	263,238
Blue Nile	87,000	214,366
Cato	0	138,361
Coupons.com	0	507,432
Fiesta Restaurant Group	130,773	243,683
Fossil	33,310	82,518
HRG Group	0	259,637
Mattress Firm	0	44,654
Vail Resorts	28,314	81,734
Finance
Associated Banc-Corp	881,038	894,134
Health Care
Celldex Therapeutics	260,148	342,159
VWR	229,638	329,051
	Number of Shares
	6/30/15	9/30/15
Sales
Information
Belden	73,282	0
Global Payments	77,000	56,832
IPG Photonics	383,000	261,583
Liquidity Services	294,000	0
Mettler-Toledo International	117,400	80,145
NetSuite	111,053	99,510
Solera Holdings	196,527	0
Industrial Goods & Services
Ametek	793,000	730,787
Graham	76,612	0
Kennametal	143,520	0
Lumber Liquidators	96,000	0
Moog	238,000	202,973
Consumer Goods & Services
Avis Budget Group	425,950	313,542
Caesarstone (Israel)	150,828	0
Pool	249,822	205,535
United Natural Foods	101,595	0
Zulily	252,955	0
Finance
CAI International	490,177	12,405
First Commonwealth	311,445	0
Hancock Holding	268,466	198,804
Marlin Business Services	334,361	0
McGrath Rentcorp	214,681	120,681
World Acceptance	108,257	61,834
Heath Care
Allscripts Healthcare Solutions	506,139	0
HealthSouth	144,897	91,233
Sarepta Therapeutics	429,694	241,227
Seattle Genetics	183,203	149,391
Ultragenyx Pharmaceutical	193,081	119,836
Other Industries
Extra Space Storage	587,914	539,820
Rush Enterprises, Class A	468,091	426,335
Energy & Minerals
Clayton Williams	66,620	41,603
Gulfport Energy	93,267	0
Hornbeck Offshore	133,239	0

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), SEPTEMBER 30, 2015

Number of Shares		Value
		Equities: 93.3%
Information 24.2%
	> Business Software 7.5%
233,418	Ansys (a)	$20,573,463
	Simulation Software for Engineers & Designers
249,334	SPS Commerce (a)	16,927,285
	Supply Chain Management Software Delivered via the Web
489,644	Textura (a)(b)	12,652,401
	Construction Vendor Management Software
200,293	DemandWare (a)	10,351,142
	E-Commerce Website Platform for Retailers & Apparel Manufacturers
260,473	Cvent (a)	8,767,521
	Software for Corporate Event Planners & Marketing Platform for Hotels
99,510	NetSuite (a)	8,348,889
	Enterprise Software Delivered via the Web
816,767	Amber Road (a)(b)	3,446,761
	Global Trade Management Software Delivered via the Web
316,000	inContact (a)	2,373,160
	Call Center Systems Delivered via the Web & Telco Services
		83,440,622
	> Computer Services 4.3%
562,849	ExlService Holdings (a)	20,786,014
	Business Process Outsourcing
234,943	Virtusa (a)	12,054,925
	Offshore IT Outsourcing
295,791	WNS - ADR (a)	8,267,358
	Offshore Business Process Outsourcing Services
432,000	Hackett Group	5,940,000
	IT Integration & Best Practice Research
219,420	RCM Technologies	1,081,741
	Technology & Engineering Services
		48,130,038
	> Instrumentation 3.8%
80,145	Mettler-Toledo International (a)	22,820,487
	Laboratory Equipment
261,583	IPG Photonics (a)	19,872,461
	Fiber Lasers
		42,692,948
	> Semiconductors & Related Equipment 1.5%
140,289	Monolithic Power Systems	7,182,797
	High Performance Analog & Mixed Signal Integrated Circuits
51,365	Littelfuse	4,681,920
	Little Fuses
253,535	Atmel	2,046,027
	Microcontrollers, Radio Frequency & Memory Semiconductors
96,813	Knowles (a)(b)	1,784,264
	Microphones & Speakers for Mobile Devices & other Electronics
Number of Shares		Value
499,644	Rubicon Technology (a)(b)	$514,633
	Producer of Sapphire for the Lighting, Electronics & Automotive Industries
		16,209,641
	> Financial Processors 1.2%
187,951	CoreLogic (a)	6,997,416
	Data Processing Services for Real Estate, Insurance, & Mortgages
56,832	Global Payments	6,520,335
	Credit Card Processor
		13,517,751
	> Business Information & Marketing Services 1.2%
730,182	Bankrate (a)	7,557,384
	Internet Advertising for the Insurance, Credit Card & Banking Markets
372,190	Navigant Consulting (a)	5,921,543
	Financial Consulting Firm
		13,478,927
	> Telephone & Data Services 1.1%
548,849	Lumos Networks	6,674,004
	Telephone & Fiber Optic Data Services
630,231	Boingo Wireless (a)	5,218,313
	Wi-Fi & Cellular Communications Networks
		11,892,317
	> Telecommunications Equipment 1.0%
451,293	Infinera (a)	8,827,291
	Optical Networking Equipment
147,000	CalAmp (a)	2,365,230
	Machine-to-machine Communications
		11,192,521
	> Mobile Communications 0.8%
407,454	Gogo (a)(b)	6,225,897
	Provider of Wi-Fi on Airplanes
1,939,407	Globalstar (a)	3,044,869
	Satellite Mobile Voice & Data Carrier
		9,270,766
	> Contract Manufacturing 0.7%
356,018	Sanmina (a)	7,608,105
	Electronic Manufacturing Services
	> Internet Related 0.6%
838,357	Vonage (a)	4,929,539
	Business & Consumer Internet Telephony
253,276	RetailMeNot (a)	2,086,994
	Digital Coupon Marketplace
		7,016,533
	> Computer Hardware & Related Equipment 0.5%
114,936	Rogers (a)	6,112,296
	Printed Circuit Materials & High Performance Foams
Information: Total		270,562,465
Industrial Goods & Services 21.2%
	> Machinery 18.1%
730,787	Ametek	38,234,776
	Aerospace/Industrial Instruments

COLUMBIA ACORN USASM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Machinery—continued
736,284	HEICO	$33,434,656
	FAA-approved Aircraft Replacement Parts
522,655	Nordson	32,895,906
	Dispensing Systems for Adhesives & Coatings
962,092	Donaldson	27,015,543
	Industrial Air Filtration
225,300	Toro	15,892,662
	Turf Maintenance Equipment
202,973	Moog (a)	10,974,750
	Motion Control Products for Aerospace, Defense & Industrial Markets
282,269	ESCO Technologies	10,133,457
	Industrial Filtration & Advanced Measurement Equipment
184,785	Dorman Products (a)(b)	9,403,709
	Aftermarket Auto Parts Distributor
303,618	Generac (a)(b)	9,135,866
	Standby Power Generators
81,131	Middleby (a)	8,534,170
	Manufacturer of Cooking Equipment
169,023	Oshkosh Corporation	6,140,605
	Specialty Truck Manufacturer
		201,796,100
	> Industrial Materials & Specialty Chemicals 1.9%
395,515	Drew Industries	21,599,074
	RV & Manufactured Home Components
	> Electrical Components 0.4%
238,597	Thermon (a)	4,903,168
	Global Engineered Thermal Solutions
	> Construction 0.4%
395,515	PGT (a)	4,856,924
	Wind Resistant Windows & Doors
	> Industrial Distribution 0.4%
91,337	WESCO International (a)	4,244,431
	Industrial Distributor
Industrial Goods & Services: Total		237,399,697
Consumer Goods & Services 16.6%
	> Travel 3.7%
313,542	Avis Budget Group (a)	13,695,515
	Car Rental Company
513,832	Hertz (a)	8,596,409
	U.S. Rental Car Operator
81,734	Vail Resorts	8,555,915
	Ski Resort Operator & Developer
250,155	HomeAway (a)	6,639,114
	Vacation Rental Online Marketplace
72,365	Choice Hotels	3,448,192
	Franchisor of Budget Hotel Brands
		40,935,145
	> Retail 3.4%
502,188	The Fresh Market (a)(b)	11,344,427
	Specialty Food Retailer
Number of Shares		Value
87,523	Casey's General Stores	$9,007,867
	Owner/Operator of Convenience Stores
214,366	Blue Nile (a)	7,189,836
	Online Jewelry Retailer
138,361	Cato	4,708,425
	Women's Apparel Retailing, Focusing on Private Labels & Low Prices
82,518	Fossil (a)	4,611,106
	Watch Designer & Retailer
193,577	Gaiam (a)	1,190,498
	Promoter of Healthy Living through Catalogs, E-Commerce & Gaiam TV
		38,052,159
	> Other Durable Goods 2.5%
190,794	Cavco Industries (a)	12,991,163
	Manufactured Homes
383,048	Select Comfort (a)	8,381,090
	Specialty Mattresses
405,415	Gentex	6,283,933
	Manufacturer of Auto Parts
		27,656,186
	> Restaurants 1.8%
243,683	Fiesta Restaurant Group (a)	11,055,897
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
140,289	Papa John's International	9,606,991
	Franchisor of Pizza Restaurants
		20,662,888
	> Other Consumer Services 1.5%
303,397	Blackhawk Network (a)	12,860,999
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
507,432	Coupons.com (a)(b)	4,566,888
	Allows CPGs to Digitally Distribute Coupons, Advertising, & Trade Promotion
		17,427,887
	> Consumer Goods Distribution 1.5%
205,535	Pool	14,860,181
	Swimming Pool Supplies & Equipment Distributor
131,839	The Chefs' Warehouse (a)	1,866,840
	Distributor of Specialty Foods to Fine Dining Restaurants
		16,727,021
	> Leisure Products 1.0%
263,238	Arctic Cat	5,838,619
	Manufacturer of ATVs & Snowmobiles
369,171	Performance Sports Group (a)	4,954,275
	Sporting Goods Manufacturer
		10,792,894
	> Furniture & Textiles 0.9%
388,754	Knoll	8,544,813
	Office Furniture
44,654	Mattress Firm (a)(b)	1,864,751
	Mattress Retailer
		10,409,564

Number of Shares		Value
	> Nondurables 0.3%
259,637	HRG Group (a)	$3,045,542
	Holding Company
Consumer Goods & Services: Total		185,709,286
Finance 13.0%
	> Banks 8.3%
427,629	Lakeland Financial	19,307,449
	Indiana Bank
537,495	MB Financial	17,543,837
	Chicago Bank
894,134	Associated Banc-Corp	16,067,588
	Midwest Bank
133,528	SVB Financial Group (a)	15,427,825
	Bank to Venture Capitalists
375,345	First Busey	7,458,105
	Illinois Bank
198,804	Hancock Holding	5,377,648
	Gulf Coast Bank
165,403	Sandy Spring Bancorp	4,330,251
	Baltimore & Washington, D.C. Bank
695,000	TrustCo Bank	4,058,800
	New York State Bank
168,031	Guaranty Bancorp	2,767,471
	Colorado Bank
		92,338,974
	> Brokerage & Money Management 1.5%
348,189	SEI Investments	16,793,155
	Mutual Fund Administration & Investment Management
	> Insurance 1.2%
504,566	Patriot National (a)	7,987,280
	Underwriting, Claims Administration & Case Management Outsourcing for Workers Comp Insurers
136,909	Allied World Assurance Company Holdings	5,225,816
	Commercial Lines Insurance/Reinsurance
		13,213,096
	> Savings & Loans 1.2%
428,644	LegacyTexas	13,065,069
	Texas Thrift
	> Diversified Financial Companies 0.4%
247,619	Leucadia National	5,016,761
	Holding Company
	> Finance Companies 0.4%
120,681	McGrath Rentcorp	3,220,976
	Mini-rental Conglomerate
61,834	World Acceptance (a)(b)	1,659,625
	Personal Loans
12,405	CAI International (a)	125,042
	International Container Leasing
		5,005,643
Finance: Total		145,432,698
Number of Shares		Value
Health Care 10.2%
	> Medical Supplies 3.6%
456,364	Cepheid (a)	$20,627,653
	Molecular Diagnostics
115,781	Bio-Techne	10,705,111
	Maker of Consumables & Systems for the Life Science Market
329,051	VWR (a)	8,453,320
	Distributor of Lab Supplies
		39,786,084
	> Biotechnology & Drug Delivery 3.0%
119,836	Ultragenyx Pharmaceutical (a)	11,541,405
	Biotech Focused on "Ultra-Orphan" Drugs
241,227	Sarepta Therapeutics (a)(b)	7,745,799
	Biotech Focused on Rare Diseases
149,391	Seattle Genetics (a)	5,760,517
	Antibody-based Therapies for Cancer
342,159	Celldex Therapeutics (a)(b)	3,606,356
	Biotech Developing Drugs for Cancer
40,566	Agios Pharmaceuticals (a)(b)	2,863,554
	Biotech Focused on Cancer & Orphan Diseases
12,843	Intercept Pharmaceuticals (a)	2,130,140
	Biotech Developing Drugs for Several Diseases
		33,647,771
	> Health Care Services 1.4%
186,619	Medidata Solutions (a)	7,858,526
	Cloud-based Software for Drug Studies
118,317	Envision Healthcare Holdings (a)	4,352,883
	Provider of Health Care Outsourcing Services
91,233	HealthSouth	3,500,610
	Inpatient Rehabilitation Facilities & Home Health Care
		15,712,019
	> Medical Equipment & Devices 1.3%
64,229	Sirona Dental Systems (a)	5,995,135
	Manufacturer of Dental Equipment
262,701	Wright Medical Group (a)	5,521,975
	Foot & Ankle Replacement
79,119	Abaxis (b)	3,480,445
	Instruments & Tests for Vet & Medical Markets
		14,997,555
	> Pharmaceuticals 0.9%
363,878	Akorn (a)	10,372,342
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
Health Care: Total		114,515,771
Other Industries 6.3%
	> Real Estate 4.4%
539,820	Extra Space Storage	41,652,511
	Self Storage Facilities
232,070	EdR	7,646,707
	Student Housing
		49,299,218

COLUMBIA ACORN USASM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Transportation 1.9%
426,335	Rush Enterprises, Class A (a)	$10,317,307
106,560	Rush Enterprises, Class B (a)	2,483,914
	Truck Sales & Service
422,559	Heartland Express	8,425,826
	Regional Trucker
		21,227,047
Other Industries: Total		70,526,265
Energy & Minerals 1.8%
	> Oil & Gas Producers 1.3%
99,398	PDC Energy (a)	5,269,088
	Oil & Gas Producer in the United States
140,289	Carrizo Oil & Gas (a)	4,284,426
	Oil & Gas Producer
103,105	SM Energy	3,303,484
	Oil & Gas Producer
41,603	Clayton Williams (a)	1,614,613
	Oil & Gas Producer
		14,471,611
	> Mining 0.5%
50,707	Core Labs (Netherlands) (b)	5,060,558
	Oil & Gas Reservoir Consulting
Energy & Minerals: Total		19,532,169
Total Equities: 93.3% (Cost: $669,727,578)		1,043,678,351	(c)
Number of Shares		Value
Short-Term Investments 8.5%
94,766,116	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	$94,766,116
Total Short-Term Investments: 8.5% (Cost: $94,766,116)		94,766,116
Securities Lending Collateral 3.2%
35,653,438	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (d)	35,653,438
Total Securities Lending Collateral: 3.2% (Cost: $35,653,438)		35,653,438
Total Investments: 105.0% (Cost: $800,147,132)(e)		1,174,097,905 (f)
Obligation to Return Collateral for Securities Loaned: (3.2)%		(35,653,438)
Cash and Other Assets Less Liabilities: (1.8)%		(20,159,484)
Net Assets: 100.0%		$1,118,284,983

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $35,262,900.

(c)  On September 30, 2015, the market value of foreign securities represented 0.45% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$5,060,558	0.45

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At September 30, 2015, for federal income tax purposes, the cost of investments was approximately $800,147,132 and net unrealized appreciation was $373,950,773 consisting of gross unrealized appreciation of $429,389,779 and gross unrealized depreciation of $55,439,006.

(f)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

> Notes to Statement of Investments

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$270,562,465	$-	$-	$270,562,465
Industrial Goods & Services	237,399,697	-	-	237,399,697
Consumer Goods & Services	185,709,286	-	-	185,709,286
Finance	145,432,698	-	-	145,432,698
Health Care	114,515,771	-	-	114,515,771
Other Industries	70,526,265	-	-	70,526,265
Energy & Minerals	19,532,169	-	-	19,532,169
Total Equities	1,043,678,351	-	-	1,043,678,351
Total Short-Term Investments	94,766,116	-	-	94,766,116
Total Securities Lending Collateral	35,653,438	-	-	35,653,438
Total Investments	$1,174,097,905	$-	$-	$1,174,097,905

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN INTERNATIONAL SELECTSM

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED)

	Number of Shares
	6/30/15	9/30/15
Purchases
Europe
> United Kingdom
Compass Group PLC	0	122,000
Next	0	18,000
Smith & Nephew	130,000	200,000
> France
Essilor International	0	16,000
> Spain
Distribuidora Internacional de Alimentación	655,000	919,000
> Sweden
Hennes & Mauritz	0	50,000
> Denmark
Novozymes	71,500	109,500
Asia
> Japan
Sony Financial Holdings	0	208,000
> Korea
Samsung Fire & Marine Preferred	0	7,354
> China
China Everbright International	0	1,327,000
NetEase.com - ADR	0	17,000
Other Countries
> Australia
IAG	514,000	525,000
	Number of Shares
	6/30/15	9/30/15
Sales
Europe
> United Kingdom
Aggreko	100,000	0
Babcock International	162,000	129,000
Jardine Lloyd Thompson Group	147,000	132,000
Asia
> Japan
Park24	128,000	0
Recruit Holdings	262,000	234,000
Rinnai	30,700	0
> Singapore
CapitaLand Mall Trust	5,824,000	4,264,000
Singapore Exchange	1,564,000	897,000
> Korea
CJ Corp	26,294	11,994
KT&G	66,800	31,200
Samsung Fire and Marine	23,200	8,500
Other Countries
> South Africa
Coronation Fund Managers	663,000	618,552
> Canada
Goldcorp	258,000	0
> Australia
Amcor	320,000	204,000
Challenger Financial	670,000	0
Latin America
> Brazil
Beadell Resources	12,057,582	0
> Guatemala
Tahoe Resources	588,000	0

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), SEPTEMBER 30, 2015

Number of Shares		Value
		Equities: 97.7%
Europe 43.5%
	> United Kingdom 10.5%
232,000	WH Smith	$5,488,981
	Newsprint, Books & General Stationery Retailer
200,000	Smith & Nephew	3,488,400
	Medical Equipment & Supplies
32,000	Whitbread	2,259,685
	UK Hotelier & Coffee Shop
18,000	Next	2,072,164
	Clothes & Home Retailer in the UK
132,000	Jardine Lloyd Thompson Group	2,034,769
	International Business Insurance Broker
122,000	Compass Group PLC	1,943,369
	Catering & Support Services
129,000	Babcock International	1,780,695
	Public Sector Outsourcer
		19,068,063
	> Germany 9.0%
976,500	Telefonica Deutschland	5,958,719
	Mobile & Fixed-line Communications in Germany
62,300	MTU Aero Engines	5,206,431
	Airplane Engine Components & Services
107,400	Wirecard (a)	5,124,972
	Online Payment Processing & Risk Management
		16,290,122
	> Switzerland 5.1%
21,040	Partners Group	7,129,551
	Private Markets Asset Management
6,600	Geberit	2,016,027
	Plumbing Systems
		9,145,578
	> France 5.0%
146,000	Eutelsat	4,470,045
	Fixed Satellite Services
111,000	Vivendi	2,620,783
	Global Media Conglomerate
16,000	Essilor International	1,946,957
	Eyeglass Lenses
		9,037,785
	> Spain 4.4%
919,000	Distribuidora Internacional de Alimentación	5,548,288
	Discount Retailer in Spain & Latin America
39,000	Viscofan	2,348,014
	Sausage Casings Maker
		7,896,302
	> Sweden 4.1%
120,000	Swedish Match	3,622,961
	Swedish Snus
62,900	Hexagon	1,918,574
	Design, Measurement & Visualization Software & Equipment
50,000	Hennes & Mauritz	1,826,176
	Discount Fashion Retailer
		7,367,711
Number of Shares		Value
	> Denmark 2.6%
109,500	Novozymes	$4,770,388
	Industrial Enzymes
	> Norway 1.8%
453,000	Orkla	3,357,644
	Food & Brands, Aluminum, Chemicals Conglomerate
	> Netherlands 1.0%
44,000	Vopak	1,754,474
	Operator of Petroleum & Chemical Storage Terminals
Europe: Total		78,688,067
Asia 39.4%
	> Japan 23.9%
395,000	KDDI	8,841,326
	Mobile & Fixed Line Communication Service Provider in Japan
120,000	Secom	7,216,867
	Security Services
234,000	Recruit Holdings	7,016,328
	Recruitment & Media Services
160,000	Japan Tobacco	4,963,231
	Cigarettes
190,600	NGK Spark Plug	4,375,380
	Automobile Parts
208,000	Sony Financial Holdings	3,413,890
	Life Insurance, Assurance & Internet Banking
1,530	Nippon Prologis REIT	2,776,165
	Logistics REIT in Japan
1,300	Japan Retail Fund	2,515,318
	Retail REIT in Japan
133,000	Aeon Mall	2,043,057
	Suburban Shopping Mall Developer, Owner & Operator
		43,161,562
	> Singapore 5.6%
4,264,000	CapitaLand Mall Trust	5,701,693
	Singapore Commercial Property Real Estate Investment Trust
897,000	Singapore Exchange	4,437,391
	Singapore Equity & Derivatives Market Operator
		10,139,084
	> Korea 4.8%
31,200	KT&G	2,934,953
	Tobacco & Ginseng Products
11,994	CJ Corp	2,678,226
	Holding Company of Korean Consumer Conglomerate
8,500	Samsung Fire and Marine	2,007,208
7,354	Samsung Fire & Marine Preferred	1,036,063
	Non-life Insurance
		8,656,450

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> China 2.1%
17,000	NetEase.com - ADR	$2,042,040
	Chinese Online Gaming Services
1,327,000	China Everbright International	1,864,197
	Municipal Waste Operator
		3,906,237
	> Hong Kong 1.6%
123,726	Hong Kong Exchanges and Clearing	2,838,398
	Hong Kong Equity & Derivatives Market Operator
	> Taiwan 1.4%
32,000	Largan Precision	2,497,438
	Mobile Device Camera Lenses & Modules
Asia: Total		71,199,169
Other Countries 14.1%
	> South Africa 5.8%
61,000	Naspers	7,617,726
	Media in Africa, China, Russia & other Emerging Markets
618,552	Coronation Fund Managers	2,914,115
	South African Fund Manager
		10,531,841
	> Canada 5.3%
49,271	CCL Industries	6,916,400
	Global Label Converter
85,000	Vermilion Energy (a)	2,736,943
	Canadian Exploration & Production Company
		9,653,343
	> Australia 2.1%
204,000	Amcor	1,897,171
	Global Leader in Flexible & Rigid Packaging
525,000	IAG	1,795,041
	General Insurance Provider
		3,692,212
	> United States 0.9%
27,000	Anadarko Petroleum	1,630,530
	Worldwide Production of Oil & Gas
Other Countries: Total		25,507,926
Number of Shares		Value
Latin America 0.7%
	> Uruguay 0.7%
191,666	Union Agriculture Group (b)(c)(d)	$1,261,162
	Farmland Operator in Uruguay
Latin America: Total		1,261,162
Total Equities: 97.7% (Cost: $160,786,851)		176,656,324	(e)
Short-Term Investments 2.3%
4,096,481	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	4,096,481
Total Short-Term Investments: 2.3% (Cost: $4,096,481)		4,096,481
Securities Lending Collateral 3.3%
6,046,604	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	6,046,604
Total Securities Lending Collateral: 3.3% (Cost: $6,046,604)		6,046,604
Total Investments: 103.3% (Cost: $170,929,936)(g)		186,799,409	(h)
Obligation to Return Collateral for Securities Loaned: (3.3)%		(6,046,604)
Cash and Other Assets Less Liabilities: —%		39,100
Net Assets: 100.0%		$180,791,905

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $5,882,988.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2015, the market value of this security amounted to $1,261,162, which represented 0.70% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200,000	$1,261,162

(c)  Non-income producing security.

> Notes to Statement of Investments

(d)  Illiquid security.

(e)  On September 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$43,161,562	23.9
Euro	34,978,683	19.4
British Pound	19,068,063	10.5
South African Rand	10,531,841	5.8
Singapore Dollar	10,139,084	5.6
Canadian Dollar	9,653,343	5.3
Swiss Franc	9,145,578	5.1
Other currencies less than 5% of total net assets	39,978,170	22.1
Total Equities	$176,656,324	97.7

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At September 30, 2015, for federal income tax purposes, the cost of investments was approximately $170,929,936 and net unrealized appreciation was $15,869,473 consisting of gross unrealized appreciation of $28,062,280 and gross unrealized depreciation of $12,192,807.

(h)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2015.

  At September 30, 2015, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	95,175,500	$7,000,000	10/15/15	$148,080

  The counterparty for all forward foreign currency exchange contracts is Morgan Stanley.

USD - U.S. Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$-	$78,688,067	$-	$78,688,067
Asia	2,042,040	69,157,129	-	71,199,169
Other Countries	11,283,873	14,224,053	-	25,507,926
Latin America	-	-	1,261,162	1,261,162
Total Equities	13,325,913	162,069,249	1,261,162	176,656,324
Total Short-Term Investments	4,096,481	-	-	4,096,481
Total Securities Lending Collateral	6,046,604	-	-	6,046,604
Total Investments	$23,468,998	$162,069,249	$1,261,162	$186,799,409
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	-	148,080	-	148,080
Total	$23,468,998	$162,217,329	$1,261,162	$186,947,489

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN INTERNATIONAL SELECTSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At September 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Financial Processors	$12,400,761	6.8
Internet Related	9,659,766	5.3
Mobile Communications	8,841,326	4.9
Advertising	7,016,328	3.9
Telephone & Data Services	5,958,719	3.3
Satellite Broadcasting & Services	4,470,045	2.5
Telecommunications Equipment	2,497,438	1.4
Business Software	1,918,574	1.1
	52,762,957	29.2
> Consumer Goods & Services
Retail	14,935,609	8.3
Nondurables	14,814,584	8.2
Food & Beverage	5,970,975	3.3
Other Durable Goods	4,375,380	2.4
Restaurants	4,203,054	2.3
Other Consumer Services	2,620,783	1.5
	46,920,385	26.0
> Industrial Goods & Services
Other Industrial Services	12,423,298	6.9
Industrial Materials & Specialty Chemicals	6,667,559	3.7
Conglomerates	6,035,870	3.3
Construction	2,016,027	1.1
Waste Management	1,864,197	1.0
Outsourcing Services	1,780,695	1.0
	30,787,646	17.0
> Finance
Insurance	10,286,971	5.7
Brokerage & Money Management	10,043,666	5.5
	20,330,637	11.2
> Other Industries
Real Estate	13,036,233	7.2
	13,036,233	7.2
> Energy & Minerals
Oil & Gas Producers	4,367,473	2.4
Oil Refining, Marketing & Distribution	1,754,474	1.0
Agricultural Commodities	1,261,162	0.7
	7,383,109	4.1
	Value	Percentage of Net Assets
> Health Care
Medical Equipment & Devices	$5,435,357	3.0
	5,435,357	3.0
Total Equities:	176,656,324	97.7
Short-Term Investments:	4,096,481	2.3
Securities Lending Collateral:	6,046,604	3.3
Total Investments:	186,799,409	103.3
Obligation to Return Collateral for Securities Loaned:	(6,046,604)	(3.3)
Cash and Other Assets Less Liabilities:	39,100	0.0
Net Assets:	$180,791,905	100.0

COLUMBIA ACORN SELECTSM

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED)

	Number of Shares
	6/30/15	9/30/15
Purchases
Industrial Goods & Services
Expeditors International of Washington	269,000	291,687
Nordson	230,000	267,230
Information
Bankrate	871,000	1,080,494
Consumer Goods & Services
Fossil	174,000	185,236
Polaris Industries	0	75,650
Health Care
Align Technology	0	186,643
Other Industries
EdR	256,000	328,749
Energy & Minerals
Core Labs (Netherlands)	60,000	79,999
	Number of Shares
	6/30/15	9/30/15
Sales
Industrial Goods & Services
Airgas	165,000	151,705
Ametek	703,000	578,711
Donaldson	850,000	776,657
LKQ	996,000	794,620
Quanta Services	374,000	312,342
Information
Vonage	1,635,000	1,548,771
Amphenol	287,000	266,095
Ansys	149,000	130,558
F5 Networks	125,000	108,347
Solera Holdings	350,000	0
Trimble Navigation	459,000	0
WNS - ADR	455,000	319,876
Consumer Goods & Services
Gentex	1,035,000	899,664
The Fresh Market	669,000	630,647
United Natural Foods	134,000	0
Vail Resorts	175,000	158,306
Finance
Associated Banc-Corp	915,000	689,605
Eaton Vance	348,000	317,937
SEI Investments	562,000	350,151
Heath Care
Cepheid	243,000	209,466
Henry Schein	31,000	0
Ultragenyx Pharmaceutical	80,000	28,686
VWR	376,300	283,603
Other Industries
Post Properties	176,000	104,814
Energy & Minerals
Gulfport Energy	134,000	0

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), SEPTEMBER 30, 2015

Number of Shares		Value
		Equities: 98.5%
Industrial Goods & Services 31.2%
	> Machinery 16.8%
578,711	Ametek	$30,278,159
	Aerospace/Industrial Instruments
776,657	Donaldson	21,808,529
	Industrial Air Filtration
267,230	Nordson	16,819,456
	Dispensing Systems for Adhesives & Coatings
328,030	Generac (a)(b)	9,870,423
	Standby Power Generators
		78,776,567
	> Other Industrial Services 9.9%
794,620	LKQ (a)	22,535,423
	Alternative Auto Parts Distribution
291,687	Expeditors International of Washington	13,723,874
	International Freight Forwarder
193,695	Robert Half International	9,909,436
	Temporary & Permanent Staffing in Finance, Accounting & other Professions
		46,168,733
	> Industrial Distribution 2.9%
151,705	Airgas	13,551,807
	Industrial Gas Distributor
	> Outsourcing Services 1.6%
312,342	Quanta Services (a)	7,561,800
	Electrical Transmission & Pipeline Contracting Services
Industrial Goods & Services: Total		146,058,907
Information 22.8%
	> Business Software 5.1%
70,657	Ultimate Software (a)	12,648,310
	Human Capital Management Systems
130,558	Ansys (a)	11,507,382
	Simulation Software for Engineers & Designers
		24,155,692
	> Computer Hardware & Related Equipment 2.9%
266,095	Amphenol	13,560,201
	Electronic Connectors
	> Mobile Communications 2.7%
161,161	Crown Castle International	12,710,768
	Communications Towers
	> Telecommunications Equipment 2.7%
108,347	F5 Networks (a)	12,546,583
	Internet Traffic Management Equipment
	> Business Information & Marketing Services 2.4%
1,080,494	Bankrate (a)	11,183,113
	Internet Advertising for the Insurance, Credit Card & Banking Markets
Number of Shares		Value
	> Instrumentation 2.4%
38,799	Mettler-Toledo International (a)	$11,047,627
	Laboratory Equipment
	> Internet Related 1.9%
1,548,771	Vonage (a)	9,106,773
	Business & Consumer Internet Telephony
	> Computer Services 1.9%
319,876	WNS - ADR (a)	8,940,534
	Offshore Business Process Outsourcing Services
	> Semiconductors & Related Equipment 0.8%
467,000	Atmel	3,768,690
	Microcontrollers, Radio Frequency & Memory Semiconductors
Information: Total		107,019,981
Consumer Goods & Services 16.1%
	> Retail 5.3%
630,647	The Fresh Market (a)(b)	14,246,316
	Specialty Food Retailer
185,236	Fossil (a)	10,350,987
	Watch Designer & Retailer
		24,597,303
	> Travel 3.5%
158,306	Vail Resorts	16,571,472
	Ski Resort Operator & Developer
	> Other Durable Goods 3.0%
899,664	Gentex	13,944,792
	Manufacturer of Auto Parts
	> Other Consumer Services 2.3%
252,795	Blackhawk Network (a)	10,715,980
	Third-party Distributor of Prepaid Content, Mostly Gift Cards
	> Leisure Products 1.9%
75,650	Polaris Industries	9,068,166
	Leisure Vehicles & Related Products
	> Food & Beverage 0.1%
2,539,770	GLG Life Tech (Canada) (a)(b)(c)	551,917
	Producer of an All-natural Sweetener Extracted from the Stevia Plant
Consumer Goods & Services: Total		75,449,630
Finance 11.5%
	> Brokerage & Money Management 5.9%
350,151	SEI Investments	16,887,783
	Mutual Fund Administration & Investment Management
317,937	Eaton Vance	10,625,454
	Specialty Mutual Funds
		27,513,237
	> Insurance 3.0%
737,866	CNO Financial Group	13,879,260
	Life, Long-term Care & Medical Supplement Insurance

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Banks 2.6%
689,605	Associated Banc-Corp	$12,392,202
	Midwest Bank
Finance: Total		53,784,699
Health Care 6.4%
	> Medical Supplies 3.6%
209,466	Cepheid (a)	9,467,863
	Molecular Diagnostics
283,603	VWR (a)	7,285,761
	Distributor of Lab Supplies
		16,753,624
	> Medical Equipment & Devices 2.2%
186,643	Align Technology (a)	10,593,857
	Invisalign System to Correct Malocclusion (Crooked Teeth)
	> Biotechnology & Drug Delivery 0.6%
28,686	Ultragenyx Pharmaceutical (a)	2,762,749
	Biotech Focused on "Ultra-Orphan" Drugs
Health Care: Total		30,110,230
Other Industries 5.5%
	> Real Estate 5.5%
328,749	EdR	10,832,280
	Student Housing
115,626	Extra Space Storage	8,921,702
	Self Storage Facilities
104,814	Post Properties	6,109,608
	Multifamily Properties
		25,863,590
Other Industries: Total		25,863,590
Energy & Minerals 5.0%
	> Agricultural Commodities 2.5%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	11,465,150
	Farmland Operator in Uruguay
	> Mining 1.7%
79,999	Core Labs (Netherlands) (b)	7,983,900
	Oil & Gas Reservoir Consulting
Number of Shares		Value
	> Oil & Gas Producers 0.8%
108,492	Carrizo Oil & Gas (a)	$3,313,346
	Oil & Gas Producer
22,500,000	Canadian Overseas Petroleum (Canada) (a)(e)	640,689
	Oil & Gas Exploration Offshore West Africa
		3,954,035
Energy & Minerals: Total		23,403,085
Total Equities: 98.5% (Cost: $392,586,822)		461,690,122	(f)
Short-Term Investments 2.4%
11,047,991	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	11,047,991
Total Short-Term Investments: 2.4% (Cost: $11,047,991)		11,047,991
Securities Lending Collateral 4.8%
22,305,179	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (g)	22,305,179
Total Securities Lending Collateral: 4.8% (Cost: $22,305,179)		22,305,179
Total Investments: 105.7% (Cost: $425,939,992)(h)		495,043,292	(i)
Obligation to Return Collateral for Securities Loaned: (4.8)%		(22,305,179)
Cash and Other Assets Less Liabilities: (0.9)%		(4,223,713)
Net Assets: 100.0%		$468,514,400

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $22,308,347.

(c)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/15	Value	Dividend
Canadian Overseas Petroleum (1)	22,500,000	-	-	22,500,000	$640,689	$-
GLG Life Tech	1,500,000	1,224,770	185,000	2,539,770	551,917	-
Petrodorado Energy (1)	3,370,000	-	3,370,000	-	-	-
Total of Affiliated Transactions	27,370,000	1,224,770	3,555,000	25,039,770	$1,192,606	$-

(1) At September 30, 2015, the Fund owned less than five percent of the company's outstanding voting shares.

> Notes to Statement of Investments

  The aggregate cost and value of these companies at September 30, 2015, was $8,092,624 and $551,917, respectively. Investments in affiliated companies represented 0.12% of the Fund's total net assets at September 30, 2015.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At September 30, 2015, the market value of these securities amounted to $12,105,839, which represented 2.58% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$11,465,150
Canadian Overseas Petroleum	11/24/10	22,500,000	9,596,330	640,689
			$29,596,330	$12,105,839

(f)  On September 30, 2015, the market value of foreign securities represented 4.41% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Uruguay	$11,465,150	2.45
Netherlands	7,983,900	1.70
Canada	1,192,606	0.26
Total Foreign Portfolio	$20,641,656	4.41

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At September 30, 2015, for federal income tax purposes, the cost of investments was approximately $425,939,992 and net unrealized appreciation was $69,103,300 consisting of gross unrealized appreciation of $118,722,070 and gross unrealized depreciation of $49,618,770.

(i)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of September 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Industrial Goods & Services	$146,058,907	$-	$-	$146,058,907
Information	107,019,981	-	-	107,019,981
Consumer Goods & Services	75,449,630	-	-	75,449,630
Finance	53,784,699	-	-	53,784,699
Health Care	30,110,230	-	-	30,110,230
Other Industries	25,863,590	-	-	25,863,590
Energy & Minerals	11,297,246	640,689	11,465,150	23,403,085
Total Equities	449,584,283	640,689	11,465,150	461,690,122
Total Short-Term Investments	11,047,991	-	-	11,047,991
Total Securities Lending Collateral	22,305,179	-	-	22,305,179
Total Investments	$482,937,453	$640,689	$11,465,150	$495,043,292

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ended September 30, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015
Equities
Energy & Minerals	$15,908,331	$-	$(4,443,181)	$-	$-	$-	$-	$11,465,150

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $4,443,181.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at September 30, 2015	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities Energy & Minerals	$11,465,150	Market Comparable Companies	Discount for Lack of Marketability	7	%—23%

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), SEPTEMBER 30, 2015

Number of Shares		Value
	> Affiliated Bond Funds 65.1%
29,230,037	Columbia Short Term Bond Fund, Class I Shares (a)	$290,546,564
15,942,467	Columbia Intermediate Bond Fund, Class I Shares (a)	146,032,995
26,433,185	Columbia U.S. Government Mortgage Fund, Class I Shares (a)	145,118,188
14,953,512	Columbia Income Opportunities Fund, Class I Shares (a)	141,609,757
Total Affiliated Bond Funds: (Cost: $724,707,807)		723,307,504
	> Affiliated Stock Funds 34.5%
1,970,586	Columbia Acorn International, Class I Shares (a)	77,266,688
4,405,453	Columbia Dividend Income Fund, Class I Shares (a)	76,742,995
3,691,070	Columbia Contrarian Core Fund, Class I Shares (a)	76,405,144
2,296,396	Columbia Select Large Cap Growth Fund, Class I Shares (a)(b)	38,464,627
1,905,751	Columbia Acorn Select, Class I Shares (a)(b)	38,153,146
Number of Shares		Value
1,918,512	Columbia Large Cap Enhanced Core Fund, Class I Shares (a)	$38,120,840
1,295,195	Columbia Acorn Fund, Class I Shares (a)(b)	38,013,960
Total Affiliated Stock Funds: (Cost: $374,647,050)		383,167,400
	> Short-Term Investments 0.4%
4,370,209	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.01%)	4,370,209
Total Short-Term Investments: (Cost: $4,370,209)		4,370,209
Total Investments: 100.0% (Cost: $1,103,725,066)(c)		1,110,845,113	(d)
Cash and Other Assets Less Liabilities: —%		457,595
Net Assets: 100.0%		$1,111,302,708

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended September 30, 2015, are as follows:

Security	Balance of Shares Held 12/31/14	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 9/30/15	Value	Dividend
Columbia Short Term Bond Fund, Class I Shares	42,849,246	5,207,106	18,826,315	29,230,037	$290,546,564	$3,054,592
Columbia Intermediate Bond Fund, Class I Shares	28,994,280	3,263,471	16,315,284	15,942,467	146,032,995	4,044,445
Columbia U.S. Government Mortgage Fund, Class I Shares	28,883,507	9,759,570	12,209,892	26,433,185	145,118,188	3,883,346
Columbia Income Opportunities Fund, Class I Shares	21,780,174	2,989,721	9,816,383	14,953,512	141,609,757	7,098,020
Columbia Acorn International, Class I Shares	898,450	1,734,602	662,466	1,970,586	77,266,688	-
Columbia Dividend Income Fund, Class I Shares	1,962,468	4,083,835	1,640,850	4,405,453	76,742,995	1,054,854
Columbia Contrarian Core Fund, Class I Shares	1,291,662	3,692,054	1,292,646	3,691,070	76,405,144	-
Columbia Select Large Cap Growth Fund, Class I Shares	1,023,561	2,226,817	953,982	2,296,396	38,464,627	-
Columbia Acorn Select, Class I Shares	836,113	1,807,777	738,139	1,905,751	38,153,146	-
Columbia Large Cap Enhanced Core Fund, Class I Shares	870,296	1,775,846	727,630	1,918,512	38,120,840	207,636
Columbia Acorn Fund, Class I Shares	879,308	1,039,936	624,049	1,295,195	38,013,960	-
Total of Affiliated Transactions	130,269,065	37,580,735	63,807,636	104,042,164	$1,106,474,904	$19,342,893

  The aggregate cost and value of these companies at September 30, 2015, was $1,099,354,857 and $1,106,474,904, respectively. Investments in affiliated companies represented 99.6% of the Fund's total net assets at September 30, 2015.

(b)  Non-income producing security.

(c)  At September 30, 2015, for federal income tax purposes, the cost of investments was approximately $1,103,725,066 and net unrealized appreciation was $7,120,047 consisting of gross unrealized appreciation of $13,708,862 and gross unrealized depreciation of $6,588,815.

(d)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2015.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$723,307,504	$-	$-	$723,307,504
Total Affiliated Stock Funds	383,167,400	-	-	383,167,400
Total Short-Term Investments	4,370,209	-	-	4,370,209
Total Investments	$1,110,845,113	$-	$-	$1,110,845,113

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED)

	Number of Shares
	6/30/15	9/30/15
Purchases
Asia
> China
51job - ADR	66,000	134,000
BitAuto - ADR	126,613	183,613
CAR Inc	3,668,000	3,947,000
China Everbright International	2,340,000	2,488,000
TravelSky Technology	2,459,000	3,580,000
Xinhua Winshare Publishing	3,303,000	4,140,000
> India
Container Corporation of India	160,788	175,000
> Taiwan
Far EasTone Telecom	1,900,000	3,050,000
Silergy	160,000	431,000
> Indonesia
Surya Citra Media	18,149,000	22,620,000
> Philippines
Puregold Price Club	5,087,200	6,742,200
> Thailand
Mega Lifesciences	6,899,100	8,700,000
> Korea
CJ Hellovision	0	27,983
KCC	0	4,038
Latin America
> Brazil
Odontoprev	1,430,100	1,471,400
Other Countries
> United States
Bladex	140,000	158,000
	Number of Shares
	6/30/15	9/30/15
Sales
Asia
> China
AMVIG Holdings	25,200,000	8,032,000
Canvest Environment Protection	9,263,000	0
Chongqing Rural Commercial Bank	5,600,000	0
NewOcean Energy	13,784,000	8,230,000
Phoenix Healthcare Group	2,265,000	2,200,000
Phoenix New Media - ADR	464,000	0
Shanghai Industrial	1,207,000	1,086,300
WuXi PharmaTech - ADR	117,000	0
> Taiwan
Chroma Ate	775,990	0
Largan Precision	59,000	40,000
PChome Online	470,602	0
President Chain Store	940,000	500,000
Vanguard International Semiconductor	4,177,000	3,243,000
Voltronic Power	424,000	277,156
> Indonesia
Arwana Citramulia	66,827,701	45,639,400
Link Net	10,600,000	10,000,000
Matahari Department Store	4,068,700	2,761,700
MNC Sky Vision	59,276,600	59,081,400
Tower Bersama Infrastructure	6,406,300	4,074,200
> Philippines
Robinsons Retail Holdings	2,451,090	2,150,090
> Thailand
Home Product Center	22,534,651	13,870,500
Robinson Department Store	3,271,700	1,167,300
> Hong Kong
Melco International	2,616,000	2,114,000
Vitasoy International	3,698,000	3,594,000
> Malaysia
Astro Malaysia Holdings	5,300,000	4,800,000
> Singapore
China Everbright Water	5,345,200	0
Petra Foods	1,397,400	1,386,000
SIIC Environment	8,493,560	5,400,000
> Cambodia
Nagacorp	6,300,000	4,715,000

COLUMBIA ACORN EMERGING MARKETS FUNDSM

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	6/30/15	9/30/15
Sales (continued)
Latin America
> Mexico
Grupo Aeroportuario del Sureste - ADR	48,525	30,525
> Colombia
Isagen	6,047,782	5,494,871
> Chile
Forus	1,586,000	913,508
Other Countries
> South Africa
Coronation Fund Managers	1,795,460	1,665,833
Rand Merchant Insurance	2,262,148	1,929,663
Europe
> Finland
Tikkurila	290,000	180,000

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), SEPTEMBER 30, 2015

Number of Shares		Value
		Equities: 94.0%
Asia 69.1%
	> China 16.3%
3,947,000	CAR Inc (a)(b)	$5,713,246
	Consolidator of Chinese Auto Rental Sector
183,613	BitAuto - ADR (a)	5,466,159
	Automotive Information Website for Buyers & Dealers
3,580,000	TravelSky Technology	4,527,863
	Chinese Air Travel Transaction Processor
11,951,000	Sihuan Pharmaceutical Holdings Group (c)	4,498,634
	Chinese Generic Drug Manufacturer
134,000	51job - ADR (a)(b)	3,671,600
	Integrated Human Resource Services
3,757,000	CapitaLand Retail China Trust	3,610,635
	China Commercial Property Real Estate Investment Trust
2,200,000	Phoenix Healthcare Group	3,591,119
	Private Hospital Management Group
2,488,000	China Everbright International	3,495,193
	Municipal Waste Operator
8,032,000	AMVIG Holdings	3,345,862
	Chinese Tobacco Packaging Material Supplier
4,140,000	Xinhua Winshare Publishing	3,273,161
	Sichuan Publisher, Distributor & Retailer
15,338,000	Jiangnan Group	3,161,464
	Cable & Wire Manufacturer
8,230,000	NewOcean Energy	3,109,563
	Southern China Liquefied Petroleum Gas Distributor
1,086,300	Shanghai Industrial	2,409,961
	Shanghai State Owned Enterprise
		49,874,460
	> India 13.8%
2,422,982	Zee Entertainment Enterprises	14,553,542
	Indian Programmer of Pay Television Content
1,737,269	Adani Ports & Special Economic Zone	7,936,288
	Indian West Coast Shipping Port
380,700	Colgate Palmolive India	5,583,449
	Consumer Products in Oral Care
318,483	United Breweries	4,288,665
	Indian Brewer
175,000	Container Corporation of India	3,961,761
	Railway Cargo Services
730,342	Bharti Infratel	3,957,347
	Communications Towers
110,352	Amara Raja	1,738,079
	Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market
		42,019,131
	> Taiwan 13.0%
3,050,000	Far EasTone Telecom	6,577,898
	Mobile Operator in Taiwan
Number of Shares		Value
420,000	St. Shine Optical	$5,153,114
	Disposable Contact Lens Original Equipment Manufacturer
431,000	Silergy	4,211,704
	Chinese Provider of Analog & Mixed Digital Integrated Circuits
575,988	Advantech	3,955,397
	Industrial PC & Components
3,243,000	Vanguard International Semiconductor	3,693,537
	Semiconductor Foundry
277,156	Voltronic Power	3,606,668
	Uninterruptible Power Supply Products
340,000	Ginko International	3,423,838
	Contact Lens Maker in China
40,000	Largan Precision	3,121,798
	Mobile Device Camera Lenses & Modules
500,000	President Chain Store	3,118,341
	Convenience Chain Store Operator in Taiwan
881,000	Novatek Microelectronics	2,765,980
	Display Related Integrated Circuit Designer
		39,628,275
	> Indonesia 6.4%
59,081,400	MNC Sky Vision (a)	5,994,180
	Satellite Pay TV Operator in Indonesia
22,620,000	Surya Citra Media	4,253,449
	Free to Air TV Station in Indonesia
10,000,000	Link Net (a)	3,072,172
	Fixed Broadband & Cable TV Service Provider
2,761,700	Matahari Department Store	3,050,329
	Department Store Chain in Indonesia
4,074,200	Tower Bersama Infrastructure (a)	1,821,938
	Communications Towers
45,639,400	Arwana Citramulia	1,392,121
	Ceramic Tiles for Home Decoration
		19,584,189
	> Philippines 5.1%
56,400,000	RFM Corporation	4,827,471
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
6,742,200	Puregold Price Club	4,471,720
	Supermarket Operator in the Philippines
2,150,090	Robinsons Retail Holdings	3,363,137
	Multi-format Retailer in the Philippines
34,926,300	Melco Crown (Philippines) Resorts (a)	2,792,145
	Integrated Resort Operator in Manila
		15,454,473
	> Thailand 4.2%
8,732,800	Samui Airport Property Fund	4,667,759
	Thai Airport Operator
8,700,000	Mega Lifesciences	4,395,612
	Manufacturer of Health Supplements & Pharmaceutical Products

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Thailand—continued
13,870,500	Home Product Center	$2,621,620
	Home Improvement Retailer
1,167,300	Robinson Department Store	1,226,081
	Department Store Operator in Thailand
		12,911,072
	> Korea 2.9%
241,088	Koh Young Technology	6,992,414
	Inspection Systems for Printed Circuit Boards
4,038	KCC	1,410,729
	Paint & Housing Material Manufacturer
27,983	CJ Hellovision	265,278
	Cable TV, Broadband & Mobile Virtual Network Operator
343	Nongshim Holdings	42,249
	Holding Company of Food Conglomerate
		8,710,670
	> Hong Kong 2.6%
3,594,000	Vitasoy International	5,314,449
	Hong Kong Soy Food Brand
2,114,000	Melco International	2,598,850
	Macau Casino Operator
		7,913,299
	> Malaysia 2.1%
10,000,000	7-Eleven Malaysia Holdings	3,366,033
	Exclusive 7-Eleven Franchisor for Malaysia
4,800,000	Astro Malaysia Holdings	3,077,379
	Pay TV Operator in Malaysia
		6,443,412
	> Singapore 1.8%
5,400,000	SIIC Environment (a)	3,190,878
	Waste Water Treatment Operator
1,386,000	Petra Foods	2,446,746
	Chocolate Manufacturer in Southeast Asia
		5,637,624
	> Cambodia 0.9%
4,715,000	Nagacorp	2,835,339
	Casino & Entertainment Complex in Cambodia
Asia: Total		211,011,944
Latin America 10.1%
	> Mexico 4.3%
3,748,000	Qualitas (a)	5,152,561
	Auto Insurer in Mexico & Central America
30,525	Grupo Aeroportuario del Sureste - ADR	4,648,042
	Mexican Airport Operator
2,747,000	Hoteles City Express (a)	3,542,440
	Budget Hotel Operator in Mexico
		13,343,043
Number of Shares		Value
	> Brazil 3.4%
595,970	Localiza Rent a Car	$3,670,976
	Car Rental
1,471,400	Odontoprev	3,633,499
	Dental Insurance
280,000	Linx	3,041,897
	Retail Management Software in Brazil
		10,346,372
	> Colombia 1.7%
5,494,871	Isagen	5,125,074
	Colombian Electricity Provider
	> Chile 0.7%
913,508	Forus	2,055,027
	Multi-brand Latin American Wholesaler & Retailer
Latin America: Total		30,869,516
Other Countries 7.8%
	> South Africa 4.4%
1,665,833	Coronation Fund Managers	7,848,053
	South African Fund Manager
1,929,663	Rand Merchant Insurance	5,767,337
	Directly Sold Property & Casualty Insurance; Holdings in other Insurers
		13,615,390
	> Egypt 2.2%
975,991	Commercial International Bank of Egypt	6,630,891
	Private Universal Bank in Egypt
	> United States 1.2%
158,000	Bladex	3,657,700
	Latin American Trade Financing House
Other Countries: Total		23,903,981
Europe 7.0%
	> United Kingdom 3.5%
7,207,000	Cable and Wireless	6,039,922
	Telecommunications Service Provider in the Caribbean
736,860	PureCircle (a)	4,737,409
	Natural Sweeteners
		10,777,331
	> Kazakhstan 2.5%
1,268,483	Halyk Savings Bank of Kazakhstan - GDR (b)	7,496,734
	Retail Bank & Insurer in Kazakhstan
	> Finland 1.0%
180,000	Tikkurila	2,986,809
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
Europe: Total		21,260,874
Total Equities: 94.0% (Cost: $349,288,967)		287,046,315(d)

Number of Shares		Value
Short-Term Investments 5.3%
16,245,671	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	$16,245,671
Total Short-Term Investments: 5.3% (Cost: $16,245,671)		16,245,671
Securities Lending Collateral 1.3%
3,979,700	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (e)	3,979,700
Total Securities Lending Collateral: 1.3% (Cost: $3,979,700)		3,979,700
Total Investments: 100.6% (Cost: $369,514,338)(f)		307,271,686	(g)
Obligation to Return Collateral for Securities Loaned: (1.3)%		(3,979,700)
Cash and Other Assets Less Liabilities: 0.7%		2,170,734
Net Assets: 100.0%		$305,462,720

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $3,768,609.

(c)  Illiquid security.

(d)  On September 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$47,874,704	15.7
Indian Rupee	42,019,131	13.8
Taiwan Dollar	39,628,275	13.0
U.S. Dollar	24,940,235	8.2
Indonesian Rupiah	19,584,189	6.4
Philippine Peso	15,454,472	5.0
Other currencies less than 5% of total net assets	97,545,309	31.9
Total Equities	$287,046,315	94.0

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At September 30, 2015, for federal income tax purposes, the cost of investments was approximately $369,514,338 and net unrealized depreciation was $62,242,652 consisting of gross unrealized appreciation of $20,417,260 and gross unrealized depreciation of $82,659,912.

(g)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2015.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of September 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$9,137,759	$197,375,551	$4,498,634	$211,011,944
Latin America	30,869,516	-	-	30,869,516
Other Countries	3,657,700	20,246,281	-	23,903,981
Europe	-	21,260,874	-	21,260,874
Total Equities	43,664,975	238,882,706	4,498,634	287,046,315
Total Short-Term Investments	16,245,671	-	-	16,245,671
Total Securities Lending Collateral	3,979,700	-	-	3,979,700
Total Investments	$63,890,346	$238,882,706	$4,498,634	$307,271,686

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

> Notes to Statement of Investments

  The following table reconciles asset balances for the period ended September 30, 2015, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of September 30, 2015
Equities
Asia	$-	$-	$(3,450,678)	$-	$-	$7,949,312	$-	$4,498,634

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at September 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $3,450,678.

  Quantitative information pertaining to Level 3 unobservable fair value measurements

	Fair Value at September 30, 2015	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities Asia	$4,498,634	Float price with market index	Discount for lack of liquidity	10	%-16%

  Financial assets were transferred from Level 2 to Level 3 as trading halted during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$-	$7,949,312	$7,949,312	$-

  Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities or indicies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At September 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Information
Entertainment Programming	$14,553,542	4.7
Mobile Communications	12,357,183	4.0
Semiconductors & Related Equipment	10,671,221	3.5
Internet Related	9,137,759	3.0
Satellite Broadcasting & Services	9,071,559	3.0
Business Software	7,569,760	2.5
Computer Hardware & Related Equipment	7,562,065	2.5
Instrumentation	6,992,414	2.3
Telephone & Data Services	6,039,922	2.0
TV Broadcasting	4,253,449	1.4
Cable TV	3,337,450	1.1
Telecommunications Equipment	3,121,798	1.0
	94,668,122	31.0
> Consumer Goods & Services
Retail	26,545,449	8.7
Food & Beverage	21,614,740	7.1
Travel	12,926,662	4.2
Consumer Goods Distribution	9,979,061	3.2
Casinos & Gaming	8,226,334	2.7
Other Durable Goods	1,738,079	0.6
	81,030,325	26.5
> Finance
Banks	17,785,325	5.8
Insurance	14,553,397	4.8
Brokerage & Money Management	7,848,053	2.6
	40,186,775	13.2
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	9,135,521	3.0
Other Industrial Services	7,936,288	2.6
Waste Management	3,495,193	1.2
Water	3,190,878	1.0
Electrical Components	3,161,464	1.0
Conglomerates	2,452,210	0.8
	29,371,554	9.6
	Value	Percentage of Net Assets
> Other Industries
Transportation	$13,277,562	4.3
Regulated Utilities	5,125,074	1.7
Real Estate	3,610,635	1.2
	22,013,271	7.2
> Health Care
Medical Supplies	8,576,952	2.8
Pharmaceuticals	4,498,634	1.5
Hospital Management	3,591,119	1.2
	16,666,705	5.5
> Energy & Minerals
Oil Refining, Marketing & Distribution	3,109,563	1.0
	3,109,563	1.0
Total Equities:	287,046,315	94.0
Short-Term Investments:	16,245,671	5.3
Securities Lending Collateral:	3,979,700	1.3
Total Investments:	307,271,686	100.6
Obligation to Return Collateral for Securities Loaned:	(3,979,700)	(1.3)
Cash and Other Assets Less Liabilities:	2,170,734	0.7
Net Assets:	$305,462,720	100.0

COLUMBIA ACORN EUROPEAN FUNDSM

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED)

	Number of Shares
	6/30/15	9/30/15
Purchases
Europe
> United Kingdom
Assura	1,811,485	1,990,765
Cable and Wireless	1,043,540	1,091,240
Cambian	204,460	213,850
Connect Group	225,231	239,871
Domino's Pizza UK & Ireland	44,010	51,500
Elementis	114,720	141,140
Halfords	81,000	99,490
Halma	46,890	48,730
Jardine Lloyd Thompson Group	35,000	36,320
Ocado	95,010	99,190
Regus	137,120	145,000
Spirax Sarco	24,357	27,267
WH Smith	35,360	36,670
> Sweden
Hexagon	24,633	26,343
Mekonomen	25,800	46,940
Modern Times Group	21,470	31,850
Recipharm	44,030	64,280
Sweco	63,050	65,250
Trelleborg	0	36,320
Unibet	14,591	15,131
> Germany
Aurelius	27,900	31,360
Elringklinger	18,950	22,890
MTU Aero Engines	9,730	13,200
NORMA Group	19,770	24,150
Wirecard	18,900	27,390
> France
AKKA Technologies	17,288	18,048
Bonduelle	19,310	20,830
Eutelsat	32,020	34,750
Neopost	27,860	33,020
Saft	13,821	14,431
> Netherlands
Aalberts Industries	32,560	33,820
Arcadis	20,005	36,405
Brunel	35,741	35,971
Gemalto	6,060	10,780
Vopak	11,490	12,010
> Finland
Konecranes	25,836	30,850
Munksjo	185,880	189,960
Sponda	160,990	167,120
Tikkurila	33,751	37,441
	Number of Shares
	6/30/15	9/30/15
> Switzerland
Geberit	2,530	3,230
INFICON	1,530	2,040
Panalpina Welttransport Holding	0	5,380
> Spain
Bolsas y Mercados Españoles	12,520	13,530
Distribuidora Internacional de Alimentación	202,320	263,590
Prosegur	142,750	182,250
Viscofan	8,720	9,070
> Denmark
William Demant Holding	14,000	14,330
> Norway
Atea	62,050	113,560
> Italy
Hera	105,433	195,200
Industria Macchine Automatiche	10,540	11,280
> Belgium
EVS Broadcast Equipment	19,420	20,210

COLUMBIA ACORN EUROPEAN FUNDSM

MAJOR PORTFOLIO CHANGES IN THE THIRD QUARTER (UNAUDITED), CONTINUED

	Number of Shares
	6/30/15	9/30/15
Sales
Europe
> United Kingdom
Abcam	66,010	64,937
Aggreko	33,220	0
AVEVA	20,150	0
Babcock International	49,910	39,480
> France
HiPay	23,940	6,856

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), SEPTEMBER 30, 2015

Number of Shares		Value
		Equities: 95.3%
Europe 95.3%
	> United Kingdom 27.5%
1,990,765	Assura	$1,648,812
383,513	Assura Rights (b)(c)	27,557
	UK Primary Health Care Property Developer
384,788	Charles Taylor	1,429,026
	Insurance Services
27,267	Spirax Sarco	1,155,360
	Steam Systems for Manufacturing & Process Industries
1,091,240	Cable and Wireless	914,528
	Telecommunications Service Provider in the Caribbean
213,850	Cambian	910,657
	Mental Health Facilities & Programs
36,670	WH Smith	867,590
	Newsprint, Books & General Stationery Retailer
99,490	Halfords	695,025
	UK Retailer of Leisure Goods & Auto Parts
51,500	Domino's Pizza UK & Ireland	691,811
	Pizza Delivery in the UK, Ireland & Germany
70,640	Dialight (a)	679,099
	LED Products for Hazardous & Industrial Environments
145,000	Regus	672,523
	Rental of Office Space in Full Service Business Centers
23,460	Fidessa Group	636,674
	Software for Financial Trading Systems
97,930	PureCircle (b)	629,610
	Natural Sweeteners
125,110	Polypipe	624,085
	Manufacturer of Plastic Piping & Fittings
10,760	Rightmove	593,792
	Internet Real Estate Listings
64,937	Abcam	570,736
	Online Sales of Antibodies
239,871	Connect Group	569,698
	Newspaper & Magazine Distributor
36,320	Jardine Lloyd Thompson Group	559,870
	International Business Insurance Broker
39,480	Babcock International	544,975
	Public Sector Outsourcer
48,730	Halma	531,863
	Health & Safety Sensor Technology
99,190	Ocado (b)	480,159
	Online Grocery Retailer
141,140	Elementis	476,553
	Specialty Chemicals
		15,910,003
Number of Shares		Value
	> Sweden 12.8%
15,131	Unibet	$1,265,444
	European Online Gaming Operator
64,280	Recipharm	1,175,018
	Contract Development Manufacturing Organization
46,940	Mekonomen	1,087,982
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
65,250	Sweco (a)	904,306
	Engineering Consultants
31,850	Modern Times Group	818,516
	Nordic TV Broadcaster
26,343	Hexagon	803,513
	Design, Measurement & Visualization Software & Equipment
25,662	Swedish Match	774,770
	Swedish Snus
36,320	Trelleborg	574,528
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
		7,404,077
	> Germany 11.5%
31,360	Aurelius	1,456,506
	European Turnaround Investor
27,390	Wirecard (a)	1,307,011
	Online Payment Processing & Risk Management
24,150	NORMA Group	1,185,325
	Clamps for Automotive & Industrial Applications
13,200	MTU Aero Engines	1,103,128
	Airplane Engine Components & Services
1,480	Rational	591,134
	Commercial Ovens
94,780	Telefonica Deutschland	578,359
	Mobile & Fixed-line Communications in Germany
22,890	Elringklinger	439,929
	Automobile Components
		6,661,392
	> France 8.0%
34,750	Eutelsat	1,063,932
	Fixed Satellite Services
33,020	Neopost	858,951
	Postage Meter Machines
15,360	Cegedim (b)	617,877
	Medical Market Research/IT Services
1,900	Eurofins Scientific	583,204
	Food, Pharmaceuticals & Materials Screening & Testing
20,830	Bonduelle	535,335
	Producer of Canned, Deep-frozen & Fresh Vegetables
14,431	Saft	471,501
	Niche Battery Manufacturer
18,048	AKKA Technologies	466,056
	Engineering Consultancy
6,856	HiPay (a)(b)	53,856
	Micropayment & Payment Processing
		4,650,712

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Netherlands 7.1%
33,820	Aalberts Industries	$999,935
	Flow Control & Heat Treatment
36,405	Arcadis	854,461
	Engineering Consultants
10,780	Gemalto	698,763
	Digital Security Solutions
35,971	Brunel	609,140
	Temporary Specialist & Energy Staffing
12,010	Vopak	478,892
	Operator of Petroleum & Chemical Storage Terminals
4,400	Core Labs (a)	439,120
	Oil & Gas Reservoir Consulting
		4,080,311
	> Finland 6.3%
92,850	Munksjo (d)	815,354
97,110	Munksjo	813,830
	Specialty Paper Maker
30,850	Konecranes (a)	770,789
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
167,120	Sponda	652,096
	Office, Retail & Logistics Properties
37,441	Tikkurila	621,273
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
		3,673,342
	> Switzerland 6.3%
4,480	Partners Group	1,518,079
	Private Markets Asset Management
3,230	Geberit	986,632
	Plumbing Systems
5,380	Panalpina Welttransport Holding	587,903
	Air & Sea Freight Forwarding
2,040	INFICON	569,341
	Gas Detection Instruments
		3,661,955
	> Spain 6.0%
263,590	Distribuidora Internacional de Alimentación	1,591,375
	Discount Retailer in Spain & Latin America
182,250	Prosegur	875,678
	Security Guards
9,070	Viscofan	546,064
	Sausage Casings Maker
13,530	Bolsas y Mercados Españoles	456,727
	Spanish Stock Markets
		3,469,844
	> Denmark 4.3%
25,640	SimCorp	1,290,188
	Software for Investment Managers
14,330	William Demant Holding (b)	1,191,064
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
		2,481,252
Number of Shares		Value
	> Norway 2.9%
113,560	Atea	$1,043,799
	Nordic IT Hardware/Software Reseller & Integrator
87,370	Orkla	647,588
	Food & Brands, Aluminum, Chemicals Conglomerate
		1,691,387
	> Italy 1.7%
195,200	Hera	506,466
	Northern Italian Utility
11,280	Industria Macchine Automatiche	504,171
	Food & Drugs Packaging & Machinery
		1,010,637
	> Belgium 0.9%
20,210	EVS Broadcast Equipment	522,111
	Digital Live Mobile Production Software & Systems
Europe: Total		55,217,023
Total Equities: 95.3% (Cost: $56,042,373)		55,217,023(e)
Short-Term Investments 7.5%
4,342,051	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.01%)	4,342,051
Total Short-Term Investments: 7.5% (Cost: $4,342,051)		4,342,051
Securities Lending Collateral 3.9%
2,252,502	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.01%) (f)	2,252,502
Total Securities Lending Collateral: 3.9% (Cost: $2,252,502)		2,252,502
Total Investments: 106.7% (Cost: $62,636,926)(g)		61,811,576 (h)
Obligation to Return Collateral for Securities Loaned: (3.9)%		(2,252,502)
Cash and Other Assets Less Liabilities: (2.8)%		(1,652,615)
Net Assets: 100.0%		$57,906,459

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at September 30, 2015. The total market value of securities on loan at September 30, 2015 was $2,185,268.

(b)  Non-income producing security.

(c)  Illiquid security.

(d)  Security is traded on a Swedish exchange.

(e)  On September 30, 2015, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$22,813,874	39.4
British Pound	15,910,003	27.5
Swedish Krona	8,219,432	14.2
Swiss Franc	3,661,955	6.3
Other currencies less than 5% of total net assets	4,611,759	7.9
Total Equities	$55,217,023	95.3

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At September 30, 2015, for federal income tax purposes, the cost of investments was approximately $62,636,926 and net unrealized depreciation was $825,350 consisting of gross unrealized appreciation of $4,904,772 and gross unrealized depreciation of $5,730,122.

(h)  Securities are valued using policies described in the Notes to Financial Statements in the shareholder report dated June 30, 2015.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of September 30, 2015, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$439,120	$54,777,903	$-	$55,217,023
Total Equities	439,120	54,777,903	-	55,217,023
Total Short-Term Investments	4,342,051	-	-	4,342,051
Total Securities Lending Collateral	2,252,502	-	-	2,252,502
Total Investments	$7,033,673	$54,777,903	$-	$61,811,576

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

COLUMBIA ACORN EUROPEAN FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At September 30, 2015, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Machinery	$5,635,071	9.7
Other Industrial Services	4,033,002	7.0
Industrial Materials & Specialty Chemicals	3,741,467	6.5
Outsourcing Services	3,168,372	5.5
Conglomerates	3,104,029	5.3
Construction	1,610,717	2.8
Electrical Components	1,150,600	2.0
	22,443,258	38.8
> Information
Business Software	2,730,375	4.7
Computer Services	1,661,676	2.9
Telephone & Data Services	1,492,887	2.6
Financial Processors	1,307,011	2.3
Computer Hardware & Related Equipment	1,220,874	2.1
Satellite Broadcasting & Services	1,063,932	1.8
TV Broadcasting	818,516	1.4
Internet Related	647,648	1.1
Instrumentation	531,863	0.9
	11,474,782	19.8
> Consumer Goods & Services
Retail	4,722,131	8.1
Food & Beverage	2,485,779	4.3
Casinos & Gaming	1,265,444	2.2
Restaurants	691,811	1.2
Consumer Goods Distribution	569,698	1.0
	9,734,863	16.8
> Finance
Insurance	1,988,896	3.4
Brokerage & Money Management	1,518,079	2.6
Financial Processors	456,727	0.8
	3,963,702	6.8
> Health Care
Medical Equipment & Devices	1,191,064	2.0
Pharmaceuticals	1,175,018	2.0
Health Care Services	910,657	1.6
Medical Supplies	570,736	1.0
	3,847,475	6.6
> Other Industries
Real Estate	2,328,465	4.0
Regulated Utilities	506,466	0.9
	2,834,931	4.9
	Value	Percentage of Net Assets
> Energy & Minerals
Oil Refining, Marketing & Distribution	$478,892	0.8
Mining	439,120	0.8
	918,012	1.6
Total Equities:	55,217,023	95.3
Short-Term Investments:	4,342,051	7.5
Securities Lending Collateral:	2,252,502	3.9
Total Investments:	61,811,576	106.7
Obligation to Return Collateral for Securities Loaned:	(2,252,502)	(3.9)
Cash and Other Assets Less Liabilities:	(1,652,615)	(2.8)
Net Assets:	$57,906,459	100.0

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COLUMBIA ACORN FAMILY OF FUNDS EXPENSE INFORMATION

as of 9/30/15

Columbia Acorn® Fund	Class A	Class B(a)	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.65%	0.65%	0.65%	0.65%		0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.19%	0.53%	0.15%	0.08%		0.22%	0.12%	0.07%	0.15%
Net Expense Ratio	1.09%	1.93%	1.80%	0.73%		0.87%	0.77%	0.72%	0.80%
Columbia Acorn International®
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.59%	0.22%	0.12%	0.35%	0.29%	0.16%	0.11%	0.20%
Net Expense Ratio	1.24%	2.10%	1.98%	0.88%	1.61%	1.05%	0.92%	0.87%	0.96%
Columbia Acorn USA®
Management Fees	0.87%	0.87%	0.87%	0.87%		0.87%	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.22%	0.97%	0.15%	0.06%		0.23%	0.14%	0.09%	0.22%
Net Expense Ratio	1.34%	2.59%	2.02%	0.93%		1.10%	1.01%	0.96%	1.09%
Columbia Acorn International SelectSM
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.35%	0.51%	0.37%	0.25%		0.33%	0.27%	0.21%	0.30%
Net Expense Ratio	1.54%	2.20%	2.31%	1.19%		1.27%	1.21%	1.15%	1.24%
Columbia Acorn SelectSM
Management Fees	0.74%	0.74%	0.74%	0.74%		0.74%	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.25%	0.61%	0.23%	0.10%		0.26%	0.21%	0.12%	0.22%
Net Expense Ratio	1.24%	2.10%	1.97%	0.84%		1.00%	0.95%	0.86%	0.96%
Columbia Thermostat FundSM
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.14%	0.09%	0.15%
Net Expense Ratio(b)	0.50%	1.00%	1.25%			0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets FundSM(c)
Management Fees	1.06%		1.06%	1.06%		1.06%	1.06%	1.06%	1.06%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.33%		0.34%	0.22%		0.28%	0.26%	0.19%	0.33%
Net Expense Ratio	1.64%		2.40%	1.28%		1.34%	1.32%	1.25%	1.39%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.31%		0.31%	0.25%		0.31%	0.29%		0.31%
Net Expense Ratio	1.75%		2.50%	1.44%		1.50%	1.48%		1.50%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the nine months ended September 30, 2015. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), after giving effect to any balance credits or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM on 30 days' notice.

    Effective May 1, 2015, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select through April 30, 2016. When determining whether the Fund's total expenses exceed the voluntary expense cap described above, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may only be modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in underlying portfolio funds), do not exceed annually the rates of 0.50%, 1.00%, 1.25%, 0.25%, 0.24%, 0.19% and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares, respectively, through April 30, 2016. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any), of each Fund's Class A, Class C, Class I, Class R4, Class R5, Class Y (if offered) and Class Z shares through April 30, 2016, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.48%	1.60%	1.53%	1.48%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.41%	1.50%	1.46%	—	1.50%

    There is no guarantee that these arrangements will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the voluntary undertaking by Columbia Management Investment Services Corp., the Funds' transfer agent, to waive a portion of total annual Fund operating expenses attributable to transfer agency expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively.

(a)    The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

(b)    Does not include estimated fees and expenses of 0.52% incurred by the Fund from the underlying portfolio funds in which it invests.

(c)    Effective July 11, 2014, Columbia Acorn Emerging Markets Fund is closed to most new investors and new accounts, except as described in the Fund's prospectus, dated May 1, 2015.

COLUMBIA ACORN FAMILY OF FUNDS

Trustees

Laura M. Born

Chair of the Board

David J. Rudis

Vice Chair of the Board

Maureen M. Culhane

P. Zachary Egan

Margaret M. Eisen

Thomas M. Goldstein

John C. Heaton

Steven N. Kaplan

Charles R. Phillips

Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan

President

Alan G. Berkshire

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

William J. Doyle

Vice President

David L. Frank

Vice President

Paul B. Goucher

Assistant Secretary

Fritz Kaegi

Vice President

John M. Kunka

Treasurer and Principal Accounting and Financial Officer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Ryan C. Larrenaga

Assistant Secretary

Satoshi Matsunaga

Vice President

Charles P. McQuaid

Vice President

Louis J. Mendes

Vice President

Robert A. Mohn*

Vice President

Christopher J. Olson

Vice President

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Matthew S. Szafranski

Vice President

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Secretary

*Robert Mohn retired effective October 1, 2015.

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at columbiathreadneedle.com/us under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at columbiathreadneedle.com/us approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit columbiathreadneedle.com/us. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our website at:

columbiathreadneedle.com/us

Our e-mail address is:

serviceinquiries@columbiathreadneedle.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Third Quarter Report, September 30, 2015
225 Franklin Street, Boston, MA 02110

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: columbiathreadneedle.com/us

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

800.345.6611 columbiathreadneedle.com/us

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